                                   AMERICAN
                               AADVANTAGE FUNDS
                                    [LOGO]
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                October 31, 2000


[GRAPHIC OF GLOBE AND EAGLE]

                                                                    EQUITY FUNDS

                                                                   Balanced Fund
                                                            Large Cap Value Fund
                                                           Large Cap Growth Fund
                                                            Small Cap Value Fund
                                                       International Equity Fund
                                                           Emerging Markets Fund


                                                                      BOND FUNDS

                                                          Intermediate Bond Fund
                                                            Short-Term Bond Fund




                           Managed by AMR Investments

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.

AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.

Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.

                                                Contents
                                                ------------------------------------------------
                                                President's Message.........................   1
                                                Market and Performance Overviews............   2
                                                Equity Portfolios
                                                   Balanced Portfolio.......................  42
                                                   Large Cap Value Portfolio................  50
                                                   Large Cap Growth Portfolio...............  54
                                                   Small Cap Value Portfolio................  59
                                                   International Equity Portfolio...........  65
                                                   Emerging Markets Portfolio...............  70
                                                Bond Portfolios
                                                   Intermediate Bond Portfolio..............  76
                                                   Short-Term Bond Portfolio................  79
                                                Additional Information............... Back Cover

                                 [AA EAGLE]
American AAdvantage Funds                                       October 31, 2000

[BILL QUINN PICTURE]
                                                      FELLOW SHAREHOLDER:

                                                      We are pleased to
                                                      present you with the
                                                      Annual Report for the
                                                      American AAdvantage Funds
                                                      for the fiscal year ended
                                                      October 31, 2000. This
                                                      fiscal year produced
                                                      volatile markets and
                                                      shifting trends,
                                                      emphasizing the importance
                                                      of a sound long-term
                                                      investment philosophy. We
                                                      feel that our approach and
                                                      commitment to providing a
                                                      broad spectrum of
                                                      diversified, low cost
                                                      investment vehicles tended
                                                      to serve our investors
                                                      well during this period.

                                                           Some investors
                                                      abandon their long-term
                                                      plans as they attempt to
react to each change in the market. During the last year, many of these investors preferred to chase short-term market trends rather than staying with time-tested fundamentals. The market shift in March reminded shareholders that these investment trends do change. "Hot" technology growth stocks were trounced as investors sought out so-called "old economy" stocks. Now these "old economy" stocks are being publicized, by many, as the economy's "old reliables." Growth at any price investors suddenly found the market acting more like a glass of stale champagne -- flat, with no bubbles. Toasting this shift are back-to-basics value investors. At the American AAdvantage Funds, we remind our investors that successful investing is based on time in the market, not timing the market. We believe that adherence to this philosophy rewarded many of our investors this year when markets were extremely volatile and will continue to benefit our shareholders in the future.

     Fulfilling our commitment to provide you with further diversification, the American AAdvantage Funds introduced several new funds on July 31st. These funds include the Large Cap Growth Fund, the Emerging Markets Fund, the Small Cap Index Fund and the International Equity Index Fund. With the introduction of these funds, we hope to further meet the growing needs of our shareholders.

     We thank you for your continued trust in our Funds. As we welcome in the new year, the American AAdvantage Funds will strive to provide products and services that support your financial needs.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

DOMESTIC EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------


     During the last two months of 1999, the U.S. equity markets continued to show strength, ending the decade with a bang as blue chip companies delivered an unprecedented fifth straight year of double-digit gains. Investors focused on near-term momentum, seemingly ignoring all valuation concerns. Market leadership remained narrowly focused, as a select group of technology, communications and Internet-related stocks enjoyed the majority of the gains. Technology and telecommunications topped the list of the best performing sectors for the first fiscal quarter as investors embraced the prospects of electronic and business commerce over the Internet and bid up the prices of the "dot.coms." The second fiscal quarter was marked by unprecedented volatility, with significant price moves on a day-to-day basis as investors continued to exhibit a short-term focus by reacting to the release of economic data and Fed policy.

     Overall, companies that demonstrated the highest growth in earnings and revenues were handsomely rewarded and there was swift retribution against stocks that disappointed on their estimates. Market tone changed dramatically in early March as investors lost their appetite for momentum and technology-oriented stocks and instead focused on valuations and companies with predictable earnings growth. In April, investors rotated out of the growth segments of the market, unnerved by signs of stronger economic growth and inflationary pressures. Technology stocks, particularly those with extreme valuations and negative earnings, suffered the brunt of the sell-off as the NASDAQ experienced a loss of nearly 10% in a single day.

     Equity markets encountered a sell-off in May, as the Fed continued its path of preemptive strikes on inflation, increasing short-term interest rates by 0.50%. Technology and telecommunications relinquished their market leadership during the period of May through July, for the first time since mid-1999. Reacting to rising rates and economic slowdown, investors rotated to "defensive" sectors, with reasonable valuations and consistent earnings. Healthcare stocks, particularly drug issues, benefited from their steady earnings growth and attractive price multiples. The strength in the oil and natural gas segments lifted the performance of the energy sector, as price and demand for oil remained high. Internet stocks were the primary sources of weakness among technology names. Telecommunications stocks, with their significantly higher valuations, were dragged down in an overall flight to quality.

     In the third calendar quarter, the S&P 500 Index posted a slight decline, extending the pattern set in the latter portion of the first half of the year. This continued the rotation out of technology and growth sectors and into more defensive groups. During this period, there was a renewed attention to corporate profits, as market infatuation with "growth at any price" technology stocks wore off. In addition, the market had to contend with the negative influence of higher oil prices and a weakening Euro. Concerns about the global impact of Euro instability and surging oil prices haunted the markets in September as domestic stocks erased a majority of their quarterly gains. Further damage to market sentiment occurred when several high profile companies such as Intel, Apple and Eastman Kodak announced earnings shortfalls. Among telecommunications names, wireless stocks were especially weak due to lower sales of cellular telephones and pricing pressures. Even within technology, there were selected areas of strength as investors rewarded companies that continued to exceed quarterly expectations of demand and earnings.

     Financial services stocks were one of the biggest beneficiaries of the rotation away from growth as interest rates stabilized over the quarter, and a boom in merger activity lifted the prospects of the whole sector. Rising oil and natural gas prices were responsible for the strong performance of the energy sector. Also, the soaring demand for power and limited supplies lifted the utilities sector. The technology-dominated NASDAQ was the worst performing domestic benchmark for the third calendar quarter, with a loss of 7.4%.

     One of the dominant themes between August and the end of October was the complete outperformance of value over growth. The markets continued to turn more cautious and rotate towards stocks with more reasonable valuations and dependable earnings. Continuing the March trend, the utilities, financial, and energy sectors performed well. Many investors abandoned the pricier growth issues in an overall "flight to value."

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND (SM)
--------------------------------------------------------------------------------

     The Balanced Fund -- Institutional Class annualized total return for the twelve months ended October 31, 2000 was 5.13%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/90 THROUGH 10/31/00

                                                                                                    S&P 500/
                               Institutional Class   Lipper Balanced Index      S&P 500 Index   Barra Value Index
10/90                                     10000.00                10000.00           10000.00            10000.00
10/91                                     12535.00                12818.00           13353.00            13068.00
10/92                                     13632.00                13966.00           14680.00            14151.00
10/93                                     16248.00                16214.00           16865.00            17572.00
10/94                                     16235.00                16115.00           17526.00            17955.00
10/95                                     19383.00                18949.00           22147.00            22088.00
10/96                                     22573.00                21697.00           27476.00            27524.00
10/97                                     27097.00                26091.00           36310.00            35698.00
10/98                                     29546.00                28898.00           44301.00            39889.00
10/99                                     29703.00                32531.00           55691.00            47472.00
10/00                                     31227.00                35104.00           59083.00            52068.00

                                Lehman Gov./Credit Index   Balanced Composite Index
10/90                                           10000.00                   10000.00
10/91                                           11537.00                   12451.00
10/92                                           12750.00                   13613.00
10/93                                           14491.00                   16320.00
10/94                                           13819.00                   16232.00
10/95                                           16052.00                   19529.00
10/96                                           16917.00                   22780.00
10/97                                           18407.00                   27598.00
10/98                                           20298.00                   30885.00
10/99                                           20164.00                   34270.00
10/00                                           21598.00                   37334.00

                          ANNUALIZED TOTAL RETURNS
                         ---------------------------   VALUE OF
                           PERIODS ENDED 10/31/00       $10,000
                         ---------------------------   10/31/90-
                         1 YEAR   5 YEARS   10 YEARS   10/31/00
                         ------   -------   --------   ---------
Institutional
 Class(1)..............   5.13%    10.01%     12.06%    $31,227
PlanAhead Class(1,2)...   4.88%     9.69%     11.86%    $30,664
AMR Class(1,2).........   5.37%    10.30%     12.25%    $31,746
Lipper Balanced Index..   7.91%    13.12%     13.38%    $35,104
S&P 500 Index..........   6.09%    21.67%     19.44%    $59,083
S&P 500/Barra Value
 Index.................   9.68%    18.71%     17.94%    $52,068
Lehman Gov./Credit
 Index.................   7.11%     6.12%      8.00%    $21,598
Balanced Composite
 Index*................   8.94%    13.84%     14.08%    $37,334

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/90 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/90. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/90.

*   60% S&P 500 Barra Value, 40% Lehman Gov't. Credit Index

     We are very pleased with the Fund's recent performance, as investors have broadened their interest into previously ignored sectors. During the early portion of the year, investors continued to shift their focus away from traditional stocks into the "new economy" stocks in the NASDAQ. The technology-heavy NASDAQ Index climbed beyond expectations and hit its record high in March. Shortly thereafter, it crumbled under its own weight and showed its vulnerability throughout the remainder of the fiscal period, making way for a return to stocks with reasonable valuations and improving fundamentals. The fixed income segment of the Fund returned 6.48% for the period. This positively contributed to the overall performance of the Fund.

     When the investor sentiment shifted in March, the market leadership moved away from telecommunication and technology stocks. The losses in the information technology sector eroded huge gains from the period and impacted the Fund as it held securities affected in this sector. Holdings which positively impacted the Fund's annual return included Allstate Corp (up 42.4%), Dynegy (up 260.1%) and Reliant Energy (up 60.1%). These were among the biggest and most productive names held in the Fund in the financial and utilities sectors, which staged a comeback when technology and telecommunications moved out of favor.

     As the new fiscal year begins, the stock market remains volatile, but conditions appear favorable for an improving bond environment. Due to the Fund's low price-to-earnings profiles and above-market earnings growth projections, the advisors believe the Fund is well positioned as long as investors continue to focus on fundamentals.

TOP TEN EQUITY HOLDINGS AS OF OCTOBER 31, 2000

                                               % OF EQUITIES
                                               -------------
Philip Morris Companies, Incorporated                2.7%
Honeywell International Incorporated                 2.6%
Allstate Corporation                                 2.5%
Washington Mutual, Incorporated                      2.3%
Verizon Communications, Incorporated                 2.3%
American Electric Power Company, Incorporated        2.0%
Bank of America Corporation                          1.7%
Bristol-Myers Squibb Company                         1.7%
Ford Motor Company                                   1.5%
USX Marathon Group                                   1.5%
                                                   -----
        Total                                       20.8%
Top Ten Equity Holdings as % of Total Net
  Assets                                           11.92%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2000

                                                   S&P 500/
           EQUITY:                 FUND           BARRA VALUE
           -------             ------------      -------------
Price/Earnings Ratio                   14.9               19.7
Price/Book Ratio                        3.4                4.5
Wtd. Avg. Mkt. Cap ($)         35.3 Billion       74.7 Billion

                                                   LEHMAN
         FIXED INCOME:             FUND          GOV./CRED.
         -------------           --------        ----------
Avg. Credit Quality                   Aa2              Aa1
Wtd. Avg. Duration               5.2 yrs.         5.4 yrs.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND (SM)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 4.81% for the twelve months ended October 31, 2000.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/90 THROUGH 10/31/00

                                          Institutional Class    Lipper Multi-Cap Value Index        S&P 500 Index
10/90                                                10000.00                        10000.00             10000.00
10/91                                                13383.00                        13142.00             13353.00
10/92                                                14721.00                        14475.00             14680.00
10/93                                                17885.00                        17348.00             16865.00
10/94                                                18486.00                        18005.00             17526.00
10/95                                                22311.00                        21624.00             22147.00
10/96                                                27525.00                        26068.00             27476.00
10/97                                                35245.00                        33698.00             36310.00
10/98                                                37459.00                        35319.00             44301.00
10/99                                                38103.00                        38812.00             55691.00
10/00                                                39936.00                        42639.00             59083.00

                                                S&P 500/
                                           Barra Value Index
10/90                                               10000.00
10/91                                               13068.00
10/92                                               14151.00
10/93                                               17572.00
10/94                                               17955.00
10/95                                               22088.00
10/96                                               27524.00
10/97                                               35698.00
10/98                                               39889.00
10/99                                               47472.00
10/00                                               52068.00

                           ANNUALIZED TOTAL RETURNS
                          ---------------------------   VALUE OF
                            PERIODS ENDED 10/31/00       $10,000
                          ---------------------------   10/31/90-
                          1 YEAR   5 YEARS   10 YEARS   10/31/00
                          ------   -------   --------   ---------
Institutional
  Class(1)..............  4.81%    12.35%    14.85%      $39,936
PlanAhead Class(1,2)....  4.56%    12.01%    14.61%      $39,104
AMR Class(1,2)..........  5.08%    12.64%    15.04%      $40,589
Lipper Multi-Cap Value
  Index*................  9.86%    14.54%    15.61%      $42,639
S&P 500 Index...........  6.09%    21.67%    19.44%      $59,083
S&P 500/Barra Value
  Index.................  9.68%    18.71%    17.94%      $52,068

* The Fund was reclassified from its previous Lipper category, the Lipper Growth and Income Index, during the past year.

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/90 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/90. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/90.

     The fiscal year ended October 31, 2000 started slowly for the Large Cap Value Fund. However, March proved to be a pivotal month for value investing, which continued to show strength throughout the remainder of the fiscal year.

     Investor sentiment shifted in March, and market leadership moved away from telecommunication and technology stocks. Within the S&P 500/Barra Value Index, telecommunications suffered the most, with a 27.6% overall decline for the twelve-month period. The Fund largely avoided this detractor from performance due to its 3.7% average underweight position in this sector. The Fund also benefited from positive stock selection within the telecommunications sector, such as U.S. West (up 61.1%) and BCE Inc. (up 102.2%) were among the biggest and most productive names held in this sector during the fiscal year.

     Despite the change in leadership away from technology after March, 2000, the gains achieved earlier in the year were strong enough that the technology sector closed the year with a 38.9% return. The Fund's average underweighting at 4.4% to the S&P 500/Barra Value Index, accounted for approximately 5% of its relative underperformance versus the benchmark. Overall, the shift towards value that occurred mid-year benefited the Fund and caused investors to take notice. The Fund is well positioned to reap the rewards of the shift as long as the trend continues.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2000

Philip Morris Companies, Incorporated                   2.6%
Honeywell International Incorporated                    2.6%
Verizon Communications, Incorporated                    2.5%
Allstate Corporation                                    2.3%
Washington Mutual, Incorporated                         2.2%
Bristol-Myers Squibb Company                            1.7%
Ford Motor Company                                      1.6%
BP Amoco, PLC                                           1.6%
USX Marathon Group                                      1.6%
Bank of America Corporation                             1.6%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2000

                            FUND        S&P 500/BARRA VALUE
                        ------------    -------------------
Price/Earnings Ratio    14.8                 19.7
Price/Book Ratio        3.5                   4.5
Wtd. Avg. Mkt. Cap ($)  36.7 Billion         74.7 Billion

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND (SM)
--------------------------------------------------------------------------------

     The Large Cap Growth Fund's inception was July 31, 2000, resulting in three months of performance during its fiscal year ended October 31, 2000.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/00

                                                             Institutional Class     Russell 1000 Growth Index
7/00                                                                    10000.00                      10000.00
10/00                                                                    9540.00                       9407.00

                                                   Lipper Large Cap Growth Index
7/00                                                                    10000.00
10/00                                                                    9505.00

*   Inception of Large Cap Growth Fund

                                    AGGREGATE TOTAL
                                        RETURNS
                                    ---------------
                                     PERIODS ENDED    VALUE OF
                                       10/31/00        $10,000
                                    ---------------   7/31/00-
                                     SINCE INCEP.     10/31/00
                                    ---------------   ---------
Institutional Class(1)............      (4.60)%        $ 9,540
AMR Class(1)......................      (4.50)%        $ 9,550
Lipper Large-Cap Growth Index.....      (4.95)%        $ 9,505
Russell 1000 Growth Index.........      (5.93)%        $ 9,407

1   Past performance is not indicative of future performance.

     During this time, the growth-oriented companies in which the Fund invests were extremely volatile. Despite market volatility, the Fund's Institutional Class outperformed its benchmark, the Russell 1000 Growth Index, for each of the three months in the period. Although the performance of the Fund since its inception was -4.60%, it exceeded its benchmark return of -5.93% and slightly outperformed the Lipper Large Cap Growth Index return of -4.95% for the same period.

     The Fund's consumer discretionary sector, with a weighting of 9.2%, had the largest positive impact on relative performance versus its benchmark due to stock selection. Overweightings in TJX Cos. (up 63.1%), The Limited (up 24.0%), and Talbots (up 56.9%) aided returns. Stock selection was also strong within the healthcare and telecommunication services sectors, adding 0.70% in relative performance for the three month period versus its benchmark. The Fund's holdings in providers of medical products and supplies added value on both an absolute and a relative basis. These included Merck & Co. (up 26.1%) and Millenium Pharmaceuticals (up 50.8%).

     Looking forward, the investment advisors intend to remain fully invested in stocks and maintain a disciplined, long-term approach to equity investing despite expected continuing volatility in the growth segment of the U.S. equity markets. We continue to believe that through our dual advisors' combined qualitative and quantitative strategies for selecting stocks, the Fund has the potential to generate solid long-term returns for its shareholders.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2000

General Electric Company                                7.1%
Cisco Systems, Incorporated                             6.3%
Intel Corporation                                       4.3%
Microsoft Corporation                                   4.3%
Pfizer, Incorporated                                    3.9%
EMC Corporation                                         3.0%
Sun Microsystems, Incorporated                          3.0%
Merck & Company, Incorporated                           2.4%
Oracle Corporation                                      2.3%
JDS Uniphase Corporation                                1.7%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2000

                              FUND        RUSSELL 1000 GROWTH
                          -------------   -------------------
Price/Earnings Ratio      42.9                 56.9
Price/Book Ratio          13.6                 14.5
Wtd. Avg. Mkt. Cap ($)    154.6 Billion       158.5 Billion

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND (SM)
--------------------------------------------------------------------------------

     The Small Cap Value Fund -- Institutional Class annualized total return for the twelve months ended October 31, 2000 was 13.78%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/00

                                                    Institutional Class         Lipper Small Cap Value Index
12/98                                                          10000.00                             10000.00
10/99                                                           9070.00                              9513.00
10/00                                                          10320.00                             11261.00

                                                   Russell 2000 Value Index
12/98                                                              10000.00
10/99                                                               9508.00
10/00                                                              11153.00

*   Inception of Institutional Class of Fund

                                          ANNUALIZED
                                         TOTAL RETURNS
                                        ---------------
                                         PERIODS ENDED
                                           10/31/00       VALUE OF
                                        ---------------    $10,000
                                                 SINCE    12/31/98-
                                        1 YEAR   INCEP.   10/31/00
                                        ------   ------   ---------
Institutional Class(1)...............   13.78%    1.73%    $10,320
PlanAhead Class(1,2).................   13.76%    1.60%    $10,295
AMR Class(1,2).......................   14.19%    1.99%    $10,368
Lipper Small Cap Value Index.........   18.37%    6.69%    $11,261
Russell 2000 Value Index.............   17.30%    6.13%    $11,153

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

     U.S. equity markets experienced a strong fundamental shift towards value investing in March of 2000. Earlier in the fiscal year, investors were motivated by a narrow, intense focus on technology and biotechnology stocks, seemingly unconcerned about the deep uncertainty attached to their future direction and profitability. In this environment, some small cap value stocks were shunned, despite tremendously attractive valuations and improving fundamentals. The value shift later in the period richly rewarded the Small Cap Value Fund.

     The Fund's returns for the fiscal year were largely the result of strong stock selection in most sectors. Selections within the consumer discretionary sector had the most impact, derived primarily from the ownership of several homebuilders producing high returns, such as Toll Brothers (up 85.7%), Lennar Corp. (up 96.0%), and Pulte Corp. (up 66.7%). The Fund's investments in the energy sector also contributed to its performance as the holdings in this sector generated returns of over 186% for the year. Although stock selection was the key to the Fund's strong returns, it underperformed The Russell 2000 Value benchmark. Since the Fund did not own some of the best performers in the healthcare sector, such as Davita (up 370.3%) and PE Corp. (up 167%).

     As of the end of the period, the Fund had an average price-to-earnings ratio below its benchmark, the Russell 2000 Value Index. At the same time, the benchmark's valuation is at a historically low level, as compared to large cap stocks. The investment advisors believe the Fund is well positioned to take advantage of any movement toward a more reasonable valuation level for small cap stocks.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2000

R G S Energy Group, Incorporated                        1.9%
Enhance Financial Services Group, Incorporated          1.7%
Ventas, Incorporated                                    1.5%
Toll Brothers, Incorporated                             1.2%
Horace Mann Educators Corporation                       1.2%
THQ, Incorporated                                       1.2%
Avis Group Holdings, Incorporated                       1.2%
Activision, Incorporated                                1.1%
Lennar Corporation                                      1.1%
Mandalay Resort Group                                   1.1%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2000

                                FUND       RUSSELL 2000 VALUE
                            ------------   ------------------
Price/Earnings Ratio        11.2              15.9
Price/Book Ratio            2.4                9.7
Wtd. Avg. Mkt. Cap ($)      771 Million        893 Million

INTERNATIONAL EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------


     The events of the past twelve months have been volatile. Although the cans of Spam and powdered milk remain, Y2K uncertainty is but a distant memory. Most major markets set highs early in the fiscal year, only to grind lower and achieve 12-month lows in October. Investors began to focus on a host of negative issues: the uncertainty regarding a soft landing in the U.S., higher inflation and oil prices, a weaker Euro, and profit warnings at many technology and telecommunication companies.

     Sentiment quickly shifted to value stocks from growth stocks. Technology and telecommunication stocks went from being "the stocks you couldn't do without" to the stocks you would later ask, "how could I have paid so much for stocks that didn't have any earnings?"

     The Bank of Japan hiked rates for the first time in 10 years, ending 18 months of 0% interest rates, while the European Central Bank raised rates seven times. Most governments in Europe must feel like they won the lottery, as auctions for third generation licenses raised much more than expected with the final tally nearing 100 billion Euros. Although Greece will become the twelfth member of the European Monetary Union ("EMU") on January 1, 2001, a government-supported referendum in Denmark to join EMU was defeated, further delaying government-supported referendums in Sweden and the UK.

     Despite the many changes, a few constants remain. The U.S. continues to be the growth engine for the world. The much-anticipated U.S. slowdown and more balanced growth worldwide are now forecast for 2001, having failed to materialize during 1999 or 2000. Also, the Euro continued to grind lower as sustained strong growth in the U.S. and credibility issues with the European Central Bank undermined interest rate hikes.

     Given the number of significant economic events that occurred over the past twelve months, the volatility in the markets should have come as no surprise to investors. The EAFE Index posted negative returns for the fiscal year, falling 2.9% in U.S. dollar terms. At March-end, the Index was up almost 13% after five months of the fiscal year. All of the return occurred in November and December of 1999, as the Index was flat for the first quarter of 2000. From April through October 2000, five of the seven months were negative, wiping out all the gains previously achieved and pushing the Index into negative territory for the fiscal year.

     The prevalent theme during the 12-month period was not country selection, but rather sector selection. Technology was the top-performing sector for the fiscal year, up over 13%, and one of only two sectors (healthcare was up almost 3%) that had positive performance for the fiscal year. Given the returns of the technology sector, the shift away from this area discussed for the U.S. equity market is not readily apparent because of strong returns late in 1999 and early in 2000. The change in sentiment is more apparent in the telecommunications sector, as it was the worst performing sector for the year, off over 9%; it was down almost 40% over the second and third quarters of 2000.

     On a country basis, many of the smaller European markets were the top performers. Denmark, Finland, Italy, Norway and Sweden each returned over 10% for the fiscal year. Of the major markets, France was the top performer, up almost 8%, Germany was up 3%. While the UK was down over 6%. Japan followed up a 60% return last fiscal year with a -12% return for the latest fiscal year.

     The change in sentiment early in 2000 was swift and conclusive, but similar to the 1998 Asian crisis, many good technology and telecommunication stocks were unjustifiably decimated. Thus, the fiscal year ended with many opportunities for value investors.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
--------------------------------------------------------------------------------

     We are very pleased to report that the Fund's Institutional Class return of 2.36% for the twelve months ended October 31, 2000 exceeded the EAFE benchmark return of -2.90% by over 5%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 8/7/91* THROUGH 10/31/00

                                                       Institutional Class      Lipper International Index
8/91                                                              10000.00                       10000.00
10/91                                                             10132.00                       10319.00
10/92                                                              8909.00                        9797.00
10/93                                                             12166.00                       13134.00
10/94                                                             13598.00                       14645.00
10/95                                                             14672.00                       14577.00
10/96                                                             17206.00                       16416.00
10/97                                                             20489.00                       18611.00
10/98                                                             21348.00                       19474.00
10/99                                                             25613.00                       23961.00
10/00                                                             26218.00                       24788.00

                                                           EAFE Index
8/91                                                         10000.00
10/91                                                        10674.00
10/92                                                         9284.00
10/93                                                        12801.00
10/94                                                        14130.00
10/95                                                        14121.00
10/96                                                        15642.00
10/97                                                        16410.00
10/98                                                        18040.00
10/99                                                        22258.00
10/00                                                        21612.00

*   Inception of Institutional Class of Fund

                          ANNUALIZED TOTAL RETURNS
                          ------------------------
                           PERIODS ENDED 10/31/00    VALUE OF
                          ------------------------   $10,000
                                            SINCE    8/7/91-
                          1 YR.    5 YR.    INCEP.   10/31/00
                          ------   ------   ------   --------
Institutional
  Class(1)..............   2.36%   12.31%   11.00%   $26,218
PlanAhead Class(1,2)....   2.08%   12.01%   10.76%   $25,700
AMR Class(1,2)..........   2.69%   12.64%   11.21%   $26,668
Lipper Int'l. Index.....   3.45%   11.21%   10.25%   $24,788
EAFE Index..............  (2.90)%   8.65%    8.20%   $21,612

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 8/7/91 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 8/7/91. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in place since 8/7/91.

     This past fiscal year has been a time of exceptional market turbulence, making the international markets a difficult place to invest. After a 27% gain in 1999, the MSCI EAFE Index was down almost 14% through the first ten months of 2000.

     The information technology sector was hit hard during the last few months of the period. However, because of this sector's exceptional returns in late 1999, it was the best performing sector of the EAFE Index for the fiscal year, returning 13.6%. Although the Fund underweighted this sector, it had strong stock selection, adding 1.5% in relative outperformance to the EAFE Index. The Fund's position in Alcatel returned 96.8% for the period. In addition, by not owning Softbank Corp. (down 56.6%), the Fund added relative performance compared to the Index.

     From a country perspective, the Fund's underweighting in Japan added 1.3% in relative outperformance versus EAFE, as the Japanese market was off almost 12%. Good stock selection in this country contributed an additional 1.5% in relative performance, while strong selections in the Netherlands and the UK added 1.6% and 0.9%, respectively. This helped offset poor selections in Finland, which cost the Fund 1.1% relative to the EAFE Index.

     Over longer time periods, the International Equity Fund continues to perform well. The Fund outperformed the EAFE and Lipper International Indices for the five-year and since inception time periods.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2000

Aventis SA                                              2.3%
Ing Groep NV                                            2.1%
Total Fina                                              1.8%
Akzo Nobel NV                                           1.8%
Telefonica de Espana                                    1.7%
E. On Ag                                                1.7%
BAE Systems                                             1.7%
Philips Electronics NV                                  1.6%
United OverSeas Bank                                    1.6%
Zurich Financial Services Group                         1.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2000

                                       FUND         MSCI EAFE
                                   ------------    ------------
Price/Earnings Ratio               19.8            30.2
Price/Book Ratio                   3.2             3.8
Wtd. Avg. Mkt. Cap ($)             28.1 Billion    54.6 Billion

                   COUNTRY ALLOCATION AS OF OCTOBER 31, 2000

                         [COUNTRY ALLOCATION PIE CHART]

                   COUNTRY ALLOCATION AS OF OCTOBER 31, 2000

                                             FUND     EAFE
                                             -----    -----
  France                                      9.0%    11.2%
  Germany                                     6.9%     8.6%
  Netherlands                                 6.3%     5.5%
  Spain                                       3.7%     2.9%
  Italy                                       2.9%     4.5%
  Ireland                                     2.3%     0.4%
  Finland                                     2.0%     2.6%
  Portugal                                    1.0%     0.5%
  Austria                                     0.8%     0.2%
  Belgium                                     0.0%     0.8%
                                             -----    -----
EURO                                         34.9%    37.2%
UK                                           23.0%    21.4%
  Switzerland                                 6.0%     6.1%
  Sweden                                      3.8%     2.9%
  Norway                                      0.9%     0.4%
  Denmark                                     0.2%     0.9%
                                             -----    -----
OTHER NON-EURO                               10.9%    10.3%
JAPAN                                        15.2%    25.4%
  Hong Kong                                   3.3%     2.0%
  Singapore                                   3.6%     1.0%
  Australia                                   3.6%     2.6%
  New Zealand                                 1.0%     0.1%
  South Korea                                 0.8%     0.0%
  Malaysia                                    0.2%     0.0%
                                             -----    -----
OTHER ASIA                                   12.5%     5.7%
  Mexico                                      0.5%     0.0%
  Canada                                      3.0%     0.0%
                                             -----    -----
OTHER                                         3.5%     0.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
--------------------------------------------------------------------------------

     The Emerging Market Fund's inception was July 31, 2000, resulting in three months of performance during its fiscal year ended October 31, 2000.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/00

                                                       Institutional Fund       MSCI Emg Mkts Free Index
7/00                                                             10000.00                       10000.00
10/00                                                             8170.00                        8507.00

                                                     Lipper Emg Mkts Index
7/00                                                              10000.00
10/00                                                              8455.00

*   Inception of Emerging Markets Fund

                                    AGGREGATE TOTAL
                                        RETURNS
                                    ---------------
                                     PERIODS ENDED
                                       10/31/00       VALUE OF
                                    ---------------   $10,000
                                         SINCE        7/31/00-
                                        INCEP.        10/31/00
                                    ---------------   --------
Institutional Class(1)............     (18.30)%        $8,170
AMR Class(1)......................     (18.20)%        $8,180
MSCI Emerging Markets Free Index..     (14.93)%        $8,507
Lipper Emg Mkts Index.............     (15.45)%        $8,455

1   Past performance is not indicative of future performance.

     Its benchmark, the MSCI Emerging Markets Free Index ("EM Free Index") returned -14.9% in the three months ended October 31, 2000. The Institutional Class of the Fund trailed with a return of -18.3% for the same period. Some of the Fund's relative underperformance to the Index can be attributed to its stock selection within Israel and its underweighting of Malaysian securities. During the August through October time period, all but three of the 25 emerging market countries comprising the EM Free Index had negative returns. Jordan led with a return of 3.1%, while the Czech Republic returned 1.0%, and Greece was slightly positive with a return of 0.1%. Of the markets with negative returns, South Korea was down almost 29%, while Taiwan and Indonesia were down 26.6% and 24.1%, respectively. From a sector perspective, all sectors showed negative performance for the three-month period.

     The emerging markets declined as investor sentiment reflected a reduced desire for risk. Heightened political doubts, lingering financial concerns, and volatility in telecommunications and technology-related stocks weighed heavily on many of the emerging markets. Weakening Latin American equities were driven primarily by macroeconomic developments, such as large swings in oil prices and uncertainty over the path of U.S. economic growth.

     The Fund's largest country weighting was South Korea with a 17.4% weighting, while both Mexico and Brazil were over 10% as of the end of October. Other significant weightings included India and Taiwan at over 8%. From a sector point of view, the Fund had 20.3% in financials, overweighting the index by 2.3% and was sector neutral in telecomm services at 17.2%.

     Although the emerging markets fared poorly overall during this short fiscal period, the advisors are optimistic regarding their long-term prospects.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2000

Telefonos de Mexico SA, ADR                             3.5%
Taiwan Semiconductor Manufacturing Company, Limited,
  ADR                                                   1.9%
Korea Telecom, ADR                                      1.8%
SK Telecom, Limited, ADR                                1.7%
Samsung Electrics, Limited, GDR,                        1.6%
China Mobile                                            1.6%
Hellenic Telecommunications, ADR                        1.5%
Pohang Iron and Steel, Limited, ADR                     1.3%
Telecomunicacoes Brasileiras, ADR                       1.2%
ECI Telecom, Limited                                    1.2%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2000

                                      FUND          EM FREE
                                  ------------    ------------
Price/Earnings Ratio              10.8            14.7
Price/Book Ratio                  3.2             3.2
Wtd. Avg. Mkt. Cap ($)            7.2 Million     9.7 Million

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

                   COUNTRY ALLOCATION AS OF OCTOBER 31, 2000

                         [COUNTRY ALLOCATION PIE CHART]

                   COUNTRY ALLOCATION AS OF OCTOBER 31, 2000

                                           FUND     EM FREE
                                          ------    -------
South Korea                               17.39%     9.82%
Other Asia                                15.50%    16.17%
Other Europe, Middle East, Africa         11.69%    15.05%
Mexico                                    11.62%    10.38%
Brazil                                    10.31%    10.18%
India                                      8.79%     6.67%
Taiwan                                     7.73%    10.76%
South Africa                               7.47%     9.07%
Israel                                     6.42%     5.96%
Other Latin America                        3.08%     5.94%

U.S. FIXED INCOME MARKET OVERVIEW
--------------------------------------------------------------------------------

     The twelve-month period ended October 31, 2000 began in the midst of an aggressively tightening Federal Reserve Bank campaign. The Fed funds rate was raised to 6.50% by May 2000, which concluded 175 basis points of tightening.

     The federal government was in the spotlight frequently during the past year. The Treasury announced, for the first time in 30 years, a federal budget surplus. Additionally, Congress re-ignited an initiative to examine the rationale of federal support for certain government enterprises, primarily Fannie Mae and Freddie Mac.

     In early 2000, the Congressional Budget Office projected a budget surplus into the foreseeable future. It was then announced that excess tax receipts would be used to buy back long-term Treasury debt. Motivated by a potential scarcity of long-term Treasury securities, investors flocked into the long end of the Treasury curve sending prices up and yields down.

     The confluence of the Fed funds rate hikes and the Treasury debt buy-back program caused a significant inversion in the yield curve (see chart below). The rising Fed funds rate pushed the short end of the curve up, and the Treasury debt purchase announcement pulled the long end of the curve down.

                          [U.S. TREASURY YIELD CHART]

     Regarding the government sponsored entity debate, Congressman Richard Baker introduced legislation to address the government's exposure to agency risks. The logic is that if the Treasury maintains a surplus, and the large agencies continue to grow, agency debt may shortly overtake Treasury debt in balances outstanding (i.e. held by public). As such, the government is looking to limit its exposure.

     Another factor attracting attention during the year was the rise in oil prices. The price of crude traded over $35/barrel during October 2000 -- a level not seen since the Persian Gulf War. Despite high energy prices, the unemployment rate remained at a record low level and core inflation rates were up only moderately.

     Faced with an environment of higher short-term rates, a potentially slowing economy and high oil prices, the corporate bond market had little from which to gain comfort. Corporate yields remained high as Treasury yields dropped, which pushed yield spreads wider (see chart). In fact, spreads widened beyond the level seen during the "Asian Contagion" of 1998.

                                 [SPREAD CHART]

     Generally, during periods of potentially slowing economic growth, lower-rated credit sectors are the first to react. As indicated in the table below, triple-B rated corporates had the lowest returns, followed by single-A and double-A, respectively.

                                   TOTAL RETURNS
                                -------------------
                                   PERIODS ENDED
                                     10/31/00
                                -------------------
            SECTOR              6 MONTH    12 MONTH
            ------              -------    --------
US Treasury                      5.50%       8.22%
US Agency                        6.08%       7.30%
Mortgage Backed                  6.24%       7.57%
US Credit                        5.37%       5.48%
Asset Backed                     5.53%       7.10%
---------------------------------------------------
CREDIT RATING
Aaa                              6.03%       6.90%
Aa                               5.95%       6.51%
A                                5.27%       5.60%
Baa                              5.02%       4.41%

(source: Lehman Brothers)

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND (SM)
--------------------------------------------------------------------------------

     During the fiscal year ended October 31, 2000, the Intermediate Bond
Fund -- Institutional Class returned 7.89%, outperforming its benchmark, the Lipper Intermediate Investment Grade Debt Fund Index, which returned 6.33% for the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/00

                                          Institutional Class      Lipper Intermediate Investment Grade Index
9/97                                                 10000.00                                        10000.00
10/97                                                10241.00                                        10118.00
10/98                                                11214.00                                        10921.00
10/99                                                11121.00                                        10914.00
10/00                                                11998.00                                        11551.00

                                           Lehman Gov./Credit Index   Lehman Aggregate Index
9/97                                                       10000.00                 10000.00
10/97                                                      10160.00                 10295.00
10/98                                                      11203.00                 11254.00
10/99                                                      11129.00                 11314.00
10/00                                                      11921.00                 12140.00

*   Inception of Institutional Class of Fund

                              ANNUALIZED TOTAL RETURNS
                              -------------------------
                               PERIODS ENDED 10/31/00     VALUE OF
                              -------------------------    $10,000
                                                 SINCE    9/15/97-
                              1 YEAR   3 YEARS   INCEP.   10/31/00
                              ------   -------   ------   ---------
Institutional Class(1,3)       7.89%    5.42%     6.01%    $11,998
PlanAhead Class(1,2,3)         5.76%    4.57%     5.18%    $11,711
AMR Class(1,2,3)               6.39%    4.85%     5.45%    $11,804
Lipper Intermediate Inv. Gr.
 Index                         6.33%    4.86%     5.36%    $11,775
Lehman Gov/Credit Index        7.11%    5.47%     5.86%    $11,921
Lehman Aggregate Index         7.30%    5.65%     5.98%    $12,140

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/1/98, the inception date of the PlanAhead Class and 3/1/99, the inception date of the AMR Class and the returns of the PlanAhead and AMR Class since inception of each Class. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

3 The Fund's NAV and recent performance shown includes the effects of a favorable accounting adjustment which occurred during the processing of a large shareholder redemption on July 6, 2000. In the absence of this adjustment, the Fund's performance would have been less than depicted.

     Through mid-2000, the Fund maintained its duration slightly short of the benchmark to reduce exposure to rising interest rates. As the risk of rising rates mitigated, the Fund's investment advisors gradually returned the portfolio to a neutral duration posture.

     In response to negative trends developing in the lower quality corporate sector, the Fund maintained its holdings in Treasury securities and increased its position in the mortgage sector. In this environment, the Fund's investment advisors continue to seek higher quality, liquid corporate securities.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2000

Federal Home Loan Mortgage Corporation Gold Pool
  #E00669                                               4.2%
Federal National Mortgage Association Pool #538285      4.1%
Federal National Mortgage Association Pool #100293      3.0%
United States Treasury Note, Due 5/15/2007              2.7%
Federal National Mortgage Association                   2.5%
Federal Home Loan Mortgage Corporation                  2.4%
Federal Home Loan Mortgage Corporation Gold Pool
  #E69244                                               2.4%
Federal National Mortgage Association Pool #100292      2.4%
Federated Department Stores, Incorporated               2.4%
United States Treasury Note, Due 8/15/2003              2.0%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2000

                                                     LEHMAN
                                           FUND     AGGREGATE
                                          -------   ---------
Average Credit Quality                    Aaa         Aaa
Weighted Average Duration                 4.8 yrs     4.8 yrs
Weighted Average Coupon                   7.1%        7.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
--------------------------------------------------------------------------------

     During the fiscal year ended October 31, 2000, the Short-Term Bond
Fund -- Institutional Class returned 5.83%. The Fund outperformed the Linked Lipper Investment Grade benchmark return of 5.69% during the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/90 THROUGH 10/31/00

                                          Institutional Class    Linked Lipper Investment Grade      Merrill Lynch 1-3 yr Index
10/90                                                10000.00                          10000.00                        10000.00
10/91                                                11187.00                          11120.00                        11142.00
10/92                                                12075.00                          11953.00                        12068.00
10/93                                                12945.00                          12723.00                        12791.00
10/94                                                12999.00                          12739.00                        12951.00
10/95                                                14062.00                          13841.00                        14116.00
10/96                                                14780.00                          14470.00                        14963.00
10/97                                                15709.00                          15345.00                        15943.00
10/98                                                16746.00                          16255.00                        17153.00
10/99                                                17175.00                          16730.00                        17707.00
10/00                                                18176.00                          17681.00                        18800.00

                                           Lehman Gov./Credit Index
10/90                                                      10000.00
10/91                                                      11537.00
10/92                                                      12750.00
10/93                                                      14491.00
10/94                                                      13819.00
10/95                                                      16052.00
10/96                                                      16917.00
10/97                                                      18407.00
10/98                                                      20298.00
10/99                                                      20164.00
10/00                                                      21598.00

                                     ANNUALIZED TOTAL
                                         RETURNS
                                  ----------------------
                                      PERIODS ENDED        VALUE OF
                                         10/31/00           $10,000
                                  ----------------------   10/31/90-
                                  1 YR.   5 YR.   10 YR.   10/31/00
                                  -----   -----   ------   ---------
Institutional Class(1)            5.83%   5.27%   6.16%     $18,176
PlanAhead Class(1,2)              5.56%   5.01%   6.00%     $17,904
AMR Class(1,2)                    6.09%   5.55%   6.32%     $18,460
Linked Lipper Average*            5.69%   5.02%   5.87%     $17,681
Merrill Lynch 1-3 yr. Index       6.17%   5.90%   6.52%     $18,800
Lehman Gov/Credit Index           7.11%   6.12%   8.00%     $21,598

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/90 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 10/31/90. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/90.

*   The Linked Lipper Average is created by linking the Lipper
    Short-Term (1-5 year) Investment Grade Debt Average from 10/31/90 through 12/31/95, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term (1-3 Year) Investment Grade Debt Average since 8/1/96.

     During the first half of 2000, the Fund maintained a duration slightly short of its benchmark in order to reduce exposure to rising interest rates. As rates declined, the Fund's duration moved neutral of its benchmark. The Fund maintained an overweight position in non-Treasury sectors, such as corporates and mortgages.

     Going forward, the Fund plans to maintain a longer duration and an overweight position in corporate and mortgage securities, which we expect will provide higher yields given current conditions.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2000

U.S. Treasury, Due 10/31/2002                           8.0%
Fort James Corporation                                  4.9%
Heller Financial, Incorporated                          4.8%
Citibank Credit Card Master Trust I, Series 1997-3 B    4.8%
Philip Morris Companies, Incorporated                   4.8%
Occidental Petroleum Corporation                        4.0%
FHLMC Pool #E44213                                      3.7%
Ford Credit Auto Owner Trust                            3.3%
Raytheon Company                                        3.2%
Caterpillar Financial Services Corporation              3.2%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2000

                                                      MERRILL
                                                       LYNCH
                                             FUND      1-3YR
                                            -------   -------
Average Credit Quality                      A1         Aa2
                                                       1.7
Weighted Average Duration                   1.7 yrs    yrs
Weighted Average Coupon                     6.6%       6.3%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Balanced Fund
American AAdvantage Large Cap Value Fund
American AAdvantage Large Cap Growth Fund
American AAdvantage Small Cap Value Fund
American AAdvantage International Equity Fund
American AAdvantage Emerging Markets Fund
American AAdvantage Intermediate Bond Fund
American AAdvantage Short-Term Bond Fund

     We have audited the accompanying statements of assets and liabilities of the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (collectively, "the Funds") (separate funds comprising the American AAdvantage Funds) as of October 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at October 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP
                                            Dallas, Texas
December 15, 2000

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------

                                          LARGE CAP    LARGE CAP    SMALL CAP
                            BALANCED        VALUE        GROWTH       VALUE
                           -----------   -----------   ----------   ----------
                           (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
ASSETS:
   Investment in
     Portfolio, at
     value...............  $   797,094   $   756,091   $   19,402   $   55,380
   Receivable for fund
     shares sold.........        1,078           406          107          726
   Receivable for expense
     reimbursement (Note
     2)..................           --            --            6           10
                           -----------   -----------   ----------   ----------
       TOTAL ASSETS......      798,172       756,497       19,515       56,116
                           -----------   -----------   ----------   ----------
LIABILITIES:
   Payable for fund
     shares redeemed.....          497           198            3            2
   Dividends payable.....           --            --           --           --
   Management fees
     payable (Note 2)....           58             8           --           --
   Other liabilities.....           54            79            6            4
                           -----------   -----------   ----------   ----------
       TOTAL
        LIABILITIES......          609           285            9            6
                           -----------   -----------   ----------   ----------
NET ASSETS...............  $   797,563   $   756,212   $   19,506   $   56,110
                           ===========   ===========   ==========   ==========
ANALYSIS OF NET ASSETS:
   Paid-in-capital.......  $   744,495   $   695,857   $   20,551   $   54,877
   Accumulated
     undistributed net
     investment income
     (loss)..............       30,945        24,222           11        1,060
   Accumulated net
     realized gain
     (loss)..............       (6,068)        8,876         (190)       1,143
   Unrealized net
     appreciation
     (depreciation) of
     investments,futures
     contracts and
     foreign currency....       28,191        27,257         (866)        (970)
                           -----------   -----------   ----------   ----------
NET ASSETS...............  $   797,563   $   756,212   $   19,506   $   56,110
                           ===========   ===========   ==========   ==========
Shares outstanding (no
 par value):
   Institutional Class...   21,257,475       479,759          109      193,978
                           ===========   ===========   ==========   ==========
   PlanAhead Class.......      964,073       747,068           --       43,696
                           ===========   ===========   ==========   ==========
   AMR Class.............   42,792,301    46,812,620    2,043,030    5,319,961
                           ===========   ===========   ==========   ==========
Net asset value, offering
 and redemption price per
 share:
   Institutional Class...  $     12.27   $     15.83   $     9.54   $    10.08
                           ===========   ===========   ==========   ==========
   PlanAhead Class.......  $     12.08   $     15.40           --   $    10.08
                           ===========   ===========   ==========   ==========
   AMR Class.............  $     12.27   $     15.75   $     9.55   $    10.10
                           ===========   ===========   ==========   ==========

                           INTERNATIONAL    EMERGING    INTERMEDIATE   SHORT-TERM
                              EQUITY        MARKETS         BOND          BOND
                           -------------   ----------   ------------   ----------
                             (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
ASSETS:
   Investment in
     Portfolio, at
     value...............   $ 1,095,899    $   17,261    $   40,591    $   61,224
   Receivable for fund
     shares sold.........         7,919            54           205            --
   Receivable for expense
     reimbursement (Note
     2)..................            --            --            --            --
                            -----------    ----------    ----------    ----------
       TOTAL ASSETS......     1,103,818        17,315        40,796        61,224
                            -----------    ----------    ----------    ----------
LIABILITIES:
   Payable for fund
     shares redeemed.....         1,732             1             3           307
   Dividends payable.....            --            --            --             7
   Management fees
     payable (Note 2)....           153            --             3             3
   Other liabilities.....            55             5            18            17
                            -----------    ----------    ----------    ----------
       TOTAL
        LIABILITIES......         1,940             6            24           334
                            -----------    ----------    ----------    ----------
NET ASSETS...............   $ 1,101,878    $   17,309    $   40,772    $   60,890
                            ===========    ==========    ==========    ==========
ANALYSIS OF NET ASSETS:
   Paid-in-capital.......   $   899,275    $   21,114    $   57,202    $   73,993
   Accumulated
     undistributed net
     investment income
     (loss)..............        21,569            --            --            15
   Accumulated net
     realized gain
     (loss)..............       127,653           (60)      (16,301)      (12,404)
   Unrealized net
     appreciation
     (depreciation) of
     investments,futures
     contracts and
     foreign currency....        53,381        (3,745)         (129)         (714)
                            -----------    ----------    ----------    ----------
NET ASSETS...............   $ 1,101,878    $   17,309    $   40,772    $   60,890
                            ===========    ==========    ==========    ==========
Shares outstanding (no
 par value):
   Institutional Class...    32,743,571           109        11,865       400,286
                            ===========    ==========    ==========    ==========
   PlanAhead Class.......     4,834,313            --        10,683        53,092
                            ===========    ==========    ==========    ==========
   AMR Class.............    23,709,564     2,116,574     4,255,343     6,165,933
                            ===========    ==========    ==========    ==========
Net asset value, offering
 and redemption price per
 share:
   Institutional Class...   $     17.95    $     8.17    $     9.72    $     9.21
                            ===========    ==========    ==========    ==========
   PlanAhead Class.......   $     17.72            --    $     9.57    $     9.21
                            ===========    ==========    ==========    ==========
   AMR Class.............   $     18.07    $     8.18    $     9.53    $     9.20
                            ===========    ==========    ==========    ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                           LARGE CAP      LARGE CAP       SMALL CAP   INTERNATIONAL       EMERGING
                                BALANCED     VALUE          GROWTH          VALUE        EQUITY           MARKETS
                                --------   ---------   ----------------   ---------   -------------   ----------------
                                                           JULY 31                                        JULY 31
                                     YEAR ENDED               TO                 YEAR ENDED                  TO
                                  OCTOBER 31, 2000     OCTOBER 31, 2000       OCTOBER 31, 2000        OCTOBER 31, 2000
                                --------------------   ----------------   -------------------------   ----------------
                                                                    (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED
 FROM PORTFOLIO:
   Interest income............  $26,677    $  2,795        $    26         $   458      $   6,075         $    30
   Dividend income (net of
     foreign taxes of $128,
     $231, $4,856 and $4 in
     Balanced, Large Cap
     Value, International
     Equity, and Emerging
     Markets Portfolios,
     respectively)............   15,908      32,603             18           1,187         25,354              37
   Income derived from
     securities lending,
     net......................      217         105             --              33            917               1
   Income derived from
     commission recapture.....       59         199             --               2            283              --
   Portfolio expenses (net of
     reimbursement of $7 for
     the Large Cap Growth
     Fund)....................   (2,893)     (3,364)           (33)           (446)        (6,082)            (72)
                                -------    --------        -------         -------      ---------         -------
       NET INVESTMENT INCOME
         (LOSS) ALLOCATED FROM
         PORTFOLIO............   39,968      32,338             11           1,234         26,547              (4)
                                -------    --------        -------         -------      ---------         -------
FUND EXPENSES:
   Administrative service fees
     (Note 2):
     Institutional Class......      487          69             --               6          1,613              --
     PlanAhead Class..........       40          33             --               1            200              --
   Transfer agent fees:
     Institutional Class......       11          --             --              --             87              --
     PlanAhead Class..........        9           1             --              --             32              --
     AMR Class................       35          58             --               1             48              --
   Professional fees..........       20          23              5               3             37               4
   Registration fees and
     expenses.................       32          21             --              27             48              --
   Service Fees -- PlanAhead
     Class (Note 2)...........       40          33             --               1            201              --
   Other expenses.............       71          66              1              10            112               1
                                -------    --------        -------         -------      ---------         -------
       TOTAL FUND EXPENSES....      745         304              6              49          2,378               5
                                -------    --------        -------         -------      ---------         -------
       Less reimbursement of
         fund expenses (Note
         2)...................       --          --              6              45             --              --
                                -------    --------        -------         -------      ---------         -------
       Net fund expenses......      745         304             --               4          2,378               5
                                -------    --------        -------         -------      ---------         -------
NET INVESTMENT INCOME
 (LOSS).......................   39,223      32,034             11           1,230         24,169              (9)
                                -------    --------        -------         -------      ---------         -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ALLOCATED FROM
 PORTFOLIO:
   Net realized gain (loss) on
     investments, futures
     contracts and foreign
     currency transactions....   (4,982)     14,998           (190)          1,205        135,724             (60)
   Change in net unrealized
     appreciation or
     depreciation of
     investments, futures
     contracts, and foreign
     currency translations....      (67)    (41,741)          (866)          6,149       (111,744)         (3,745)
                                -------    --------        -------         -------      ---------         -------
       NET GAIN (LOSS) ON
         INVESTMENTS..........   (5,049)    (26,743)        (1,056)          7,354         23,980          (3,805)
                                -------    --------        -------         -------      ---------         -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................  $34,174    $  5,291        $(1,045)        $ 8,584      $  48,149         $(3,814)
                                =======    ========        =======         =======      =========         =======

                                INTERMEDIATE   SHORT-TERM
                                    BOND          BOND
                                ------------   ----------

                                       YEAR ENDED
                                    OCTOBER 31, 2000
                                -------------------------
                                     (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED
 FROM PORTFOLIO:
   Interest income............    $  7,092      $ 4,680
   Dividend income (net of
     foreign taxes of $128,
     $231, $4,856 and $4 in
     Balanced, Large Cap
     Value, International
     Equity, and Emerging
     Markets Portfolios,
     respectively)............          --           --
   Income derived from
     securities lending,
     net......................          40           --
   Income derived from
     commission recapture.....          --           --
   Portfolio expenses (net of
     reimbursement of $7 for
     the Large Cap Growth
     Fund)....................        (310)        (182)
                                  --------      -------
       NET INVESTMENT INCOME
         (LOSS) ALLOCATED FROM
         PORTFOLIO............       6,822        4,498
                                  --------      -------
FUND EXPENSES:
   Administrative service fees
     (Note 2):
     Institutional Class......         147           11
     PlanAhead Class..........           1            2
   Transfer agent fees:
     Institutional Class......          12           --
     PlanAhead Class..........          --            1
     AMR Class................           1            3
   Professional fees..........           5            1
   Registration fees and
     expenses.................          24           24
   Service Fees -- PlanAhead
     Class (Note 2)...........           1            2
   Other expenses.............          15            6
                                  --------      -------
       TOTAL FUND EXPENSES....         206           50
                                  --------      -------
       Less reimbursement of
         fund expenses (Note
         2)...................          --            1
                                  --------      -------
       Net fund expenses......         206           49
                                  --------      -------
NET INVESTMENT INCOME
 (LOSS).......................       6,616        4,449
                                  --------      -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ALLOCATED FROM
 PORTFOLIO:
   Net realized gain (loss) on
     investments, futures
     contracts and foreign
     currency transactions....     (12,732)      (1,203)
   Change in net unrealized
     appreciation or
     depreciation of
     investments, futures
     contracts, and foreign
     currency translations....       8,412          491
                                  --------      -------
       NET GAIN (LOSS) ON
         INVESTMENTS..........      (4,320)        (712)
                                  --------      -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................    $  2,296      $ 3,737
                                  ========      =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                LARGE CAP
                                                                                                                 GROWTH
                                                               BALANCED                 LARGE CAP VALUE        -----------
                                                       -------------------------   -------------------------     JULY 31
                                                        YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,         TO
                                                       -------------------------   -------------------------   OCTOBER 31,
                                                          2000          1999          2000          1999          2000
                                                       -----------   -----------   -----------   -----------   -----------
                                                                                 (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss).....................  $   39,223    $   40,685    $   32,034    $   38,042     $     11
    Net realized gain (loss) on investments, futures,
      contracts and foreign currency transactions....      (4,982)       59,690        14,998       220,458         (190)
    Change in net unrealized appreciation or
      depreciation of investments, futures contracts
      and foreign currency translations..............         (67)      (89,410)      (41,741)     (202,512)        (866)
                                                       ----------    ----------    ----------    ----------     --------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS..................      34,174        10,965         5,291        55,988       (1,045)
                                                       ----------    ----------    ----------    ----------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class............................      (5,437)       (4,851)         (425)       (3,324)          --
      PlanAhead Class................................        (881)       (1,276)         (624)         (680)          --
      AMR Class......................................     (34,604)      (32,289)      (36,251)      (36,457)          --
    Net realized gain on investments:
      Institutional Class............................      (8,250)      (11,656)       (3,773)      (18,859)          --
      PlanAhead Class................................      (1,500)       (3,360)       (4,420)       (4,305)          --
      AMR Class......................................     (49,148)      (71,876)     (209,116)     (175,479)          --
                                                       ----------    ----------    ----------    ----------     --------
        NET DISTRIBUTIONS TO SHAREHOLDERS............     (99,820)     (125,308)     (254,609)     (239,104)          --
                                                       ----------    ----------    ----------    ----------     --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares....................     254,914       154,703       157,081       294,285       25,502
    Reinvestment of dividends and distributions......      99,537       124,968       252,788       238,847           --
    Cost of shares redeemed..........................    (494,499)     (235,337)     (853,831)     (772,411)      (4,951)
                                                       ----------    ----------    ----------    ----------     --------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS.................    (139,998)       44,334      (443,962)     (239,279)      20,551
                                                       ----------    ----------    ----------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS................    (205,644)      (70,009)     (693,280)     (422,395)      19,506
                                                       ----------    ----------    ----------    ----------     --------
NET ASSETS:
    Beginning of period..............................   1,003,207     1,073,216     1,449,492     1,871,887           --
                                                       ----------    ----------    ----------    ----------     --------
    END OF PERIOD*...................................  $  797,563    $1,003,207    $  756,212    $1,449,492     $ 19,506
                                                       ==========    ==========    ==========    ==========     ========
    * Includes undistributed net investment income
      (loss) of......................................  $   30,945    $   32,644    $   24,222    $   29,488     $     11
                                                       ==========    ==========    ==========    ==========     ========

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             EMERGING
       SMALL CAP VALUE                                        MARKETS         INTERMEDIATE BOND
  --------------------------      INTERNATIONAL EQUITY      -----------   -------------------------        SHORT-TERM BOND
                DECEMBER 31,   --------------------------     JULY 31           YEAR ENDED TO         -------------------------
  YEAR ENDED      1998 TO        YEAR ENDED OCTOBER 31,         TO               OCTOBER 31,           YEAR ENDED OCTOBER 31,
  OCTOBER 31,   OCTOBER 31,    --------------------------   OCTOBER 31,   -------------------------   -------------------------
     2000           1999           2000          1999          2000          2000          1999          2000          1999
  -----------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
                                                         (IN THOUSANDS)
   $   1,230      $    316     $    24,169    $   23,610     $     (9)    $    6,616     $  13,992     $   4,449     $   6,040
       1,205         1,150         135,724       104,779          (60)       (12,732)       (3,529)       (1,203)       (1,984)
       6,149        (7,119)       (111,744)       74,457       (3,745)         8,412       (12,515)          491        (1,464)
   ---------      --------     -----------    ----------     --------     ----------     ---------     ---------     ---------
       8,584        (5,653)         48,149       202,846       (3,814)         2,296        (2,052)        3,737         2,592
   ---------      --------     -----------    ----------     --------     ----------     ---------     ---------     ---------
         (10)           --          (9,596)       (8,848)          --         (3,735)      (12,413)         (297)         (737)
          --            --            (795)         (885)          --            (29)          (95)          (37)         (146)
        (476)           --         (11,730)      (11,220)          --         (2,852)       (1,484)       (4,115)       (5,375)
         (39)           --         (50,293)      (12,587)          --             --        (5,683)           --            --
          (1)           --          (5,090)       (1,378)          --             --            (3)           --            --
      (1,172)           --         (53,828)      (14,358)          --             --            --            --            --
   ---------      --------     -----------    ----------     --------     ----------     ---------     ---------     ---------
      (1,698)           --        (131,332)      (49,276)          --         (6,616)      (19,678)       (4,449)       (6,258)
   ---------      --------     -----------    ----------     --------     ----------     ---------     ---------     ---------
      34,995        87,288       1,443,349       910,810       22,330         45,159       175,425        16,024        26,934
       1,698            --         124,734        46,261           --          6,547        19,685         4,328         6,064
     (54,322)      (14,782)     (1,648,140)     (796,386)      (1,207)      (260,032)      (98,832)      (32,189)      (73,124)
   ---------      --------     -----------    ----------     --------     ----------     ---------     ---------     ---------
     (17,629)       72,506         (80,057)      160,685       21,123       (208,326)       96,278       (11,837)      (40,126)
   ---------      --------     -----------    ----------     --------     ----------     ---------     ---------     ---------
     (10,743)       66,853        (163,240)      314,255       17,309       (212,646)       74,548       (12,549)      (43,792)
   ---------      --------     -----------    ----------     --------     ----------     ---------     ---------     ---------
      66,853            --       1,265,118       950,863           --        253,418       178,870        73,439       117,231
   ---------      --------     -----------    ----------     --------     ----------     ---------     ---------     ---------
   $  56,110      $ 66,853     $ 1,101,878    $1,265,118     $ 17,309     $   40,772     $ 253,418     $  60,890     $  73,439
   =========      ========     ===========    ==========     ========     ==========     =========     =========     =========
   $   1,060      $    316     $    21,569    $   19,521     $     --     $       --     $      --     $      15     $      15
   =========      ========     ===========    ==========     ========     ==========     =========     =========     =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage Intermediate Bond Fund, and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust. The following funds commenced operations as follows:

                                                                              COMMENCEMENT OF
FUND                                                              CLASS         OPERATIONS
----                                                          -------------   ---------------
Emerging Markets............................................  Institutional   July 31, 2000
Emerging Markets............................................  AMR             July 31, 2000
Large Cap Growth............................................  Institutional   July 31, 2000
Large Cap Growth............................................  AMR             July 31, 2000

Differences between the Classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Each Fund invests all of its investable assets in the corresponding portfolio of the AMR Investment Services Trust, an open-ended diversified management investment company. Each AMR Investment Services Portfolio (each a "Portfolio" and collectively the "Portfolios") has the same investment objectives as its corresponding Fund. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio.

                                                                                              % OF PORTFOLIO
                                                                                             HELD BY FUND AT
AMERICAN AADVANTAGE:        AMR INVESTMENT SERVICES TRUST:                                   OCTOBER 31, 2000
--------------------        ------------------------------                                   ----------------
Balanced Fund               Balanced Portfolio.......................................             99.70%
Large Cap Value Fund        Large Cap Value Portfolio................................             99.27%
Large Cap Growth Fund       Large Cap Growth Portfolio...............................             99.99%
Small Cap Value Fund        Small Cap Value Portfolio................................             99.84%
International Equity Fund   International Equity Portfolio...........................             93.77%
Emerging Markets Fund       Emerging Markets Portfolio...............................             99.99%
Intermediate Bond Fund      Intermediate Bond Portfolio..............................             99.65%
Short-Term Bond Fund        Short-Term Bond Portfolio................................             98.61%

     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

     The following is a summary of the significant accounting policies followed by the Funds.

  Valuation of Investments

     Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of each Portfolio is allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At October 31, 2000, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                            AMOUNT       EXPIRES
----                                                          -----------   ---------
Large Cap Growth............................................  $   104,000     2008
Intermediate Bond...........................................   16,273,000   2007-2008
Short-Term Bond.............................................   12,408,000   2001-2008

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a Class of shares are charged to that Class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Valuation of Shares

     The price per share is calculated separately for each class of each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. With respect to a class of a Fund, price per share is computed by dividing the value of the Class' pro rata allocation of the Fund's investments and other assets, less liabilities, by the number of Class shares outstanding.
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2. TRANSACTIONS WITH AFFILIATES

  Administrative Service Agreement

     The Manager and the Trust entered into an Administrative Service Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of
 .25% of the average daily net assets of the Institutional and PlanAhead Classes of each of the Funds.

  Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the plan authorizes the fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

  Services Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class. During the year ended October 31, 2000, the Manager waived service fees totaling $491, $256 and $591 for the Plan Ahead Class of the Small Cap Value Fund, Intermediate Bond Fund and Short-Term Bond Fund, respectively.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2000, the cost of air transportation was not material to any of the Portfolios.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

3. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Year Ended October 31, 2000

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
               BALANCED FUND                    SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
               -------------                    -------    ---------    ------    ---------    -------    ---------
Shares sold.................................     16,331    $ 187,833      558     $   6,707      5,170    $  60,374
Reinvestment of dividends...................      1,200       13,533      202         2,252      7,445       83,752
Shares redeemed.............................     (6,996)     (79,591)  (1,574)      (17,944)   (34,423)    (396,914)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding...............................     10,535    $ 121,775     (814)    $  (8,985)   (21,808)   $(252,788)
                                                =======    =========    ======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           LARGE CAP VALUE FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................      6,096    $  87,689      1,013    $  16,422      3,612    $  52,970
Reinvestment of dividends..................        221        3,155        307        4,265     17,304      245,368
Shares redeemed............................     (8,247)    (124,677)    (1,664)     (24,306)   (47,844)    (704,848)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................     (1,930)   $ (33,833)      (344)   $  (3,619)   (26,928)   $(406,510)
                                               =======    =========    =======    =========    =======    =========

                                                INSTITUTIONAL CLASS          AMR CLASS
                                                --------------------    -------------------
           LARGE CAP GROWTH FUND                SHARES      AMOUNT      SHARES     AMOUNT
           ---------------------                -------    ---------    ------    ---------
Shares sold.................................         --    $       1    2,533     $  25,501
Reinvestment of dividends...................         --           --       --            --
Shares redeemed.............................         --           --     (490)       (4,951)
                                                -------    ---------    -----     ---------
Net increase (decrease) in capital shares
  outstanding...............................         --    $       1    2,043     $  20,550
                                                =======    =========    =====     =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           SMALL CAP VALUE FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................        502    $   4,405        119    $   1,096      3,192    $  29,494
Reinvestment of dividends..................          6           49         --            2        186        1,647
Shares redeemed............................       (547)      (4,916)       (84)        (760)    (5,183)     (48,646)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding..............................        (39)   $    (462)        35    $     338     (1,805)   $ (17,505)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
         INTERNATIONAL EQUITY FUND             SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
         -------------------------             -------    ---------    -------    ---------    -------    ---------
Shares sold................................     43,080    $ 811,615     24,349    $ 450,730      9,406    $ 181,004
Reinvestment of dividends..................      2,845       53,490        306        5,685      3,474       65,559
Shares redeemed............................    (44,277)    (837,922)   (22,989)    (428,508)   (20,132)    (381,710)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      1,648    $  27,183      1,666    $  27,907     (7,252)   $(135,147)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS          AMR CLASS
                                               --------------------    --------------------
           EMERGING MARKETS FUND               SHARES      AMOUNT      SHARES      AMOUNT
           ---------------------               -------    ---------    -------    ---------
Shares sold................................         --    $       1      2,244    $  22,329
Reinvestment of dividends..................         --           --         --           --
Shares redeemed............................         --           --       (128)      (1,207)
                                               -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................         --    $       1      2,116    $  21,122
                                               =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
          INTERMEDIATE BOND FUND               SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
          ----------------------               -------    ---------    -------    ---------    -------    ---------
Shares sold................................      2,036    $  19,268         32    $     304      2,711    $  25,587
Reinvestment of dividends..................        391        3,687          3           30        300        2,830
Shares redeemed............................    (23,835)    (224,086)      (185)      (1,745)    (3,627)     (34,201)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................    (21,408)   $(201,131)      (150)   $  (1,411)      (616)   $  (5,784)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           SHORT-TERM BOND FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................        566    $   5,199        154    $   1,425      1,023    $   9,400
Reinvestment of dividends..................         20          182          3           31        449        4,115
Shares redeemed............................       (726)      (6,674)      (281)      (2,594)    (2,495)     (22,921)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................       (140)   $  (1,293)      (124)   $  (1,138)    (1,023)   $  (9,406)
                                               =======    =========    =======    =========    =======    =========

Year Ended October 31, 1999

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
               BALANCED FUND                   SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
               -------------                   -------    ---------    -------    ---------    -------    ---------
Shares sold................................        637    $   8,411      1,136    $  15,650      9,622    $ 130,642
Reinvestment of dividends..................      1,219       16,191        352        4,612      7,862      104,165
Shares redeemed............................     (1,132)     (15,319)    (2,548)     (34,367)   (13,753)    (185,651)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding..............................        724    $   9,283     (1,060)   $ (14,105)     3,731    $  49,156
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           LARGE CAP VALUE FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................      1,239    $  24,990      1,152    $  20,546     12,447    $ 248,749
Reinvestment of dividends..................      1,148       21,967        146        4,944     11,050      211,936
Shares redeemed............................    (10,325)    (204,961)    (2,186)     (42,638)   (26,527)    (524,812)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................     (7,938)   $(158,004)      (888)   $ (17,148)    (3,030)   $ (64,127)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           SMALL CAP VALUE FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................        233    $   2,335         19    $     200      8,631    $  84,753
Reinvestment of dividends..................         --           --         --           --         --           --
Shares redeemed............................         --           --        (11)        (112)    (1,507)     (14,670)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................        233    $   2,335          8    $      88      7,124    $  70,083
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
         INTERNATIONAL EQUITY FUND             SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
         -------------------------             -------    ---------    -------    ---------    -------    ---------
Shares sold................................     36,646    $ 663,358      5,989    $ 108,367      7,608    $ 139,085
Reinvestment of dividends..................      1,098       18,726        116        1,955      1,494       25,580
Shares redeemed............................    (30,785)    (560,125)    (5,696)    (103,404)    (7,309)    (132,857)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................      6,959    $ 121,959        409    $   6,918      1,793    $  31,808
                                               =======    =========    =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
           INTERMEDIATE BOND FUND               SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
           ----------------------               -------    ---------    ------    ---------    -------    ---------
Shares sold.................................     11,139    $ 111,974      333     $   3,405      6,123    $  60,046
Reinvestment of dividends...................      1,818       18,104       10            97        153        1,484
Shares redeemed.............................     (8,557)     (83,470)    (185)       (1,826)    (1,405)     (13,536)
                                                -------    ---------    -----     ---------    -------    ---------
Net increase in capital shares
  outstanding...............................      4,400    $  46,608      158     $   1,676      4,871    $  47,994
                                                =======    =========    =====     =========    =======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
            SHORT-TERM BOND FUND                SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
            --------------------                -------    ---------    ------    ---------    -------    ---------
Shares sold.................................        432    $   4,072      114     $   1,073      2,308    $  21,789
Reinvestment of dividends...................         58          549       14           137        571        5,378
Shares redeemed.............................     (1,866)     (17,585)    (338)       (3,203)    (5,572)     (52,336)
                                                -------    ---------    -----     ---------    -------    ---------
Net decrease in capital
  shares outstanding........................     (1,376)   $ (12,964)    (210)    $  (1,993)    (2,693)   $ (25,169)
                                                =======    =========    =====     =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                  INSTITUTIONAL CLASS
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2000(A E)     1999(A)     1998(A)     1997(A)     1996(A B)
                                                              -----------    --------    --------    --------    ---------
Net asset value, beginning of period........................  $     13.01    $  14.56    $  16.18    $  15.14    $  13.95
                                                              -----------    --------    --------    --------    --------
Income from investment operations:
   Net investment income....................................         0.58(D)     0.50(D)     0.51(D)     0.63(D)     0.59(D)
   Net gains (losses) on securities (both realized and
     unrealized)............................................        (0.03)(D)   (0.39)(D)    0.76(D)     2.16(D)     1.61(D)
                                                              -----------    --------    --------    --------    --------
Total from investment operations............................         0.55        0.11        1.27        2.79        2.20
                                                              -----------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income.....................        (0.51)      (0.49)      (0.63)      (0.59)      (0.57)
   Distributions from net realized gains on securities......        (0.78)      (1.17)      (2.26)      (1.16)      (0.44)
                                                              -----------    --------    --------    --------    --------
Total distributions.........................................        (1.29)      (1.66)      (2.89)      (1.75)      (1.01)
                                                              -----------    --------    --------    --------    --------
Net asset value, end of period..............................  $     12.27    $  13.01    $  14.56    $  16.18    $  15.14
                                                              ===========    ========    ========    ========    ========
Total return................................................        5.13%       0.53%       9.04%      20.04%      16.46%
                                                              ===========    ========    ========    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $   260,880    $139,519    $145,591    $148,176    $298,009
   Ratios to average net assets (annualized):
       Expenses.............................................        0.61%(D)    0.59%(D)    0.59%(D)    0.60%(D)    0.62%(D)
       Net investment income................................        4.39%(D)    3.55%(D)    3.54%(D)    3.88%(D)    4.00%(D)
   Portfolio turnover rate(C)...............................         121%         90%         87%        105%         76%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Balanced Fund on April 1, 1996.

(C) The American AAdvantage Balanced Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rates is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio.

(E) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                  PLANAHEAD CLASS                                           AMR CLASS
---------------------------------------------------   ------------------------------------------------------
              YEAR ENDED OCTOBER 31,                                  YEAR ENDED OCTOBER 31,
---------------------------------------------------   ------------------------------------------------------
2000(A E)   1999(A)   1998(A)   1997(A)   1996(A B)   2000(A E)   1999(A)    1998(A)    1997(A)    1996(A B)
---------   -------   -------   -------   ---------   ---------   --------   --------   --------   ---------
 $ 12.79    $ 14.35   $ 16.03   $ 15.03    $ 13.90    $  13.02    $  14.57   $  16.23   $  15.18   $  13.98
 -------    -------   -------   -------    -------    --------    --------   --------   --------   --------
    0.53(D)    0.44(D)   0.47(D)   0.63(D)    0.57(D)     0.61(D)     0.54(D)    0.55(D)    0.70(D)    0.63(D)
      --(D)   (0.39)(D)  0.75(D)   2.10(D)    1.56(D)    (0.03)(D)   (0.39)(D)   0.76(D)    2.13(D)    1.61(D)
 -------    -------   -------   -------    -------    --------    --------   --------   --------   --------
    0.53       0.05      1.22      2.73       2.13        0.58        0.15       1.31       2.83       2.24
 -------    -------   -------   -------    -------    --------    --------   --------   --------   --------
   (0.46)     (0.44)    (0.64)    (0.57)     (0.56)      (0.55)      (0.53)     (0.71)     (0.62)     (0.60)
   (0.78)     (1.17)    (2.26)    (1.16)     (0.44)      (0.78)      (1.17)     (2.26)     (1.16)     (0.44)
 -------    -------   -------   -------    -------    --------    --------   --------   --------   --------
   (1.24)     (1.61)    (2.90)    (1.73)     (1.00)      (1.33)      (1.70)     (2.97)     (1.78)     (1.04)
 -------    -------   -------   -------    -------    --------    --------   --------   --------   --------
 $ 12.08    $ 12.79   $ 14.35   $ 16.03    $ 15.03    $  12.27    $  13.02   $  14.57   $  16.23   $  15.18
 =======    =======   =======   =======    =======    ========    ========   ========   ========   ========
   4.88%      0.22%     8.73%    19.75%     16.01%       5.37%       0.83%      9.34%     20.36%     16.77%
 =======    =======   =======   =======    =======    ========    ========   ========   ========   ========
 $11,643    $22,753   $40,717   $34,354    $18,000    $525,040    $840,935   $886,908   $769,289   $576,673
   0.90%(D)   0.90%(D)  0.89%(D)  0.90%(D)   0.97%(D)    0.35%(D)    0.34%(D)   0.33%(D)   0.34%(D)   0.37%(D)
   4.01%(D)   3.21%(D)  3.23%(D)  3.52%(D)   3.64%(D)    4.54%(D)    3.81%(D)   3.79%(D)   4.09%(D)   4.26%(D)
    121%        90%       87%      105%        76%        121%         90%        87%       105%        76%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                      INSTITUTIONAL CLASS
                                                    -------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------
                                                    2000(A F)   1999(A E)   1998(A)    1997(A)    1996(A B)
                                                    ---------   ---------   --------   --------   ---------
Net asset value, beginning of period..............   $ 18.69     $ 20.93    $  21.63   $  18.50    $ 15.91
                                                     -------     -------    --------   --------    -------
Income from investment operations:
   Net investment income..........................      0.47(D)     0.38(D)     0.40(D)    0.42(D)    0.42(D)
   Net gains (losses) on securities (both realized
     and unrealized)..............................      0.06(D)     0.04(D)     0.89(D)    4.43(D)    3.15(D)
                                                     -------     -------    --------   --------    -------
Total from investment operations..................      0.53        0.42        1.29       4.85       3.57
                                                     -------     -------    --------   --------    -------
Less distributions:
   Dividends from net investment income...........     (0.34)      (0.40)      (0.41)     (0.41)     (0.41)
   Distributions from net realized gains on
     securities...................................     (3.05)      (2.26)      (1.58)     (1.31)     (0.57)
                                                     -------     -------    --------   --------    -------
Total distributions...............................     (3.39)      (2.66)      (1.99)     (1.72)     (0.98)
                                                     -------     -------    --------   --------    -------
Net asset value, end of period....................   $ 15.83     $ 18.69    $  20.93   $  21.63    $ 18.50
                                                     =======     =======    ========   ========    =======
Total return......................................     4.81%       1.72%       6.28%     28.05%     23.37%
                                                     =======     =======    ========   ========    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).......   $ 7,594     $45,039    $216,548   $200,887    $81,183
   Ratios to average net assets (annualized):
     Expenses.....................................     0.53%(D)    0.59%(D)    0.57%(D)   0.61%(D)   0.62%(D)
     Net investment income........................     3.71%(D)    1.94%(D)    1.86%(D)   2.10%(D)   2.55%(D)
   Decrease reflected in above expense ratio due
     to absorption of expenses by the Manager.....        --          --          --         --         --
   Portfolio turnover rate(C).....................       58%         33%         40%        35%        40%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Large Cap Value Fund on April 1, 1996.

(C) On November 1, 1995, the American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio.

(E) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(F) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.

--------------------------------------------------------------------------------

AMERICAN ADVANTAGE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                  PLAN AHEAD CLASS                                                AMR CLASS
-----------------------------------------------------   -------------------------------------------------------------
               YEAR ENDED OCTOBER 31,                                      YEAR ENDED OCTOBER 31,
-----------------------------------------------------   -------------------------------------------------------------
2000(A F)   1999(A E)   1998(A)   1997(A)   1996(A B)   2000(A F)   1999(A E)     1998(A)      1997(A)     1996(A B)
---------   ---------   -------   -------   ---------   ---------   ----------   ----------   ----------   ----------
 $ 18.41     $ 20.67    $ 21.38   $ 18.33    $ 15.81    $  18.77    $    21.03   $    21.70   $    18.56   $    15.95
 -------     -------    -------   -------    -------    --------    ----------   ----------   ----------   ----------
    0.60(D)     0.35(D)    0.35(D)   0.35(D)    0.39(D)     0.65(D)       0.49(D)      0.46(D)      0.45(D)      0.47(D)
   (0.13)(D)    0.01(D)    0.86(D)   4.39(D)    3.10(D)    (0.09)(D)     (0.02)(D)     0.89(D)      4.47(D)      3.15(D)
 -------     -------    -------   -------    -------    --------    ----------   ----------   ----------   ----------
    0.47        0.36       1.21      4.74       3.49        0.56          0.47         1.35         4.92         3.62
 -------     -------    -------   -------    -------    --------    ----------   ----------   ----------   ----------
   (0.43)      (0.36)     (0.34)    (0.38)     (0.40)      (0.53)        (0.47)       (0.44)       (0.47)       (0.44)
   (3.05)      (2.26)     (1.58)    (1.31)     (0.57)      (3.05)        (2.26)       (1.58)       (1.31)       (0.57)
 -------     -------    -------   -------    -------    --------    ----------   ----------   ----------   ----------
   (3.48)      (2.62)     (1.92)    (1.69)     (0.97)      (3.58)        (2.73)       (2.02)       (1.78)       (1.01)
 -------     -------    -------   -------    -------    --------    ----------   ----------   ----------   ----------
 $ 15.40     $ 18.41    $ 20.67   $ 21.38    $ 18.33    $  15.75    $    18.77   $    21.03   $    21.70   $    18.56
 =======     =======    =======   =======    =======    ========    ==========   ==========   ==========   ==========
   4.56%       1.41%      5.94%    27.64%     22.98%       5.08%         1.97%        6.56%       28.40%       23.66%
 =======     =======    =======   =======    =======    ========    ==========   ==========   ==========   ==========
 $11,507     $20,095    $40,907   $29,684    $16,084    $737,111    $1,384,358   $1,614,432   $1,431,805   $1,008,518
   0.84%(D)    0.90%(D)   0.86%(D)  0.93%(D)   0.94%(D)    0.34%(D)      0.34%(D)     0.31%(D)     0.34%(D)     0.36%(D)
   2.51%(D)    1.62%(D)   1.58%(D)  1.85%(D)   2.16%(D)    3.07%(D)      2.17%(D)     2.12%(D)     2.45%(D)     2.80%(D)
      --          --         --        --      0.02%          --            --           --           --           --
     58%         33%        40%       35%        40%         58%           33%          40%          35%          40%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS     AMR CLASS
                                                              -------------------    -----------
                                                                  JULY 31 TO         JULY 31 TO
                                                                  OCTOBER 31,        OCTOBER 31,
                                                                    2000(A)            2000(A)
                                                              -------------------    -----------
Net asset value, beginning of period........................        $ 10.00            $ 10.00
                                                                    -------            -------
Income from investment operations:
   Net investment income(A).................................             --               0.01
   Net losses on securities (both realized and
     unrealized)(A).........................................          (0.46)             (0.46)
                                                                    -------            -------
Total from investment operations............................          (0.46)             (0.46)
                                                                    -------            -------
Less distributions:
   Dividends from net investment income.....................             --                 --
   Distributions from net realized gains on securities......             --                 --
                                                                    -------            -------
Total distributions.........................................             --                 --
                                                                    -------            -------
Net asset value, end of period..............................        $  9.54            $  9.55
                                                                    =======            =======
Total return (not annualized)...............................          (4.60)%            (4.50)%
                                                                    =======            =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).................        $     1            $19,505
   Ratios to average net assets (annualized)(A):
       Expenses.............................................          0.99%              0.74%
       Net investment income................................             --              0.25%
   Decrease reflected in above expense ratio due to
     absorption of expenses by the Manager(A)...............          0.29%              0.14%
   Portfolio turnover rate(B) (not annualized)..............             9%                 9%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio.

(B) The American AAdvantage Large Cap Growth Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                       INSTITUTIONAL CLASS                      PLANAHEAD CLASS                AMR CLASS
                               ------------------------------------   -----------------------------------   ----------------
                                                  DECEMBER 31, 1998
                                  YEAR ENDED             TO              YEAR ENDED         MARCH 1 TO         YEAR ENDED
                               OCTOBER 31, 2000   OCTOBER 31, 1999    OCTOBER 31, 2000   OCTOBER 31, 1999   OCTOBER 31, 2000
                               ----------------   -----------------   ----------------   ----------------   ----------------
Net asset value, beginning of
 period......................      $  9.07            $  10.00            $  9.05            $   9.13           $  9.08
                                   -------            --------            -------            --------           -------
Income from investment
 operations:
   Net investment income(A)..         0.21                0.07               0.08                0.02              0.22
   Net gains (losses) on
     securities (both
     realized and
     unrealized)(A)..........         1.01               (1.00)              1.14               (0.10)             1.04
                                   -------            --------            -------            --------           -------
Total from investment
 operations..................         1.22               (0.93)              1.22               (0.08)             1.26
                                   -------            --------            -------            --------           -------
Less distributions:
   Dividends from net
     investment income.......        (0.04)                 --              (0.02)                 --             (0.07)
   Distributions from net
     realized gains on
     securities..............        (0.17)                 --              (0.17)                 --             (0.17)
                                   -------            --------            -------            --------           -------
Total distributions..........        (0.21)                 --              (0.19)                 --             (0.24)
                                   -------            --------            -------            --------           -------
Net asset value, end of
 period......................      $ 10.08            $   9.07            $ 10.08            $   9.05           $ 10.10
                                   =======            ========            =======            ========           =======
Total return (not
 annualized).................       13.78%             (9.30)%             13.76%             (0.88)%            14.19%
                                   =======            ========            =======            ========           =======
Ratios and supplemental data:
   Net assets, end of period
     (in thousands)..........      $ 1,955            $  2,117            $   440            $     74           $53,715
   Ratios to average net
     assets (annualized)(A):
     Expenses................        0.92%               0.96%              1.18%               1.28%             0.68%
     Net investment income...        1.62%               0.84%              1.71%               0.57%             1.89%
     Decrease reflected in
       above expense ratio
       due to absorption of
       expenses by the
       Manager...............        0.06%               1.23%              0.06%               0.18%             0.06%
     Portfolio Turnover
       Rate(B)...............          63%                 31%                63%                 31%               63%

                                  AMR CLASS
                               ----------------

                                  MARCH 1 TO
                               OCTOBER 31, 1999
                               ----------------
Net asset value, beginning of
 period......................      $   9.13
                                   --------
Income from investment
 operations:
   Net investment income(A)..          0.04
   Net gains (losses) on
     securities (both
     realized and
     unrealized)(A)..........         (0.09)
                                   --------
Total from investment
 operations..................         (0.05)
                                   --------
Less distributions:
   Dividends from net
     investment income.......            --
   Distributions from net
     realized gains on
     securities..............            --
                                   --------
Total distributions..........            --
                                   --------
Net asset value, end of
 period......................      $   9.08
                                   ========
Total return (not
 annualized).................       (0.55)%
                                   ========
Ratios and supplemental data:
   Net assets, end of period
     (in thousands)..........      $ 64,662
   Ratios to average net
     assets (annualized)(A):
     Expenses................         0.70%
     Net investment income...         1.14%
     Decrease reflected in
       above expense ratio
       due to absorption of
       expenses by the
       Manager...............         0.24%
     Portfolio Turnover
       Rate(B)...............           31%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio.

(B) The American AAdvantage Small Cap Value Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(A)     1999(A B)    1998(A)     1997(A)     1996(A)
                                                              --------    ---------    --------    --------    -------
Net asset value, beginning of period........................ $  19.36     $  16.93     $  17.08    $  15.01    $ 13.29
                                                             --------     --------     --------    --------    -------
Income from investment operations:
   Net investment income....................................     0.36(D)      0.35(D)      0.33(D)     0.34(D)    0.28(D)
   Net gains on securities (both realized and unrealized)...     0.18(D)      2.92(D)      0.34(D)     2.44(D)    1.95(D)
                                                             --------     --------     --------    --------    -------
Total from investment operations............................     0.54         3.27         0.67        2.78       2.23
                                                             --------     --------     --------    --------    -------
Less distributions:
   Dividends from net investment income.....................    (0.31)       (0.35)       (0.34)      (0.30)     (0.27)
   Distributions from net realized gains on securities......    (1.64)       (0.49)       (0.48)      (0.41)     (0.24)
                                                             --------     --------     --------    --------    -------
Total distributions.........................................    (1.95)       (0.84)       (0.82)      (0.71)     (0.51)
                                                             --------     --------     --------    --------    -------
Net asset value, end of period.............................. $  17.95     $  19.36     $  16.93    $  17.08    $ 15.01
                                                             ========     ========     ========    ========    =======
Total return................................................    2.36%       19.98%        4.19%      19.08%     17.27%
                                                             ========     ========     ========    ========    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)................. $587.869     $601,923     $408,581    $231,793    $62,992
   Ratios to average net assets (annualized):
       Expenses.............................................    0.72%(D)     0.64%(D)     0.80%(D)    0.83%(D)   0.85%(D)
       Net investment income................................    1.64%(D)     2.00%(D)     2.05%(D)    2.35%(D)   2.19%(D)
   Portfolio turnover rate(C)...............................      45%          63%          24%         15%        19%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management and Independence Investment Associates as investment advisor to the International Equity Fund on March 1, 1999.

(C) On November 1,1995, the American AAdvantage International Equity Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 PLANAHEAD CLASS                                          AMR CLASS
-------------------------------------------------   -----------------------------------------------------
             YEAR ENDED OCTOBER 31,                                YEAR ENDED OCTOBER 31,
-------------------------------------------------   -----------------------------------------------------
2000(A)   1999(A B)   1998(A)   1997(A)   1996(A)   2000(A)    1999(A B)   1998(A)    1997(A)    1996(A)
-------   ---------   -------   -------   -------   --------   ---------   --------   --------   --------
$ 19.13    $ 16.75    $ 16.92   $ 14.90   $ 13.20   $  19.46   $  17.01    $  17.15   $  15.06   $  13.31
-------    -------    -------   -------   -------   --------   --------    --------   --------   --------
   0.31(D)    0.30(D)    0.31(D)   0.30(D)   0.26(D)    0.41(D)    0.39(D)     0.37(D)    0.37(D)    0.31(D)
   0.18(D)    2.89(D)    0.31(D)   2.41(D)   1.92(D)    0.20(D)    2.94(D)     0.34(D)    2.46(D)    1.98(D)
-------    -------    -------   -------   -------   --------   --------    --------   --------   --------
   0.49       3.19       0.62      2.71      2.18       0.61       3.33        0.71       2.83       2.29
-------    -------    -------   -------   -------   --------   --------    --------   --------   --------
  (0.26)     (0.32)     (0.31)    (0.28)    (0.24)     (0.36)     (0.39)      (0.37)     (0.33)     (0.30)
  (1.64)     (0.49)     (0.48)    (0.41)    (0.24)     (1.64)     (0.49)      (0.48)     (0.41)     (0.24)
-------    -------    -------   -------   -------   --------   --------    --------   --------   --------
  (1.90)     (0.81)     (0.79)    (0.69)    (0.48)     (2.00)     (0.88)      (0.85)     (0.74)     (0.54)
-------    -------    -------   -------   -------   --------   --------    --------   --------   --------
$ 17.72    $ 19.13    $ 16.75   $ 16.92   $ 14.90   $  18.07   $  19.46    $  17.01   $  17.15   $  15.06
=======    =======    =======   =======   =======   ========   ========    ========   ========   ========
  2.08%     19.68%      3.94%    18.71%    16.95%      2.69%     20.27%       4.44%     19.39%     17.72%
=======    =======    =======   =======   =======   ========   ========    ========   ========   ========
$85,680    $60,602    $46,242   $20,075   $ 7,138   $428,329   $602,593    $496,040   $464,588   $330,898
  1.01%(D)   0.93%(D)   1.08%(D)  1.14%(D)  1.17%(D)   0.46%(D)   0.39%(D)    0.53%(D)   0.58%(D)   0.57%(D)
  1.43%(D)   1.71%(D)   1.72%(D)  1.95%(D)  1.76%(D)   1.92%(D)   2.25%(D)    2.26%(D)   2.51%(D)   2.49%(D)
    45%        63%        24%       15%       19%        45%        63%         24%        15%        19%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS     AMR CLASS
                                                              -------------------    -----------
                                                                  JULY 31, TO        JULY 31, TO
                                                                  OCTOBER 31,        OCTOBER 31,
                                                                     2000               2000
                                                              -------------------    -----------
Net asset value, beginning of period........................       $  10.00           $  10.00
                                                                   --------           --------
Income from investment operations:
    Net investment income(A)................................             --                 --
    Net losses on securities (both realized and
     unrealized)(A).........................................          (1.83)             (1.82)
                                                                   --------           --------
Total from investment operations............................          (1.83)             (1.82)
                                                                   --------           --------
Less distributions:
    Dividends from net investment income....................             --                 --
    Distributions from net realized gains on securities.....             --                 --
                                                                   --------           --------
Total distributions.........................................             --                 --
                                                                   --------           --------
Net asset value, end of period..............................       $   8.17           $   8.18
                                                                   ========           ========
Total return (not annualized)...............................        (18.30%)           (18.20%)
                                                                   ========           ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................       $      1           $ 17,308
    Ratios to average net assets (annualized)(A):
    Expenses................................................          1.87%              1.60%
    Net investment loss.....................................         (0.47%)            (0.19%)
    Portfolio turnover rate (not annualized)(B).............            23%                23%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio.

(B) The American AAdvantage Emerging Markets Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------
                                       34

                              AMERICAN EAGLE LOGO

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS
                                                              ---------------------------------------------
                                                                       YEAR ENDED             SEPTEMBER 15,
                                                                       OCTOBER 31,                 TO
                                                              -----------------------------    OCTOBER 31,
                                                               2000       1999       1998         1997
                                                              -------   --------   --------   -------------
Net asset value, beginning of period........................  $  9.58   $  10.50   $  10.17     $  10.00
                                                              -------   --------   --------     --------
Income from investment operations:
    Net investment income(A)................................     0.59       0.56       0.59         0.07
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................     0.14      (0.63)      0.34         0.17
                                                              -------   --------   --------     --------
Total from investment operations............................     0.73      (0.07)      0.93         0.24
                                                              -------   --------   --------     --------
Less distributions:
    Dividends from net investment income....................    (0.59)     (0.56)     (0.59)       (0.07)
    Distributions from net realized gains on securities.....       --      (0.29)     (0.01)          --
                                                              -------   --------   --------     --------
Total distributions.........................................    (0.59)     (0.85)     (0.60)       (0.07)
                                                              -------   --------   --------     --------
Net asset value, end of period..............................  $  9.72   $   9.58   $  10.50     $  10.17
                                                              =======   ========   ========     ========
Total return (not annualized)...............................    7.89%      (0.83)%    9.37%        2.41%
                                                              =======   ========   ========     ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $   115   $205,218   $178,840     $216,249
    Ratios to average net assets (annualized)(A):
    Expenses................................................    0.59%      0.55%      0.57%        0.59%
    Net investment income...................................    6.31%      5.62%      5.74%        5.63%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager(A)..............       --         --         --           --
    Portfolio turnover rate (not annualized)(B).............     102%       123%       181%          47%

---------------

(A)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio.

(B)The American AAdvantage Intermediate Bond Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        PLAN AHEAD CLASS                  AMR CLASS
  -----------------------------   -------------------------
    YEAR ENDED        MARCH 2                     MARCH 1
    OCTOBER 31,         TO        YEAR ENDED        TO
  ---------------   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
   2000     1999       1998          2000          1999
  ------   ------   -----------   -----------   -----------
  $ 9.63   $10.55     $10.25        $  9.58       $  9.95
  ------   ------     ------        -------       -------
    0.59     0.53       0.37           0.64          0.39
   (0.06)   (0.63)      0.30          (0.05)        (0.37)
  ------   ------     ------        -------       -------
    0.53    (0.10)      0.67           0.59          0.02
  ------   ------     ------        -------       -------
   (0.59)   (0.53)     (0.37)         (0.64)        (0.39)
      --    (0.29)        --             --            --
  ------   ------     ------        -------       -------
   (0.59)   (0.82)     (0.37)         (0.64)        (0.39)
  ------   ------     ------        -------       -------
  $ 9.57   $ 9.63     $10.55        $  9.53       $  9.58
  ======   ======     ======        =======       =======
   5.76%    (0.98)%    6.63%          6.39%         (0.17)%
  ======   ======     ======        =======       =======
  $  102   $1,545     $   30        $40,555       $46,655
   0.87%    0.85%      0.86%          0.39%         0.30%
   6.07%    5.32%      5.21%          6.72%         6.12%
   0.02%       --         --             --            --
    102%     123%       181%           102%          123%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               2000      1999     1998(A)     1997        1996
                                                              ------    ------    -------    -------    --------
Net asset value, beginning of period........................  $ 9.30    $ 9.63    $  9.63    $  9.68    $   9.82
                                                              ------    ------    -------    -------    --------
Income from investment operations:
    Net investment income...................................    0.62(C)   0.53(C)    0.62(C)    0.64(C)     0.62(C)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................   (0.10)(C) (0.29)(C)     --(C)   (0.05)(C)   (0.14)(C)
                                                              ------    ------    -------    -------    --------
Total from investment operations............................    0.52      0.24       0.62       0.59        0.48
                                                              ------    ------    -------    -------    --------
Less distributions:
    Dividends from net investment income....................   (0.61)    (0.57)     (0.62)     (0.64)      (0.62)
    Distributions from net realized gains on securities.....      --        --         --         --          --
                                                              ------    ------    -------    -------    --------
Total distributions.........................................   (0.61)    (0.57)     (0.62)     (0.64)      (0.62)
                                                              ------    ------    -------    -------    --------
Net asset value, end of period..............................  $ 9.21    $ 9.30    $  9.63    $  9.63    $   9.68
                                                              ======    ======    =======    =======    ========
Total return................................................   5.83%     2.56%      6.60%      6.29%       5.10%
                                                              ======    ======    =======    =======    ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $3,687    $5,034    $18,453    $22,947    $108,929
    Ratios to average net assets (annualized):
    Expenses................................................   0.58%(C)  0.62%(C)   0.65%(C)   0.57%(C)    0.60%(C)
    Net investment income...................................   6.61%(C)  5.92%(C)   6.43%(C)   6.67%(C)    6.41%(C)
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager.................      --        --         --         --          --
    Portfolio turnover rate(B)..............................     89%      115%        74%       282%        304%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Fund was known as the American AAdvantage Limited-Term Income Fund.

(B) On November 1, 1995, the American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                PLANAHEAD CLASS                                           AMR CLASS
-------------------------------------------------     ------------------------------------------------------
              YEAR ENDED OCTOBER 31,                                 YEAR ENDED OCTOBER 31,
-------------------------------------------------     ------------------------------------------------------
 2000       1999      1998(A)    1997       1996        2000        1999       1998(A)     1997        1996
------     ------     -------   ------     ------     -------     -------     -------    -------     -------
$ 9.30     $ 9.64     $ 9.63    $ 9.68     $ 9.82     $  9.29     $  9.62     $  9.62    $  9.67     $  9.81
------     ------     ------    ------     ------     -------     -------     -------    -------     -------
  0.59(C)    0.54(C)    0.60(C)   0.61(C)    0.60(C)     0.63(C)     0.59(C)     0.65(C)    0.66(C)     0.65(C)
 (0.09)(C)  (0.33)(C)   0.01(C)  (0.05)(C)  (0.14)(C)   (0.09)(C)   (0.33)(C)      --(C)   (0.05)(C)   (0.14)(C)
------     ------     ------    ------     ------     -------     -------     -------    -------     -------
  0.50       0.21       0.61      0.56       0.46        0.54        0.26        0.65       0.61        0.51
------     ------     ------    ------     ------     -------     -------     -------    -------     -------
 (0.59)     (0.55)     (0.60)    (0.61)     (0.60)      (0.63)      (0.59)      (0.65)     (0.66)      (0.65)
    --         --         --        --         --          --          --          --         --          --
------     ------     ------    ------     ------     -------     -------     -------    -------     -------
 (0.59)     (0.55)     (0.60)    (0.61)     (0.60)      (0.63)      (0.59)      (0.65)     (0.66)      (0.65)
------     ------     ------    ------     ------     -------     -------     -------    -------
$ 9.21     $ 9.30     $ 9.64    $ 9.63     $ 9.68     $  9.20     $  9.29     $  9.62    $  9.62     $  9.67
======     ======     ======    ======     ======     =======     =======     =======    =======     =======
 5.56%      2.21%      6.50%     6.01%      4.83%       6.09%       2.83%       6.93%      6.57%       5.38%
======     ======     ======    ======     ======     =======     =======     =======    =======     =======
$  489     $1,638     $3,722    $5,096     $3,399     $56,714     $66,767     $95,056    $64,010     $59,526
 0.84%(C)   0.84%(C)   0.85%(C)  0.85%(C)   0.85%(C)    0.33%(C)    0.35%(C)    0.34%(C)   0.32%(C)    0.33%(C)
 6.29%(C)   5.75%(C)   6.24%(C)  6.36%(C)   6.11%(C)    6.88%(C)    6.26%(C)    6.71%(C)   6.90%(C)    6.66%(C)
 0.10%      0.09%      0.08%     0.05%      0.09%          --          --          --         --          --
   89%       115%        74%      282%       304%         89%        115%         74%       282%        304%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
ADDITIONAL SHAREHOLDER INFORMATION -- (Unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

     Pursuant to provisions of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended October 31, 2000:

                                                       LARGE CAP      INTERNATIONAL
                                                       VALUE FUND      EQUITY FUND
                                                     --------------   --------------
Institutional Class:
Amount of Distribution                               $   210,322.25   $30,811,464.25
Dividend Rate per Share                              $       0.4895   $       0.9702
PlanAhead Class:
Amount of Distribution                               $   381,152.40   $ 4,188,949.93
Dividend Rate per Share                              $       0.4895   $       0.9702
AMR Class:
Amount of Distribution                               $22,595,313.09   $21,969,964.76
Dividend Rate per Share                              $       0.4895   $       0.9702

The International Equity Fund has elected to pass through the credit for taxes paid in foreign countries. The Fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services Balanced Portfolio
AMR Investment Services Large Cap Value Portfolio
AMR Investment Services Large Cap Growth Portfolio
AMR Investment Services Small Cap Value Portfolio
AMR Investment Services International Equity Portfolio
AMR Investment Services Emerging Markets Portfolio
AMR Investment Services Intermediate Bond Portfolio
AMR Investment Services Short-Term Bond Portfolio

     We have audited the accompanying statements of assets and liabilities of the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Large Cap Growth Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Emerging Markets Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio (collectively, "the Portfolios") (separate portfolios comprising the AMR Investment Services Trust), including the schedules of investments, as of October 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the AMR Investment Services Trust at October 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principals generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP
                                            Dallas, Texas
December 15, 2000

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

                                       PAR
                                      AMOUNT       VALUE
                                     --------   -----------
                                     (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 7.22%
U.S. TREASURY NOTES - 3.40%
5.75%, Due 8/15/2003...............  $ 4,300    $    4,284
7.00%, Due 7/15/2006...............    2,110         2,224
6.50%, Due 10/15/2006..............    4,750         4,899
6.625%, Due 5/15/2007..............    5,495         5,720
5.625%, Due 5/15/2008..............    2,000         1,972
4.25%, Due 1/15/2010...............    5,389         5,552
6.50%, Due 2/15/2010...............    2,445         2,559
                                                ----------
    TOTAL U.S. TREASURY NOTES......                 27,210
                                                ----------
U.S. TREASURY BONDS - 3.82%
10.75%, Due 2/15/2003..............    2,560         2,816
10.375%, Due 11/15/2012............    3,730         4,651
7.50%, Due 11/15/2016..............    2,100         2,419
8.875%, Due 8/15/2017..............    1,700         2,209
8.125%, Due 8/15/2019..............    1,785         2,205
5.25%, Due 2/15/2029...............    1,790         1,631
7.75%, Due 4/15/2029...............    2,780         2,791
6.25%, Due 5/15/2030...............   11,100        11,823
                                                ----------
    TOTAL U.S. TREASURY BONDS......                 30,545
                                                ----------
    TOTAL U.S. TREASURY
      OBLIGATIONS..................                 57,755
                                                ----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.40%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.45%
5.85%, Due 1/22/2008...............    1,000           957
5.82%, Due 3/30/2009...............    1,000           942
6.625%, Due 9/15/2009..............    1,620         1,608
7.00%, Due 3/15/2010...............    3,125         3,188
6.00%, Due 3/1/2013................      487           469
6.00%, Due 5/1/2014................    1,775         1,712
6.50%, Due 5/1/2029................    2,289         2,203
6.50%, Due 6/1/2029................      374           359
6.50%, Due 7/1/2029................    4,407         4,241
8.00%, Due 4/1/2030................    3,875         3,928
                                                ----------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.........                 19,607
                                                ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.71%
6.75%, Due 8/15/2002...............      367           369
Pool # 253355, 7.50%, Due
  6/1/2003.........................    4,937         4,929
MTN, 7.125%, Due 9/19/2005.........    6,000         5,999
7.125%, Due 6/15/2010..............    2,000         2,062
Series 1989-21 G, 10.45%, Due
  4/25/2019........................       59            63
Pool # 306505, 8.00%, Due
  3/1/2025.........................      289           293
Pool # 323706, 7.00%, Due
  4/1/2029.........................    1,608         1,611

                                       PAR
                                      AMOUNT       VALUE
                                     --------   -----------
                                     (DOLLARS IN THOUSANDS)
Pool # 252805, 7.00%, Due
  10/1/2029........................  $   279    $      273
Pool # 323967, 7.00%, Due
  10/1/2029........................    3,460         3,393
Pool # 534059, 7.00%, Due
  3/1/2030.........................    1,962         1,922
7.125%, Due 1/15/2030..............    1,025         1,066
Pool # 538554, 7.50%, Due
  5/1/2030.........................      797           796
Series 2000, 7.25%, Due 5/15/2030..    3,805         4,022
TBA, 6.00%.........................    1,765         1,655
TBA, 7.00%.........................    5,200         5,098
TBA, 7.50%.........................    3,020         3,015
TBA, 8.00%.........................    1,103         1,117
                                                ----------
    TOTAL FEDERAL NATIONAL MORTGAGE
      ASSOCIATION..................                 37,683
                                                ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.24%
TBA, 7.50%.........................    1,920         1,927
                                                ----------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.........                  1,927
                                                ----------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                 59,217
                                                ----------
ASSET-BACKED SECURITIES - 1.37%
Asset Backed Securities
  Corporation, 7.57%, Due
  3/21/2024........................      133           133
Asset Securitization Corporation,
  Series 1997-D5 A1C, 6.75%, Due
  2/14/2042........................    1,760         1,727
Chase Commercial Mortgage
  Securities Corporation, Series
  1997-1 A2, 7.37%, Due
  2/19/2008........................    1,100         1,118
Commercial Financial Services
  Corporation, 144a, 7.72%, Due
  4/15/2005 (Note A)...............    1,624           383
Firstplus Home Loan Owner Trust,
  6.32%, Due 8/10/2016.............    3,000         2,971
LB Commercial Conduit Mortgage
  Trust, 6.21%, Due 10/15/2008.....    2,440         2,307
Structured Asset Securities
  Corporation, 6.91%, Due
  7/25/2024........................    1,283         1,280
UBS Preferred Funding Trust I,
  8.622%, Due 10/29/2049...........    1,000         1,011
                                                ----------
    TOTAL ASSET-BACKED
      SECURITIES...................                 10,930
                                                ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                       PAR
                                      AMOUNT       VALUE
                                     --------   -----------
                                     (DOLLARS IN THOUSANDS)
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.95%
CitiCorp Mortgage Securities,
  Incorporated, 6.92%, Due
  8/25/2027........................  $     2    $        2
Credit Suisse First Boston
  Mortgage,
  6.91%, Due 1/15/2008.............      652           650
  7.545%, Due 4/15/2010............      750           769
CountryWide, Incorporated,
  8.25%, Due 5/25/2010.............      358           363
  7.50%, Due 7/25/2011.............      328           329
  4.80%, Due 4/25/2028.............      704           697
DLJ Mortgage Acceptance
  Corporation, 4.56%, Due
  3/25/2024........................       39            39
The Money Store Home Trust, 7.66%,
  Due 8/15/2026....................    1,500         1,462
Mortgage Capital Funding,
  Incorporated, 6.758%, Due
  2/20/2004........................      542           539
Nomura Asset Securities
  Corporation, 8.15%, Due
  4/4/2027.........................    2,500         2,605
Southern Pacific Secured Asset
  Trust, 6.27%, Due 3/25/2019......      167           164
                                                ----------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                  7,619
                                                ----------
CORPORATE BONDS - 19.31%
BANKS - 2.08%
Amsouth Bancorporation, 6.125%, Due
  3/1/2009.........................      750           664
Bank Austria, AG, 7.25%, Due
  2/15/2017........................    2,790         2,603
Bank of America Corporation,
  7.80%, Due 2/15/2010.............    1,680         1,706
  7.75%, Due 8/15/2015.............    2,000         1,981
Chase Manhattan Corporation, 6.00%,
  Due 11/1/2005....................      850           807
Citigroup, Incorporated, 6.00%, Due
  2/25/2009........................    1,264         1,236
First Union Corporation,
  6.95%, Due 11/1/2004.............      840           827
  7.55%, Due 8/18/2005.............    1,040         1,046
Firstar Corporation, 7.125%, Due
  12/1/2009........................      790           769
Inter-American Development Bank,
  5.375%, Due 11/18/2008...........    1,280         1,175
International Bank Reconstruction
  and Development, Zero Coupon, Due
  2/15/2016........................    7,064         2,410
PNC Funding Corporation, 6.875%,
  Due 7/15/2008....................    1,000           960

                                       PAR
                                      AMOUNT       VALUE
                                     --------   -----------
                                     (DOLLARS IN THOUSANDS)
Wells Fargo & Company, 7.55%, Due
  6/21/2010........................  $   425    $      430
                                                ----------
    TOTAL BANKS....................                 16,614
                                                ----------
FINANCE - 5.04%
All State Corporation, 7.20%, Due
  12/1/2009........................      600           587
Associates Corporation of North
  America,
  6.00%, Due 4/15/2003.............    2,000         1,963
  6.25%, Due 11/1/2008.............      445           413
Barclays Bank, PLC, 144a, 8.55%,
  Due 9/29/2049 (Note A)...........    1,300         1,308
CNA Financial Corporation, 6.95%,
  Due 1/15/2018....................    1,675         1,359
Countrywide Funding Corporation,
  MTN, 6.85%, Due 6/15/2005........    2,135         2,117
Caterpillar Financial Services
  Corporation, 7.58%, Due
  7/7/2003.........................    1,025         1,039
CS First Boston Mortgage Securities
  Corporation, 6.60%, Due
  6/15/2027........................    2,600         2,584
EOP Operating Limited Partnership,
  6.625%, Due 2/15/2005............      900           870
  6.38%, Due 2/15/2012.............    1,120         1,099
Fleet Financial Group,
  Incorporated, 6.70%, Due
  7/15/2028........................    2,000         1,714
Ford Motor Credit Company,
  5.75%, Due 2/23/2004.............    1,125         1,073
  7.375%, Due 10/28/2009...........      775           755
General Electric Capital
  Corporation,
  7.375%, Due 9/15/2004............    1,000         1,018
  7.50%, Due 5/15/2005.............      800           818
General Motors Acceptance
  Corporation,
  7.50%, Due 7/15/2005.............      445           449
Goldman Sachs Group, Incorporated,
  7.35%, Due 10/1/2009.............    1,100         1,079
  7.80%, Due 1/28/2010.............      445           449
Household Finance Corporation,
  6.00%, Due 5/1/2004..............      700           673
  6.50%, Due 11/15/2008............    2,485         2,302
John Hancock Financial Services,
  Incorporated,
  7.375%, Due 2/15/2024............    2,685         2,504
Lehman Brothers Holdings,
  Incorporated,
  6.625%, Due 2/5/2006.............      850           809
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026...........    1,500         1,283
MBNA Master Credit Card Trust II,
  6.60%, Due 11/15/2004............      848           847
Merrill Lynch & Company,
  Incorporated,
  7.08%, Due 10/3/2005.............    2,100         2,092

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                       PAR
                                      AMOUNT       VALUE
                                     --------   -----------
                                     (DOLLARS IN THOUSANDS)
The Money Store Trust,
  7.55%, Due 2/15/2020.............  $   695    $      694
Phillips Petroleum Company,
  8.50%, Due 5/25/2005.............    2,100         2,215
PMI Group, Incorporated,
  6.75%, Due 11/15/2006............    2,000         1,957
Provident Companies, Incorporated,
  7.25%, Due 3/15/2028.............    3,000         2,430
Simon Property Group, Incorporated,
  144a, 6.625%, Due 6/15/2003 (Note
  A)...............................    1,675         1,631
US West Capital Funding,
  Incorporated,
  6.875%, Due 7/15/2028............      170           150
                                                ----------
    TOTAL FINANCE..................                 40,281
                                                ----------
FOREIGN - 1.47%
Foreningsbk Kredit,
  6.656%, Due 12/29/2049...........    1,250         1,248
LG-Caltex Oil Corporation,
  7.14%, Due 10/29/2001............    1,500         1,500
Nordbanken AB, MTN,
  6.412%, Due 10/29/2049...........    1,500         1,492
Osuuspankkien Kesk,
  6.012%, Due 9/29/2049............    1,750         1,742
Pohang Iron and Steel Limited,
  7.50%, Due 8/1/2002..............    1,500         1,484
Province of Quebec,
  7.50%, Due 9/15/2029.............    1,445         1,461
Rio Tinto Canada, Incorporated,
  6.00%, Due 8/26/2003.............    2,865         2,794
                                                ----------
    TOTAL FOREIGN..................                 11,721
                                                ----------
INDUSTRIAL - 9.09%
Abitibi Consolidated, Incorporated,
  8.85%, Due 8/1/2030..............    3,000         2,888
Akzo Nobel, Incorporated,
  6.00%, Due 11/15/2003............    2,880         2,787
Amerada Hess Corporation,
  7.875%, Due 10/1/2029............      135           135
American General Corporation,
  7.50%, Due 8/11/2010.............      925           924
Armstrong World Industries
  Incorporated,
  6.35%, Due 8/15/2003.............      820           310
Ashland, Incorporated,
  6.72%, Due 3/7/2003..............    1,800         1,794
Atlantic Richfield Corporation,
  9.125%, Due 3/1/2011.............    1,425         1,629
Bemis, Incorporated,
  6.70%, Due 7/1/2005..............    1,000           995
Boise Cascade Office Products
  Company,
  7.05%, Due 5/15/2005.............      795           744
Capital Cities ABC, Incorporated,
  8.875%, Due 12/15/2000...........    1,000         1,001

                                       PAR
                                      AMOUNT       VALUE
                                     --------   -----------
                                     (DOLLARS IN THOUSANDS)
Comdisco, Incorporated,
  5.95%, Due 4/30/2002.............  $   840    $      630
ConAgra, Incorporated,
  7.875%, Due 9/15/2010............      875           891
Conoco, Incorporated,
  6.95%, Due 4/15/2029.............    3,425         3,184
Crown Cork & Seal, Incorporated,
  7.125%, Due 9/1/2002.............    2,500         1,951
DaimlerChrysler North America,
  8.00%, Due 6/15/2010.............    1,325         1,355
Deutsche Telekom International
  Finance Corporation,
  8.25%, Due 6/15/2031.............    3,900         3,992
E.I. DuPont de Nemours & Company,
  6.75%, Due 10/15/2002............    1,000         1,001
Federated Department Stores,
  Incorporated,
  6.79%, Due 7/15/2027.............    1,425         1,384
FMC Corporation,
  7.125%, Due 11/25/2002...........    1,765         1,752
Ford Motor Company,
  6.63%, Due 10/1/2028.............      630           522
  7.45%, Due 7/16/2031.............    1,500         1,383
Hershey Foods Corporation,
  6.95%, Due 3/1/2007..............    1,000         1,000
Lockheed Martin Corporation,
  8.50%, Due 12/1/2029.............    2,640         2,825
  7.20%, Due 5/1/2036..............    1,925         1,879
May Department Stores Company,
  7.625%, Due 8/15/2013............    1,890         1,809
McDonalds Corporation, MTN, 6.50%,
  Due 8/1/2007.....................    1,000           976
Merck & Company, Incorporated,
  5.95%, Due 12/1/2028.............    3,540         3,016
Motorola Incorporated,
  5.80%, Due 10/15/2008............    2,270         2,070
News America, Incorporated, 7.125%,
  Due 4/8/2028.....................      135           114
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037..............    1,540         1,527
Paramount Communications,
  Incorporated, 8.25%, Due
  8/1/2023.........................    1,900         1,844
Petroleum Geological Services,
  7.125%, Due 3/30/2028............      245           214
Philip Morris Companies,
  Incorporated,
  8.25%, Due 10/15/2003............      260           262
  8.375%, Due 1/15/2017............      343           325
Praxair, Incorporated,
  6.15%, Due 4/15/2003.............    3,800         3,685

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                       PAR
                                      AMOUNT       VALUE
                                     --------   -----------
                                     (DOLLARS IN THOUSANDS)
Raytheon Corporation,
  5.70%, Due 11/1/2003.............  $ 1,310    $    1,260
  6.15%, Due 11/1/2008.............    2,160         1,982
Reliant Energy Mid Atlantic
  Company, 144a, 9.237%, Due
  7/2/2017 (Note A)................      500           509
Rohm and Haas Company,
  7.85%, Due 7/15/2029.............    2,000         1,950
Royal Caribbean Cruises, Limited
  7.00%, Due 10/15/2007............    2,000         1,777
  8.00%, Due 10/1/2010 144a (Note
    A).............................    1,800         1,767
Sara Lee Corporation,
  6.00%, Due 1/15/2008.............    1,200         1,120
Time Warner, Incorporated,
  6.85%, Due 1/15/2026.............    1,660         1,643
  6.625%, Due 5/15/2029............      140           120
Unilever Capital, 7.125%, Due
  11/1/2010........................    2,000         1,977
Viacom, Incorporated,
  7.75%, Due 6/1/2005..............    1,075         1,098
  7.875%, Due 7/30/2030............    3,000         3,024
Wal-Mart Stores, Incorporated,
  7.55%, Due 2/15/2030.............      480           498
Williams Companies, Incorporated,
  6.50%, Due 8/1/2007..............    1,170         1,125
                                                ----------
    TOTAL INDUSTRIAL...............                 72,648
                                                ----------
TRANSPORTATION - 0.60%
CNF Transportation,
  Incorporated, 8.875%, Due
  5/1/2010.........................    1,445         1,431
CSX Corporation,
  6.25%, Due 10/15/2008............    2,500         2,273
NWA Trust,
  11.30%, Due 6/21/2014............      944         1,063
                                                ----------
    TOTAL TRANSPORTATION...........                  4,767
                                                ----------
UTILITY - 1.03%
Consolidated Edison Company of New
  York, Incorporated, 7.50%, Due
  9/1/2010.........................      800           794
Cox Communications, Incorporated,
  7.00%, Due 8/15/2001.............      800           796
Electric Lightwave, Incorporated,
  144a, 6.05%, Due 5/15/2004 (Note
  A)...............................    2,000         1,947
Entergy Louisiana Incorporated,
  8.50%, Due 6/1/2003..............    1,850         1,902
Scana Corporation,
  144a, 6.59%, Due 2/8/2002 (Note
  A)...............................    1,000         1,000
Sprint Capital Corporation, 6.90%,
  Due 5/1/2019.....................    1,530         1,302

                                       PAR
                                      AMOUNT       VALUE
                                     --------   -----------
                                     (DOLLARS IN THOUSANDS)
Worldcom, Incorporated,
  7.75%, Due 4/1/2007..............  $   500    $      507
                                                ----------
    TOTAL UTILITY..................                  8,248
                                                ----------
    TOTAL CORPORATE
      BONDS........................                154,279
                                                ----------

                                   SHARES
                                 ----------
PREFERRED STOCK - 0.14%
Home Ownership Funding
  Corporation II, Series 144a
  (Note A).....................       1,500       1,136
                                              ---------
    TOTAL PREFERRED
      STOCK....................                   1,136
                                              ---------
COMMON STOCK - 57.25%
CONSUMER DISCRETIONARY - 6.54%
AUTO COMPONENTS - 0.30%
Dana Corporation...............      40,300         894
TRW, Incorporated..............      35,900       1,507
                                              ---------
    TOTAL AUTO COMPONENTS......                   2,401
                                              ---------
AUTOMOBILES - 0.99%
Ford Motor Company.............     263,041       6,872
General Motors Corporation.....      16,246       1,009
                                              ---------
    TOTAL AUTOMOBILES..........                   7,881
                                              ---------
HOTELS, RESTAURANTS & LEISURE - 0.63%
Wendy's International,
  Incorporated.................     232,300       5,053
                                              ---------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE..................                   5,053
                                              ---------
HOUSEHOLD DURABLES - 0.60%
Fortune Brands, Incorporated...      94,800       2,791
Konnklijke Philips
  Electronics NV...............      49,431       1,973
                                              ---------
    TOTAL HOUSEHOLD DURABLES...                   4,764
                                              ---------
LEISURE EQUIPMENT & PRODUCTS - 0.10%
Eastman Kodak Company..........      17,800         799
                                              ---------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.................                     799
                                              ---------
MEDIA - 0.92%
Fox Entertainment Group,
  Incorporated+................      49,600       1,066
Interpublic Group Companies,
  Incorporated.................     104,600       4,490
Seagram Limited................      31,800       1,817
                                              ---------
    TOTAL MEDIA................                   7,373
                                              ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
MULTILINE RETAIL - 2.40%
Costco Wholesale
  Corporation+.................      23,600   $     864
Federated Department Stores,
  Incorporated+................     108,800       3,543
K Mart Corporation+............     403,400       2,395
May Department Stores
  Company......................     109,800       2,882
J.C. Penney Company,
  Incorporated.................     197,900       2,313
Sears Roebuck & Company........     137,400       4,085
Target Corporation.............     112,600       3,111
                                              ---------
    TOTAL MULTILINE RETAIL.....                  19,193
                                              ---------
SPECIALTY RETAIL - 0.51%
Toys R Us, Incorporated+.......     237,600       4,084
                                              ---------
    TOTAL SPECIALTY
      RETAIL...................                   4,084
                                              ---------
TEXTILES & APPAREL - 0.09%
Russell Corporation............      43,600         698
                                              ---------
    TOTAL TEXTILES & APPAREL...                     698
                                              ---------
    TOTAL CONSUMER
      DISCRETIONARY............                  52,246
                                              ---------
CONSUMER STAPLES - 3.34%
FOOD PRODUCTS - 0.50%
Sara Lee Company...............     187,000       4,032
                                              ---------
    TOTAL FOOD
      PRODUCTS.................                   4,032
                                              ---------
HOUSEHOLD PRODUCTS - 0.54%
Fort James Corporation.........     103,800       3,419
Proctor & Gamble Company.......      13,100         936
                                              ---------
    TOTAL HOUSEHOLD PRODUCTS...                   4,355
                                              ---------
TOBACCO - 2.30%
Gallaher Group PLC, ADR........     122,400       2,815
Imperial Tobacco Group PLC.....     155,800       3,038
Philip Morris Companies,
  Incorporated.................     342,600      12,548
                                              ---------
    TOTAL TOBACCO..............                  18,401
                                              ---------
    TOTAL CONSUMER STAPLES.....                  26,788
                                              ---------
ENERGY - 5.75%
ENERGY EQUIPMENT & SERVICES - 1.46%
Baker Hughes, Incorporated.....     176,400       6,064
Halliburton Company............     115,800       4,292
Global Marine, Incorporated+...      51,000       1,352
                                              ---------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.................                  11,708
                                              ---------

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
OIL & GAS - 4.29%
BP Amoco, PLC..................     131,640   $   6,705
Conoco, Incorporated...........     112,000       3,045
Occidental Petroleum
  Corporation..................     326,100       6,481
Phillips Petroleum Company.....      89,700       5,539
Texaco, Incorporated...........      79,400       4,690
USX Marathon Group.............     250,700       6,816
Ultramar Diamond Shamrock......      39,000       1,024
                                              ---------
    TOTAL OIL & GAS............                  34,300
                                              ---------
    TOTAL ENERGY...............                  46,008
                                              ---------
FINANCIALS - 12.73%
BANKS - 5.60%
Bank of America Corporation....     163,311       7,849
Bank One Corporation...........     100,267       3,660
Chase Manhattan Corporation....     109,050       4,962
First Union Corporation........     193,400       5,862
FleetBoston Financial
  Corporation..................     131,300       4,989
KeyCorp........................      80,600       1,990
PNC Financial Services Group,
  Incorporated.................      55,878       3,737
UnionBanCal Corporation........      22,700         477
US Bancorp, Incorporated.......      24,000         581
Washington Mutual,
  Incorporated.................     243,200      10,701
                                              ---------
    TOTAL BANKS................                  44,808
                                              ---------
DIVERSIFIED FINANCIALS - 2.47%
Bear Stearns Companies,
  Incorporated.................      48,000       2,910
CIT Group, Incorporated........     183,300       3,196
CitiGroup, Incorporated........      65,142       3,428
Federal National Mortgage
  Association..................      24,800       1,910
Household International,
  Incorporated.................      29,032       1,461
Morgan Stanley Dean Witter
  Discover & Company...........      24,200       1,944
Paine Webber Group,
  Incorporated.................      68,350       4,870
                                              ---------
    TOTAL DIVERSIFIED
      FINANCIALS...............                  19,719
                                              ---------
INSURANCE - 4.66%
Ace Limited....................      73,000       2,865
Allstate Corporation...........     288,200      11,600
American General Corporation...      30,300       2,439
Aon Corporation................      60,875       2,523
Jefferson-Pilot Corporation....      22,800       1,568
Lincoln National Corporation...      81,000       3,918
MBIA, Incorporated.............      22,000       1,599
Metlife, Incorporated+.........     134,280       3,709
Safeco Corporation.............      75,800       1,833

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
St. Paul Companies,
  Incorporated.................      75,000   $   3,844
XL Capital Limited.............      18,000       1,384
                                              ---------
    TOTAL INSURANCE............                  37,282
                                              ---------
    TOTAL FINANCIALS...........                 101,809
                                              ---------
HEALTH CARE - 3.20%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.39%
Baxter International,
  Incorporated.................      37,500       3,082
                                              ---------
    TOTAL HEALTH CARE EQUIPMENT
      &
      SUPPLIES.................                   3,082
                                              ---------
HEALTH CARE PROVIDERS & SERVICES - 0.30%
Aetna, Incorporated............      40,800       2,359
                                              ---------
    TOTAL HEALTH CARE PROVIDERS
      &
      SERVICES.................                   2,359
                                              ---------
PHARMACEUTICALS - 2.51%
Abbott Laboratories............      64,000       3,380
Bristol-Myers Squibb
  Company......................     124,400       7,581
Johnson & Johnson..............      45,500       4,192
Pfizer, Incorporated...........      48,600       2,099
Watson Pharmaceuticals,
  Incorporated+................      44,600       2,790
                                              ---------
    TOTAL PHARMACEUTICALS......                  20,042
                                              ---------
    TOTAL HEALTH CARE..........                  25,483
                                              ---------
INDUSTRIALS - 7.91%
AEROSPACE & DEFENSE - 2.16%
Honeywell International,
  Incorporated.................     220,787      11,881
Lockheed Martin Corporation....      39,700       1,423
Northrop Grumman Corporation...      35,000       2,940
Raytheon Company...............      31,000       1,060
                                              ---------
    TOTAL AEROSPACE &
      DEFENSE..................                  17,304
                                              ---------
AIR FREIGHT & COURIERS - 0.34%
CNF Transportation,
  Incorporated.................     102,000       2,722
                                              ---------
    TOTAL AIR FREIGHT &
      COURIERS.................                   2,722
                                              ---------
COMMERCIAL SERVICES & SUPPLIES  - 2.01%
Cendant Corporation+...........     150,100       1,801
DeLuxe Corporation.............      74,800       1,688
First Data Corporation.........     102,000       5,113
Pitney Bowes, Incorporated.....      52,000       1,544

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
Waste Management,
  Incorporated.................     296,979   $   5,940
                                              ---------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.................                  16,086
                                              ---------
ELECTRICAL EQUIPMENT - 0.73%
Cooper Industries,
  Incorporated.................      71,000       2,716
Emerson Electrical Company.....      42,600       3,128
                                              ---------
    TOTAL ELECTRICAL
      EQUIPMENT................                   5,844
                                              ---------
INDUSTRIAL CONGLOMERATES - 0.97%
ITT Industries, Incorporated...     163,100       5,311
Tyco International Limited.....      42,800       2,426
                                              ---------
    TOTAL INDUSTRIAL
      CONGLOMERATES............                   7,737
                                              ---------
MACHINERY - 0.58%
Caterpillar, Incorporated......      42,000       1,473
Deere and Company..............      65,000       2,393
Harsco Corporation.............      37,900         765
                                              ---------
    TOTAL MACHINERY............                   4,631
                                              ---------
ROAD & RAIL - 0.89%
Burlington Northern,
  Incorporated.................      94,400       2,508
CSX Corporation................     133,900       3,389
Norfolk Southern Corporation...      84,300       1,191
                                              ---------
    TOTAL ROAD & RAIL..........                   7,088
                                              ---------
TRADING COMPANIES & DISTRIBUTION - 0.23%
Genuine Parts Company..........      86,000       1,833
                                              ---------
    TOTAL TRADING COMPANIES &
      DISTRIBUTION.............                   1,833
                                              ---------
    TOTAL INDUSTRIALS..........                  63,245
                                              ---------
INFORMATION TECHNOLOGY - 2.05%
COMMUNICATIONS EQUIPMENT - 0.48%
Avaya, Incorporated+...........       2,533          34
ECI Telecom Limited............          --          --
Lucent Technologies,
  Incorporated.................      30,400         709
Motorola, Incorporated.........      58,200       1,451
Tellabs, Incorporated+.........      32,300       1,613
                                              ---------
    TOTAL COMMUNICATIONS
      EQUIPMENT................                   3,807
                                              ---------
COMPUTERS & PERIPHERALS - 0.41%
International Business Machines
  Corporation..................      24,200       2,384
Storage Technology
  Corporation+.................      93,000         907
                                              ---------
    TOTAL COMPUTERS &
      PERIPHERALS..............                   3,291
                                              ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
ELECTRONIC EQUIPMENT AND INSTRUMENTATION - 0.08%
Diebold, Incorporated..........      25,000   $     650
                                              ---------
    TOTAL ELECTRONIC EQUIPMENT
      AND INSTRUMENTATION......                     650
                                              ---------
OFFICE ELECTRONICS - 0.15%
Ikon Office Solutions,
  Incorporated.................     164,700         535
Xerox Corporation..............      75,000         633
                                              ---------
    TOTAL OFFICE ELECTRONICS...                   1,168
                                              ---------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.20%
National Semiconductor
  Corporation+.................      33,900         881
Teradyne, Incorporated+........      23,200         725
                                              ---------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS.....                   1,606
                                              ---------
SOFTWARE - 0.73%
Computer Assoc. International,
  Incorporated.................     136,300       4,345
Electronics For Imaging,
  Incorporated+................      98,000       1,519
                                              ---------
    TOTAL SOFTWARE.............                   5,864
                                              ---------
    TOTAL INFORMATION
      TECHNOLOGY...............                  16,386
                                              ---------
MATERIALS - 5.23%
CHEMICALS - 2.35%
Crompton Corporation...........     257,013       2,056
Dow Chemical Company...........     137,300       4,205
Eastman Chemical Company.......          --          --
Hercules, Incorporated.........     119,600       2,190
Imperial Chemical Industries,
  PLC..........................     104,000       2,574
Lyondell Chemical Company......     230,100       3,308
Millennium Chemicals,
  Incorporated.................      90,271       1,456
PPG Industries, Incorporated...      67,000       2,990
                                              ---------
    TOTAL CHEMICALS............                  18,779
                                              ---------
CONTAINERS & PACKAGING - 0.15%
Pactiv Corporation+............     114,600       1,203
                                              ---------
    TOTAL CONTAINERS &
      PACKAGING................                   1,203
                                              ---------
METALS & MINING - 0.82%
Alcan Aluminum Limited.........      44,000       1,389
Alcoa, Incorporated............     128,596       3,689
USX-US Steel Group.............      91,700       1,461
                                              ---------
    TOTAL METALS &
      MINING...................                   6,539
                                              ---------

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
PAPER & FOREST PRODUCTS - 1.91%
Georgia-Pacific Corporation....     138,000   $   3,709
Georgia-Pacific Corporation,
  The Timber Group.............      53,100       1,503
International Paper Company....      65,826       2,411
Mead Corporation...............     147,000       4,254
Sappi Limited..................     230,000       1,610
Weyerhaeuser Company...........      37,800       1,774
                                              ---------
    TOTAL PAPER & FOREST
      PRODUCTS.................                  15,261
                                              ---------
    TOTAL MATERIALS............                  41,782
                                              ---------
TELECOMMUNICATION SERVICES - 3.48%
DIVERSIFIED TELECOMMUNICATION - 3.48%
AT&T Corporation...............      59,050       1,369
Alltel Corporation.............      32,900       2,120
BCE, Incorporated..............      36,000         974
Bellsouth Corporation..........      85,600       4,136
SBC Communications,
  Incorporated.................     100,748       5,812
Sprint Corporation.............      51,680       1,318
Verizon Communications,
  Incorporated.................     179,936      10,403
WorldCom, Incorporated+........      72,000       1,710
                                              ---------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION........                  27,842
                                              ---------
    TOTAL TELECOMMUNICATION
      SERVICES.................                  27,842
                                              ---------
UTILITIES - 7.02%
ELECTRIC UTILITIES - 5.60%
American Electric Power
  Company, Incorporated........     218,100       9,051
CMS Energy Corporation.........      32,800         886
CNH Global NV..................     149,800       1,451
Dominion Resources,
  Incorporated.................      20,844       1,242
DTE Energy Company.............     113,100       4,086
Edison International...........      69,700       1,664
Entergy Corporation............     172,400       6,605
Northeast Utilities............     291,600       5,941
PPL Corporation................      39,806       1,640
Potomac Electric Power
  Company......................      70,400       1,610
Public Service Enterprise
  Group........................      11,300         469
Reliant Energy, Incorporated...     142,700       5,895
TXU Corporation................     113,500       4,207
                                              ---------
    TOTAL ELECTRIC UTILITIES...                  44,747
                                              ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
GAS UTILITIES - 0.89%
Equitable Resources,
  Incorporated.................      49,200   $   2,854
MCN Energy Group,
  Incorporated.................     136,200       3,354
Peoples Energy Corporation.....      27,000         928
                                              ---------
    TOTAL GAS UTILITIES........                   7,136
                                              ---------
MULTI-UTILITIES - 0.53%
Scana Corporation..............      44,444       1,178
Williams Companies,
  Incorporated.................      74,069       3,097
                                              ---------
    TOTAL MULTI-UTILITIES......                   4,275
                                              ---------
    TOTAL UTILITIES............                  56,158
                                              ---------
    TOTAL COMMON STOCK.........                 457,747
                                              ---------
                                    PAR
                                   AMOUNT
                                 ----------
SHORT-TERM INVESTMENTS - 12.12%
UNITED STATES TREASURY BILLS - 0.57%
5.885%, Due 12/14/2000 (Note
  B)...........................  $    4,600       4,568
                                              ---------
    TOTAL UNITED STATES
      TREASURY BILLS...........                   4,568
                                              ---------
                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
OTHER SHORT-TERM INVESTMENTS - 11.55%
American Select Cash Reserve
  Fund.........................  81,815,009   $  81,815
AMR Investments Enhanced Yield
  Business Trust...............  10,494,430      10,494
                                              ---------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS..............                  92,309
                                              ---------
    TOTAL SHORT-TERM
      INVESTMENTS..............                  96,877
                                              ---------
TOTAL INVESTMENTS - 105.76%
  (COST $817,349)..............                 845,560
                                              ---------
LIABILITIES, NET OF OTHER
  ASSETS - (5.76%).............                 (46,053)
                                              ---------
TOTAL NET ASSETS - 100%........               $ 799,507
                                              =========

---------------

Based on the cost of investments of $820,652 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $78,185, the aggregate gross unrealized depreciation was $53,277 and the net unrealized depreciation of investments was $24,908.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,681 or 1.21% of net assets.

(B) At October 31, 2000, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
MTN - Medium-Term Note
TBA - To Be Announced
+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
COMMON STOCK - 94.3%
CONSUMER DISCRETIONARY - 11.61%
AUTO COMPONENTS - 0.37%
Dana Corporation..............      72,000   $    1,598
TRW, Incorporated.............      28,700        1,204
                                             ----------
    TOTAL AUTO COMPONENTS.....                    2,802
                                             ----------
AUTOMOBILES - 1.85%
Ford Motor Company............     477,824       12,483
General Motors Corporation....      25,509        1,585
                                             ----------
    TOTAL AUTOMOBILES.........                   14,068
                                             ----------
HOTELS, RESTAURANTS & LEISURE - 1.09%
Wendy's International,
  Incorporated................     382,900        8,328
                                             ----------
    TOTAL HOTELS, RESTAURANTS
      & LEISURE...............                    8,328
                                             ----------
HOUSEHOLD DURABLES - 1.18%
Fortune Brands,
  Incorporated................     167,300        4,925
Konnklijke Philips Electronics
  NV..........................     101,966        4,071
                                             ----------
    TOTAL HOUSEHOLD
      DURABLES................                    8,996
                                             ----------
LEISURE EQUIPMENT & PRODUCTS - 0.11%
Eastman Kodak Company.........      18,500          830
                                             ----------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS................                      830
                                             ----------
MEDIA - 1.65%
Fox Entertainment Group,
  Incorporated+...............      87,300        1,877
Interpublic Group Companies,
  Incorporated................     178,500        7,663
Seagram Limited...............      52,700        3,010
                                             ----------
    TOTAL MEDIA...............                   12,550
                                             ----------
MULTILINE RETAIL - 4.42%
Costco Wholesale
  Corporation+................      41,500        1,520
Federated Department Stores,
  Incorporated+...............     190,500        6,203
K Mart Corporation+...........     593,500        3,524
May Department Stores
  Company.....................     196,200        5,150
J.C. Penney Company,
  Incorporated................     396,600        4,635
Sears Roebuck & Company.......     225,700        6,710
Target Corporation............     213,800        5,906
                                             ----------
    TOTAL MULTILINE RETAIL....                   33,648
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
SPECIALTY RETAIL - 0.87%
Toys R Us, Incorporated+......     386,000   $    6,634
                                             ----------
    TOTAL SPECIALTY RETAIL....                    6,634
                                             ----------
TEXTILES & APPAREL - 0.07%
Russell Corporation...........      32,400          518
                                             ----------
    TOTAL TEXTILES &
      APPAREL.................                      518
                                             ----------
    TOTAL CONSUMER
      DISCRETIONARY...........                   88,374
                                             ----------
CONSUMER STAPLES - 5.45%
FOOD PRODUCTS - 0.79%
Sara Lee Company..............     277,700        5,988
                                             ----------
    TOTAL FOOD PRODUCTS.......                    5,988
                                             ----------
HOUSEHOLD PRODUCTS - 0.87%
Fort James Corporation........     153,700        5,062
Proctor & Gamble Company......      22,200        1,586
                                             ----------
    TOTAL HOUSEHOLD
      PRODUCTS................                    6,648
                                             ----------
TOBACCO - 3.79%
Gallaher Group PLC, ADR.......     187,200        4,306
Imperial Tobacco Group PLC....     230,300        4,491
Philip Morris Companies,
  Incorporated................     549,000       20,107
                                             ----------
    TOTAL TOBACCO.............                   28,904
                                             ----------
    TOTAL CONSUMER STAPLES....                   41,540
                                             ----------
ENERGY - 9.52%
ENERGY EQUIPMENT & SERVICES - 2.22%
Baker Hughes, Incorporated....     245,700        8,446
Halliburton Company...........     173,700        6,438
Global Marine,
  Incorporated+...............      77,800        2,062
                                             ----------
    TOTAL ENERGY EQUIPMENT &
      SERVICES................                   16,946
                                             ----------
OIL & GAS - 7.3%
BP Amoco, PLC.................     242,640       12,359
Conoco, Incorporated..........     157,000        4,268
Occidental Petroleum
  Corporation.................     483,300        9,606
Phillips Petroleum Company....     141,600        8,744
Texaco, Incorporated..........     111,600        6,591
USX Marathon Group............     451,925       12,287
Ultramar Diamond Shamrock.....      67,200        1,764
                                             ----------
    TOTAL OIL & GAS...........                   55,619
                                             ----------
    TOTAL ENERGY..............                   72,565
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
FINANCIALS - 19.9%
BANKS - 9.2%
Bank of America Corporation...     245,803   $   11,814
Bank One Corporation..........     123,000        4,490
Chase Manhattan Corporation...     155,342        7,068
First Union Corporation.......     327,700        9,933
FleetBoston Financial
  Corporation.................     247,800        9,416
KeyCorp.......................     133,300        3,291
PNC Financial Services Group,
  Incorporated................      85,127        5,693
UnionBanCal Corporation.......      47,600        1,000
U. S. Bancorp.................      24,000          581
Washington Mutual,
  Incorporated................     381,500       16,786
                                             ----------
    TOTAL BANKS...............                   70,072
                                             ----------
DIVERSIFIED FINANCIALS - 3.13%
Bear Stearns Companies,
  Incorporated................      66,000        4,001
CIT Group, Incorporated.......     300,900        5,247
CitiGroup, Incorporated.......      91,938        4,838
Federal National Mortgage
  Association.................      43,000        3,311
Household International,
  Incorporated................      46,263        2,328
Morgan Stanley Dean Witter
  Discover & Company..........      50,900        4,088
                                             ----------
    TOTAL DIVERSIFIED
      FINANCIALS..............                   23,813
                                             ----------
INSURANCE - 7.57%
Ace Limited...................      71,000        2,787
Allstate Corporation..........     441,828       17,784
American General Corporation..      47,300        3,808
Aon Corporation...............      92,700        3,841
Jefferson-Pilot Corporation...      33,200        2,283
Lincoln National
  Corporation.................     135,000        6,531
MBIA, Incorporated............      34,000        2,471
Metlife, Incorporated+........     223,000        6,160
Safeco Corporation............     126,800        3,067
St. Paul Companies,
  Incorporated................     125,800        6,447
XL Capital Limited............      32,000        2,460
                                             ----------
    TOTAL INSURANCE...........                   57,639
                                             ----------
    TOTAL FINANCIALS..........                  151,524
                                             ----------
HEALTH CARE - 5.24%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.58%
Baxter International,
  Incorporated................      53,800        4,422
                                             ----------
    TOTAL HEALTH CARE
      EQUIPMENT & SUPPLIES....                    4,422
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
HEALTH CARE PROVIDERS & SERVICES - 0.52%
Aetna, Incorporated...........      68,300   $    3,949
                                             ----------
    TOTAL HEALTH CARE
      PROVIDERS & SERVICES....                    3,949
                                             ----------
PHARMACEUTICALS - 4.14%
Abbott Laboratories...........     120,000        6,338
Bristol-Myers Squibb Company..     210,000       12,797
Johnson & Johnson.............      53,000        4,883
Pfizer, Incorporated..........      80,000        3,455
Watson Pharmaceuticals,
  Incorporated+...............      64,400        4,029
                                             ----------
    TOTAL PHARMACEUTICALS.....                   31,502
                                             ----------
    TOTAL HEALTH CARE.........                   39,873
                                             ----------
INDUSTRIALS - 13.17%
AEROSPACE & DEFENSE - 3.72%
Honeywell International
  Incorporated................     361,200       19,437
Lockheed Martin Corporation...      53,800        1,929
Northrop Grumman
  Corporation.................      62,900        5,284
Raytheon Company..............      50,000        1,709
                                             ----------
    TOTAL AEROSPACE &
      DEFENSE.................                   28,359
                                             ----------
AIR FREIGHT & COURIERS - 0.61%
CNF Transportation,
  Incorporated................     173,500        4,630
                                             ----------
    TOTAL AIR FREIGHT &
      COURIERS................                    4,630
                                             ----------
COMMERCIAL SERVICES & SUPPLIES - 3.14%
Cendant Corporation+..........     174,900        2,099
DeLuxe Corporation............     106,000        2,392
First Data Corporation........     159,500        7,995
Pitney Bowes, Incorporated....      74,000        2,197
Waste Management,
  Incorporated................     462,795        9,256
                                             ----------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES..............                   23,939
                                             ----------
ELECTRICAL EQUIPMENT - 1.1%
Cooper Industries,
  Incorporated................     102,700        3,928
Emerson Electrical Company....      60,900        4,472
                                             ----------
    TOTAL ELECTRICAL
      EQUIPMENT...............                    8,400
                                             ----------
INDUSTRIAL CONGLOMERATES - 1.97%
ITT Industries,
  Incorporated................     334,700       10,899
Tyco International, Limited...      73,100        4,144
                                             ----------
    TOTAL INDUSTRIAL
      CONGLOMERATES...........                   15,043
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
MACHINERY - 0.63%
Caterpillar, Incorporated.....      63,000   $    2,209
Deere and Company.............      70,000        2,577
                                             ----------
    TOTAL MACHINERY...........                    4,786
                                             ----------
ROAD & RAIL - 1.68%
Burlington Northern,
  Incorporated................     184,600        4,903
CSX Corporation...............     235,600        5,964
Norfolk Southern
  Corporation.................     136,800        1,932
                                             ----------
    TOTAL ROAD & RAIL.........                   12,799
                                             ----------
TRADING COMPANIES & DISTRIBUTION - 0.32%
Genuine Parts Company.........     116,000        2,472
                                             ----------
    TOTAL TRADING COMPANIES &
      DISTRIBUTION............                    2,472
                                             ----------
    TOTAL INDUSTRIALS.........                  100,428
                                             ----------
INFORMATION TECHNOLOGY - 3.51%
COMMUNICATIONS EQUIPMENT - 0.84%
Lucent Technologies,
  Incorporated................      57,200        1,333
Motorola, Incorporated........      98,600        2,459
Tellabs, Incorporated+........      52,600        2,627
                                             ----------
    TOTAL COMMUNICATIONS
      EQUIPMENT...............                    6,419
                                             ----------
COMPUTERS & PERIPHERALS - 0.69%
International Business
  Machines Corporation........      42,500        4,186
Storage Technology
  Corporation+................     107,000        1,043
                                             ----------
    TOTAL COMPUTERS &
      PERIPHERALS.............                    5,229
                                             ----------
OFFICE ELECTRONICS - 0.26%
Ikon Office Solutions,
  Incorporated................     277,600          902
Xerox Corporation.............     125,200        1,056
                                             ----------
    TOTAL OFFICE
      ELECTRONICS.............                    1,958
                                             ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.37%
National Semiconductor
  Corporation+................      60,200        1,565
Teradyne, Incorporated+.......      41,500        1,297
                                             ----------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS....                    2,862
                                             ----------
SOFTWARE - 1.35%
Computer Association
  International,
  Incorporated................     255,100        8,131

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Electronics For Imaging,
  Incorporated+...............     137,000   $    2,124
                                             ----------
    TOTAL SOFTWARE............                   10,255
                                             ----------
    TOTAL INFORMATION
      TECHNOLOGY..............                   26,723
                                             ----------
MATERIALS - 8.5%
CHEMICALS - 3.95%
Crompton Corporation..........     316,708        2,534
Dow Chemical Company..........     261,000        7,993
Hercules, Incorporated........     207,000        3,791
Imperial Chemical Industries,
  PLC.........................     163,200        4,039
Lyondell Chemical Company.....     301,100        4,328
Millennium Chemicals,
  Incorporated................     142,800        2,303
PPG Industries,
  Incorporated................     115,000        5,132
                                             ----------
    TOTAL CHEMICALS...........                   30,120
                                             ----------
CONTAINERS & PACKAGING - 0.27%
Pactiv Corporation+...........     195,600        2,054
                                             ----------
    TOTAL CONTAINERS &
      PACKAGING...............                    2,054
                                             ----------
METALS & MINING - 1.17%
Alcan Aluminum Limited........      70,000        2,209
Alcoa, Incorporated...........     185,868        5,332
USX-US Steel Group............      84,700        1,350
                                             ----------
    TOTAL METALS & MINING.....                    8,891
                                             ----------
PAPER & FOREST PRODUCTS - 3.11%
Georgia-Pacific Corporation...     305,700        8,351
International Paper Company...     108,482        3,973
Mead Corporation..............     199,400        5,770
Sappi Limited.................     402,000        2,814
Weyerhaeuser Company..........      58,800        2,760
                                             ----------
    TOTAL PAPER & FOREST
      PRODUCTS................                   23,668
                                             ----------
    TOTAL MATERIALS...........                   64,733
                                             ----------
TELECOMMUNICATION SERVICES - 6.09%
DIVERSIFIED TELECOMMUNICATION - 6.09%
AT&T Corporation..............      99,100        2,298
Alltel Corporation............      58,000        3,737
Bellsouth Corporation.........     159,700        7,715
SBC Communications,
  Incorporated................     154,122        8,891
Sprint Corporation............      87,360        2,228
Verizon Communications,
  Incorporated................     330,432       19,103

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
WorldCom, Incorporated+.......     101,000   $    2,399
                                             ----------
    TOTAL DIVERSIFIED TELE-
      COMMUNICATION...........                   46,371
                                             ----------
    TOTAL TELECOMMUNICATION
      SERVICES................                   46,371
                                             ----------
UTILITIES - 11.31%
ELECTRIC UTILITIES - 8.79%
American Electric Power
  Company, Incorporated.......     274,400       11,388
CMS Energy Corporation........      58,300        1,574
CNH Global NV.................     241,430        2,339
DTE Energy Company............     209,100        7,554
Edison International..........     119,600        2,855
Entergy Corporation...........     293,400       11,241
Northeast Utilities...........     412,000        8,395
PPL Corporation...............      71,547        2,947
Potomac Electric Power
  Company.....................     183,400        4,195
Public Service Enterprise
  Group.......................      19,800          822
Reliant Energy,
  Incorporated................     224,300        9,266
TXU Corporation...............     118,100        4,377
                                             ----------
    TOTAL ELECTRIC
      UTILITIES...............                   66,953
                                             ----------
GAS UTILITIES - 1.67%
Equitable Resources,
  Incorporated................      86,400        5,011
MCN Energy Group,
  Incorporated................     241,500        5,947
Peoples Energy Corporation....      50,400        1,733
                                             ----------
    TOTAL GAS UTILITIES.......                   12,691
                                             ----------
MULTI-UTILITIES - 0.85%
Scana Corporation.............      79,202        2,099

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Williams Companies,
  Incorporated................     104,868   $    4,385
                                             ----------
    TOTAL MULTI- UTILITIES....                    6,484
                                             ----------
    TOTAL UTILITIES...........                   86,128
                                             ----------
    TOTAL COMMON
      STOCK...................                  718,259
                                             ----------

                                    PAR
                                   AMOUNT
                                   ------
SHORT-TERM INVESTMENTS - 7.81%
U. S. TREASURY BILLS - 0.64%
U. S. Treasury Bill, 5.885%, Due
  12/14/2000 (Note A)...........   $4,900       4,866
                                             --------
    TOTAL U. S. TREASURY
      BILLS.....................                4,866
                                             --------

                                  SHARES
                                ----------
OTHER SHORT-TERM INVESTMENTS - 7.17%
American Select Cash
  Reserve.....................  40,835,548      40,836
AMR Investments Enhanced Yield
  Business Trust..............  13,774,136      13,774
                                             ---------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS.............                  54,610
                                             ---------
    TOTAL SHORT-TERM
      INVESTMENTS.............                  59,476
                                             ---------
TOTAL INVESTMENTS - 102.11%
  (COST $752,369).............                 777,735
                                             ---------
LIABILITIES, NET OF OTHER
  ASSETS - (2.11%)............                 (16,054)
                                             ---------
TOTAL NET ASSETS - 100%.......               $ 761,681
                                             =========

------------

Based on the cost of investments of $764,227 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $101,730, the aggregate gross unrealized depreciation was $88,222, and the net unrealized appreciation of investments was $13,508.

(A) At October 31, 2000, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
COMMON STOCK - 98.65%
CONSUMER DISCRETIONARY - 9.93%
AUTO COMPONENTS - 0.23%
Dana Corporation....................     1,500      $    33
Johnson Controls,
  Incorporated......................       200           12
                                                    -------
    TOTAL AUTO
      COMPONENTS....................                     45
                                                    -------
HOUSEHOLD DURABLES - 0.14%
Gemstar TV Guide International,
  Incorporated+.....................       400           27
                                                    -------
    TOTAL HOUSEHOLD DURABLES........                     27
                                                    -------
INTERNET & CATALOG RETAIL - 0.22%
Amazon.com, Incorporated+...........       200            7
Ebay, Incorporated+.................       700           36
                                                    -------
    TOTAL INTERNET & CATALOG
      RETAIL........................                     43
                                                    -------
MEDIA - 3.19%
Clear Channel Communications+.......       100            6
ComCast Corporation+................     2,000           82
Walt Disney Company.................     2,700           96
Dow Jones & Company,
  Incorporated......................       200           12
Gannett, Incorporated...............       100            6
General Motors Corporation+.........     1,400           45
Harcourt General, Incorporated......       400           22
Infinity Broadcasting
  Corporation+......................       400           13
Knight Ridder, Incorporated.........       100            5
New York Times Company..............       100            4
Omnicom Group.......................       200           18
TMP Worldwide, Incorporated+........       100            7
Time Warner, Incorporated...........     3,900          296
Viacom, Incorporated+...............       100            6
                                                    -------
    TOTAL MEDIA.....................                    618
                                                    -------
MULTILINE RETAIL - 2.43%
Kohl's Corporation+.................       300           16
Neiman Marcus Group+................       800           30
Sears Roebuck & Company.............     3,400          101
Talbots, Incorporated...............       700           55
Target Corporation..................       900           25
Wal-Mart Stores, Incorporated.......     5,400          245
                                                    -------
    TOTAL MULTILINE RETAIL..........                    472
                                                    -------
SPECIALTY RETAIL - 3.40%
Abercrombie and Fitch
  Company+..........................       800           19
Best Buy Company,
  Incorporated+.....................     1,700           85
CDW Computer Centers,
  Incorporated+.....................       300           19
Gap, Incorporated...................     1,400           36
Home Depot, Incorporated............     5,000          215

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
Intimate Brands, Incorporated.......     1,600      $    38
Limited, Incorporated...............     5,700          144
Lowes Companies, Incorporated.......       100            5
TJX Companies, Incorporated.........     3,300           90
Tiffany & Company...................       200            9
                                                    -------
    TOTAL SPECIALTY RETAIL..........                    660
                                                    -------
TEXTILES & APPAREL - 0.32%
Jones Apparel Group,
  Incorporated+.....................     1,800           50
Nike, Incorporated..................       300           12
                                                    -------
    TOTAL TEXTILES & APPAREL........                     62
                                                    -------
    TOTAL CONSUMER DISCRETIONARY....                  1,927
                                                    -------
CONSUMER STAPLES - 2.83%
BEVERAGES - 0.87%
Coca Cola Company...................       400           24
Pepsi Bottling Group,
  Incorporated......................     2,500           87
Pepsico, Incorporated...............     1,200           58
                                                    -------
    TOTAL BEVERAGES.................                    169
                                                    -------
FOOD & DRUG RETAILING - 0.05%
Walgreen Company....................       200            9
                                                    -------
    TOTAL FOOD & DRUG RETAILING.....                      9
                                                    -------
FOOD PRODUCTS - 0.38%
Conagra, Incorporated...............     3,000           64
Unilever NV.........................       200           10
                                                    -------
    TOTAL FOOD PRODUCTS.............                     74
                                                    -------
HOUSEHOLD PRODUCTS - 0.05%
Clorox Company......................       200            9
                                                    -------
    TOTAL HOUSEHOLD PRODUCTS........                      9
                                                    -------
PERSONAL PRODUCTS - 0.63%
Avon Products, Incorporated.........       500           24
Gillette Company....................     1,500           52
Estee Lauder Companies,
  Incorporated......................     1,000           46
                                                    -------
    TOTAL PERSONAL PRODUCTS.........                    122
                                                    -------
TOBACCO - 0.85%
Philip Morris Companies,
  Incorporated......................     4,500          165
                                                    -------
    TOTAL TOBACCO...................                    165
                                                    -------
    TOTAL CONSUMER
      STAPLES.......................                    548
                                                    -------
ENERGY - 1.22%
ENERGY EQUIPMENT & SERVICES - 0.32%
Baker Hughes, Incorporated..........       200            7
Cooper Cameron Corporation+.........       300           16
Diamond Offshore Drilling,
  Incorporated......................       100            3

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
Enesco International
  Incorporated......................       100      $     3
Global Marine Incorporated+.........     1,200           32
                                                    -------
    TOTAL ENERGY EQUIPMENT &
      SERVICES......................                     61
                                                    -------
OIL & GAS - 0.90%
Apache Corporation..................       400           22
Chevron Corporation.................       400           32
Exxon Mobil Corporation.............       400           36
Kerr McGee Corporation..............     1,300           85
                                                    -------
    TOTAL OIL & GAS.................                    175
                                                    -------
    TOTAL ENERGY....................                    236
                                                    -------
FINANCIALS - 2.46%
BANKS - 0.22%
AmSouth Bancorporation..............       300            4
Dime Bancorp, Incorporated..........       300            7
Greenpoint Financial
  Corporation.......................       900           27
U.S. Bancorp........................       200            5
                                                    -------
    TOTAL BANKS.....................                     43
                                                    -------
DIVERSIFIED FINANCIALS - 2.18%
E Trade Group, Incorporated+........     1,400           20
AG Edwards, Incorporated............     2,200          112
Franklin Res, Incorporated..........       200            9
Goldman Sachs Group, Incorporated...       600           60
Lehman Brothers Holdings,
  Incorporated......................     1,700          110
Morgan Stanley Dean Witter &
  Company...........................       200           16
Providian Financial Corporation.....       200           21
Charles Schwab Corporation..........     1,600           56
TD Waterhouse Group, Incorporated+..     1,200           20
                                                    -------
    TOTAL DIVERSIFIED FINANCIALS....                    424
                                                    -------
INSURANCE - 0.02%
John Hancock Financial
  Services+.........................       100            3
                                                    -------
    TOTAL INSURANCE.................                      3
                                                    -------
REAL ESTATE - 0.04%
Kimco Realty Corporation............       200            8
                                                    -------
    TOTAL REAL ESTATE...............                      8
                                                    -------
    TOTAL FINANCIALS................                    478
                                                    -------
HEALTH CARE - 17.25%
BIOTECHNOLOGY - 3.10%
Amgen, Incorporated+................     3,000          174
Celgene Corporation+................       200           13
Chiron Corporation+.................     1,100           47

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
Genentech, Incorporated+............     1,400      $   116
Genzyme Corporation+................       400           28
Human Genome Sciences,
  Incorporated+.....................       400           35
Incyte Genomics, Incorporated+......       800           29
Medarex, Incorporated+..............       500           31
Medimmune, Incorporated+............       300           20
Millennium Pharmaceuticals+.........       900           65
PE Corporation+.....................       100            7
Sepracor, Incorporated+.............       400           27
Vertex Pharmaceuticals+.............       100            9
                                                    -------
    TOTAL BIOTECHNOLOGY.............                    601
                                                    -------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.13%
Allergan, Incorporated..............       600           50
Bard C R, Incorporated..............     1,200           50
Boston Scientific Corporation+......       800           13
Guidant Corporation+................       400           21
Medtronic, Incorporated.............       600           33
PE Corporation......................       300           35
St. Jude Medical, Incorporated+.....       300           17
                                                    -------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES......................                    219
                                                    -------
HEALTH CARE PROVIDERS & SERVICES - 1.20%
Cigna Corporation...................       100           12
Cardinal Health, Incorporated.......     1,500          142
HCA Healthcare Company..............       600           24
Tenet Healthcare Corporation+.......     1,400           55
                                                    -------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES......................                    233
                                                    -------
PHARMACEUTICALS - 11.82%
Abbott Laboratories.................     1,500           79
Alza Corporation+...................       500           40
American Home Products Corporation..       500           32
Bristol-Myers Squibb Company........       800           49
Eli Lilly & Company.................     1,900          170
Forest Laboratories,
  Incorporated+.....................       900          119
Ivax Corporation+...................     1,000           44
Johnson & Johnson...................     1,100          101
King Pharmaceuticals,
  Incorporated+.....................       600           27
Merck & Company, Incorporated.......     5,200          468
Pfizer, Incorporated................    17,700          764
Pharmacia Corporation...............     4,000          220
Schering Plough Corporation.........     3,500          181
                                                    -------
    TOTAL
      PHARMACEUTICALS...............                  2,294
                                                    -------
    TOTAL HEALTH CARE...............                  3,347
                                                    -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
INDUSTRIALS - 9.66%
AEROSPACE & DEFENSE - 0.71%
Boeing Company......................     1,700      $   115
Honeywell International,
  Incorporated......................       400           22
                                                    -------
    TOTAL AEROSPACE & DEFENSE.......                    137
                                                    -------
AIR FREIGHT & COURIERS - 0.06%
United Parcel Service,
  Incorporated......................       200           12
                                                    -------
    TOTAL AIR FREIGHT & COURIERS....                     12
                                                    -------
COMMERCIAL SERVICES & SUPPLIES - 0.88%
Automatic Data Processing,
  Incorporated......................     1,000           65
Cendant Corporation+................     1,500           18
Checkfree Corporation+..............       100            5
Convergys Corporation+..............       300           13
Paychex, Incorporated...............       400           23
Robert Half International,
  Incorporated+.....................       500           15
Teletech Holdings, Incorporated+....     1,100           31
                                                    -------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES......................                    170
                                                    -------
ELECTRICAL EQUIPMENT - 0.76%
Cooper Industries, Incorporated.....       900           35
Molex, Incorporated.................     1,100           59
Power One, Incorporated+............       100            7
RF Micro Devices,
  Incorporated+.....................       100            2
Vishay Intertechnology,
  Incorporated+.....................     1,500           45
                                                    -------
    TOTAL ELECTRICAL EQUIPMENT......                    148
                                                    -------
INDUSTRIAL CONGLOMERATES - 7.12%
General Electric Company............    25,100        1,376
Terra Networks SA+..................       215            5
                                                    -------
    TOTAL INDUSTRIAL
      CONGLOMERATES.................                  1,381
                                                    -------
ROAD & RAIL - 0.13%
C H Robinson Worldwide..............       300           17
Union Pacific Corporation...........       200            9
                                                    -------
    TOTAL ROAD & RAIL...............                     26
                                                    -------
    TOTAL INDUSTRIALS...............                  1,874
                                                    -------
INFORMATION TECHNOLOGY - 51.71%
COMMUNICATIONS EQUIPMENT - 13.84%
ADC Telecommunications,
  Incorporated+.....................     2,400           51
Advanced Fibre
  Communications+...................       300           10
Avaya, Incorporated+................       542            7
Brocade Communications Systems,
  Incorporated+.....................       400           91

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
Ciena Corporation+..................     1,000      $   105
Cisco Systems, Incorporated+........    22,500        1,212
Comverse Technology, Incorporated+..       200           22
Corning, Incorporated...............     3,900          298
Extreme Networks,
  Incorporated+.....................       100            8
JDS Uniphase Corporation+...........     4,000          326
Juniper Networks, Incorporated+.....       600          117
Lucent Technologies,
  Incorporated......................     6,300          147
Nortel Networks Corporation.........     1,900           86
Qualcomm, Incorporated+.............       900           59
Redback Networks,
  Incorporated+.....................       400           43
Scientific Atlanta, Incorporated....       400           27
Sycamore Networks,
  Incorporated+.....................       200           13
Tellabs, Incorporated+..............       900           45
Terayon Communication
  Systems+..........................       400            9
3Com Corporation+...................       500            9
                                                    -------
    TOTAL COMMUNICATIONS
      EQUIPMENT.....................                  2,685
                                                    -------
COMPUTERS & PERIPHERALS - 10.99%
Apple Computer+.....................       300            6
Compaq Computer Corporation.........     1,200           36
Dell Computer Corporation+..........     4,500          133
EMC Corporation+....................     6,600          588
Gateway, Incorporated+..............       100            5
Hewlett Packard Company.............     2,800          130
International Business Machines
  Corporation.......................     2,700          266
NCR Corporation+....................     1,200           52
Network Appliance,
  Incorporated+.....................     1,400          167
Palm, Incorporated+.................       800           43
Quantum Corporation+................     1,400           21
Seagate Technology+.................     1,400           98
Sun Microsystems, Incorporated+.....     5,300          588
                                                    -------
    TOTAL COMPUTERS & PERIPHERALS...                  2,133
                                                    -------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.33%
AVX Corporation.....................       800           37
Agilent Technologies,
  Incorporated+.....................     1,200           92
Applied Micro Circuits
  Corporation+......................       300            9
Cree, Incorporated+.................       300           30
Jabil Circuit, Incorporated+........       400           23
Kemet Corporation+..................       900           25
Rambus, Incorporated+...............       100            4
SDL, Incorporated+..................       400          104

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
Sanmina Corporation+................       300      $    34
Solectron Corporation+..............       900           40
Tech Data Corporation+..............       800           33
Tektronix, Incorporated.............       300           21
                                                    -------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...................                    452
                                                    -------
INTERNET SOFTWARE & SERVICES - 3.04%
America Online, Incorporated+.......     6,400          323
Ariba, Incorporated+................       500           63
Broadvision, Incorporated+..........       700           21
CMG Information Services,
  Incorporated+.....................       500            8
Doubleclick, Incorporated+..........       600           10
Exodus Communications,
  Incorporated+.....................     1,000           34
Infospace, Incorporated+............       400            8
Psinet, Incorporated+...............       100            1
RealNetworks, Incorporated+.........       100            2
Versign, Incorporated+..............       600           79
Verticalnet, Incorporated+..........       100            3
Vignette Corporation+...............       300            9
WebMD Corporation+..................       100            1
Yahoo, Incorporated+................       500           29
                                                    -------
    TOTAL INTERNET SOFTWARE &
      SERVICES......................                    591
                                                    -------
IT CONSULTING & SERVICES - 0.23%
Computer Sciences Corporation+......       100            6
Electronic Data Systems
  Corporation.......................       300           14
Sapient Corporation+................       100            4
Sungard Data Systems,
  Incorporated+.....................       400           20
                                                    -------
    TOTAL IT CONSULTING &
      SERVICES......................                     44
                                                    -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 10.34%
Advanced Micro Devices,
  Incorporated+.....................     1,500           34
Altera Corporation+.................     2,100           86
Analog Devices, Incorporated+.......     1,300           85
Applied Materials, Incorporated+....     2,100          112
Broadcom Corporation+...............       400           89
Conexant Systems,
  Incorporated+.....................       300            8
Cypress Semiconductor Corporation+..       300           11
Globespan Semiconductor,
  Incorporated+.....................       100            8
Integrated Device Technology+.......       400           23
Intel Corporation...................    18,700          842
International Rectifier
  Corporation+......................       200            9
KLA Tencor Corporation+.............       200            7

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
LSI Logic Corporation+..............       200      $     7
Lattice Semiconductor
  Corporation+......................     1,200           35
Linear Technology Corporation.......       600           39
Maxim Integrated Products,
  Incorporated+.....................       600           40
Micron Technology,
  Incorporated+.....................     2,000           70
National Semiconductor
  Corporation+......................     1,900           49
PMC Sierra, Incorporated+...........       700          119
QLogic Corporation+.................       100           10
Silicon Storage Technology,
  Incorporated+.....................       800           18
Teradyne, Incorporated+.............       400           13
Texas Instruments, Incorporated.....     4,300          211
Vitesse Semiconductor Corporation+..       300           21
Xilinx, Incorporated+...............       900           65
                                                    -------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS......................                  2,011
                                                    -------
SOFTWARE - 10.94%
Adobe Systems, Incorporated.........       300           23
Aether Systems, Incorporated+.......       200           16
Akamai Technologies, Incorporated+..       100            5
Art Technology Group,
  Incorporated+.....................       100            6
Bea Systems, Incorporated+..........     1,400          100
Citrix Systems, Incorporated+.......       400            9
Commerce One, Incorporated+.........       500           32
DST Systems, Incorporated+..........     1,300           80
Homestore Company+..................       100            3
Inktomi Corporation+................       200           13
Internap Network Services
  Corporation+......................       100            2
Intuit+.............................       200           12
I2 Technologies+....................       200           34
Kana Communications, Incorporated+..       100            2
Macromedia, Incorporated+...........       300           23
Mercury Interactive
  Corporation+......................       200           22
Microsoft Corporation+..............    12,000          827
Network Associates,
  Incorporated +....................     1,100           21
Oracle Corporation+.................    13,500          446
Parametric Technology Corporation+..       400            5
Portal Software, Incorporated+......       200            7
Rational Software Corporation+......       600           36
Siebel Systems, Incorporated+.......     1,100          115
Software.com, Incorporated+.........       100           15
Sybase, Incorporated+...............     1,400           29
Symantec Corporation+...............     1,200           47
Tibco Software, Incorporated+.......       700           44

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
Veritas Software Corporation+.......     1,000      $   141
Vitria Technology, Incorporated+....       200            5
                                                    -------
    TOTAL SOFTWARE..................                  2,120
                                                    -------
    TOTAL INFORMATION TECHNOLOGY....                 10,036
                                                    -------
MATERIALS - 0.20%
CHEMICALS - 0.13%
Praxair, Incorporated...............       700           26
                                                    -------
    TOTAL CHEMICALS.................                     26
                                                    -------
CONTAINERS & PACKAGING - 0.05%
Temple Inland, Incorporated.........       200            9
                                                    -------
    TOTAL CONTAINERS & PACKAGING....                      9
                                                    -------
METALS & MINING - 0.02%
Allegheny Technologies,
  Incorporated......................       200            4
                                                    -------
    TOTAL METALS & MINING...........                      4
                                                    -------
    TOTAL MATERIALS.................                     39
                                                    -------
TELECOMMUNICATION SERVICES - 2.67%
DIVERSIFIED TELECOMMUNICATION - 1.70%
Allegiance Telecom, Incorporated
  +.................................       300            9
At Home Corporation+................       100            1
BCE, Incorporated...................     2,700           73
Bellsouth Corporation...............       900           44
Broadwing, Incorporated+............       100            3
Level 3 Communications,
  Incorporated+.....................     1,100           52
Metromedia Fiber Network,
  Incorporated+.....................       900           17
Qwest Communications International,
  Incorporated+.....................     1,100           54
United States Cellular
  Corporation +.....................       300           19
WorldCom, Incorporated+.............     2,400           57
                                                    -------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.............                    329
                                                    -------

                                        SHARES       VALUE
                                      ----------   ----------
                                      (DOLLARS IN THOUSANDS)
WIRELESS TELECOMMUNICATION SERVICE - 0.97%
AT&T Wireless Group+................     2,400      $    60
Nextel Communications,
  Incorporated+.....................     1,000           38
Sprint Corporation+.................     1,300           50
Voicestream Wireless Corporation+...       300           39
                                                    -------
    TOTAL WIRELESS TELECOMMUNICATION
      SERVICE.......................                    187
                                                    -------
    TOTAL TELECOMMUNICATION
      SERVICES......................                    516
                                                    -------
UTILITIES - 0.72%
ELECTRIC UTILITIES - 0.70%
AES Corporation+....................       400           23
Calpine Corporation+................       400           32
Dynegy, Incorporated................       700           32
Entergy Corporation.................     1,300           50
                                                    -------
    TOTAL ELECTRIC
      UTILITIES.....................                    137
                                                    -------
MULTI-UTILITIES - 0.02%
Williams Companies, Incorporated....       100            4
                                                    -------
    TOTAL MULTI-UTILITIES...........                      4
                                                    -------
    TOTAL UTILITIES.................                    141
                                                    -------
    TOTAL COMMON STOCK..............                 19,142
                                                    -------
SHORT-TERM INVESTMENTS - 26.20%
American Select Cash Reserve Fund...  5,083,112       5,083
                                                    -------
    TOTAL SHORT-TERM INVESTMENTS....                  5,083
                                                    -------
    TOTAL INVESTMENTS - 124.85%
      (COST $25,099)................                 24,225
                                                    -------
    LIABILITIES, NET OF OTHER
      ASSETS - (24.85%).............                 (4,823)
                                                    -------
    TOTAL NET ASSETS - 100%.........                $19,402
                                                    =======

---------------

Based on the cost of investments of $25,180 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $1,036, the aggregate gross unrealized depreciation was $1,991, and the net unrealized depreciation of investments was $955.

+  - Non-income Producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
COMMON STOCK - 76.01%
CONSUMER DISCRETIONARY - 23.21%
AUTO COMPONENTS - 2.69%
Arvinmeritor, Incorporated....       9,300   $      156
Bandag, Incorporated..........       5,700          178
Borg-Warner Automotive,
  Incorporated................       5,300          200
Cooper Tire & Rubber
  Company.....................      18,200          199
Hawk Corporation+.............      50,400          293
Hayes Lemmerz International,
  Incorporated+...............       7,700           84
Intermet Corporation..........       9,900           74
Lear Corporation+.............       4,700          128
Mascotech, Incorporated.......       8,600          144
Tower Automotive,
  Incorporated+...............       3,200           35
                                             ----------
    TOTAL AUTO COMPONENTS.....                    1,491
                                             ----------
AUTOMOBILES - 0.14%
Winnebago Industries,
  Incorporated................       6,600           76
                                             ----------
    TOTAL AUTOMOBILES.........                       76
                                             ----------
DISTRIBUTORS - 0.02%
Brightpoint, Incorporated+....       2,000           13
                                             ----------
    TOTAL DISTRIBUTORS........                       13
                                             ----------
HOTELS RESTAURANTS & LEISURE - 4.30%
American Coin Merchandising+..      96,900          218
Boyd Gaming Corporation+......      21,700           85
Churchill Downs,
  Incorporated................       6,800          190
Gtech Holdings Corporation+...      11,700          203
IHOP Corporation+.............      22,600          477
Mandalay Resort Group+........      27,900          581
Prime Hospitality
  Corporation+................      17,500          166
Ryan's Family Steak Houses,
  Incorporated+...............      11,400           95
Taco Cabana, Incorporated+....      43,600          367
                                             ----------
    TOTAL HOTELS RESTAURANTS &
      LEISURE.................                    2,382
                                             ----------
HOUSEHOLD DURABLES - 9.82%
Activision, Incorporated+.....      44,600          616
Centex Corporation............      13,200          488
Champion Enterprises,
  Incorporated+...............       9,300           36
Clayton Homes, Incorporated...      22,300          205
D.R.Horton, Incorporated......      23,152          428
Fleetwood Enterprises,
  Incorporated................      11,600          153

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Furniture Brands
  International,
  Incorporated+...............      27,100   $      457
Kaufman & Broad Home
  Corporation.................      13,500          402
Lennar Corporation............      19,000          610
Libbey, Incorporated..........         400           11
M.D.C. Holdings,
  Incorporated................       9,700          266
Mohawk Industries,
  Incorporated+...............       3,500           76
Oneida Limited................       2,600           28
Palm Harbor Homes,
  Incorporated+...............       5,800           85
Pulte Corporation.............      13,400          446
Ryland Group, Incorporated....       4,400          142
Springs Industries,
  Incorporated................       5,000          118
Standard Pacific
  Corporation.................       9,800          184
Toll Brothers,
  Incorporated+...............      20,800          676
Westpoint Stevens,
  Incorporated................       3,000           22
                                             ----------
    TOTAL HOUSEHOLD
      DURABLES................                    5,449
                                             ----------
LEISURE EQUIPMENT & PRODUCTS - 1.89%
Brunswick Corporation.........       3,000           58
Midway Games, Incorporated+...      57,500          446
Musicland Stores,
  Incorporated+...............      13,300          108
Polaris Industries,
  Incorporated................      12,600          438
                                             ----------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS................                    1,050
                                             ----------
MEDIA - 0.81%
Playboy Enterprises,
  Incorporated+...............      34,300          444
                                             ----------
    TOTAL MEDIA...............                      444
                                             ----------
MULTILINE RETAIL - 1.89%
Buckle, Incorporated+.........       6,200          104
Burlington Coat Factory
  Warehouse...................       8,300          131
Dillards, Incorporated........       8,900           93
Genesco, Incorporated+........      31,200          554
ShopKo Stores,
  Incorporated+...............       8,500           54
Whitehall Jewellers,
  Incorporated+...............      14,000          112
                                             ----------
    TOTAL MULTILINE RETAIL....                    1,048
                                             ----------
SPECIALTY RETAIL - 0.85%
Cato Corporation..............       5,200           62
Footstar, Incorporated+.......       6,800          244

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Handleman Company+............       2,000   $       20
Hughes Supply, Incorporated...       7,700          144
                                             ----------
    TOTAL SPECIALTY RETAIL....                      470
                                             ----------
TEXTILES & APPAREL - 0.80%
Kellwood Company..............       7,300          142
Nautica Enterprises,
  Incorporated+...............       8,500          107
Quiksilver, Incorporated+.....       7,300          140
Wolverine World Wide,
  Incorporated................       5,100           55
                                             ----------
    TOTAL TEXTILES &
      APPAREL.................                      444
                                             ----------
    TOTAL CONSUMER
      DISCRETIONARY...........                   12,867
                                             ----------
CONSUMER STAPLES - 3.21%
FOOD & DRUG RETAILING - 0.34%
Longs Drug Stores
  Corporation.................       8,600          188
                                             ----------
    TOTAL FOOD & DRUG
      RETAILING...............                      188
                                             ----------
FOOD PRODUCTS - 1.85%
Earthgrains Company...........       6,000          122
IBP, Incorporated.............      23,600          485
Interstate Bakeries
  Corporation.................       1,600           22
Michael Foods, Incorporated...       4,100          110
Pilgrims Pride Corporation....       7,200           49
RalCorp Holdings,
  Incorporated+...............      17,100          240
                                             ----------
    TOTAL FOOD PRODUCTS.......                    1,028
                                             ----------
HOUSEHOLD PRODUCTS - 0.12%
Herbalife International,
  Incorporated................       7,900           67
                                             ----------
    TOTAL HOUSEHOLD
      PRODUCTS................                       67
                                             ----------
PERSONAL PRODUCTS - 0.29%
Nu Skin Enterprises,
  Incorporated+...............      29,200          159
                                             ----------
    TOTAL PERSONAL PRODUCTS...                      159
                                             ----------
TOBACCO - 0.61%
Schweitzer Mauduit
  International,
  Incorporated................       4,100           66
Universal Corporation.........       9,700          272
                                             ----------
    TOTAL TOBACCO.............                      338
                                             ----------
    TOTAL CONSUMER STAPLES....                    1,780
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
ENERGY - 0.60%
OIL & GAS - 0.60%
Valero Energy Corporation.....      10,000   $      331
                                             ----------
    TOTAL OIL & GAS...........                      331
                                             ----------
    TOTAL ENERGY..............                      331
                                             ----------
FINANCIALS - 20.85%
BANKS - 6.88%
American Financial Holdings,
  Incorporated................      19,000          340
Astoria Financial
  Corporation.................       1,900           71
Bank United Corporation.......       8,800          499
Citizens Banking Corporation
  of Michigan.................      11,200          267
Coastal Bancorp,
  Incorporated................       6,100          109
Colonial Bancgroup,
  Incorporated................      29,500          260
Commercial Federal
  Corporation.................      12,600          220
Community First Bankshares,
  Incorporated................       8,600          133
Corus Bankshares,
  Incorporated................       5,200          206
First Citizens Bancshares,
  Incorporated................       4,400          325
First Midwest BanCorp,
  Incorporated................      11,400          286
First Republic Bank of San
  Francisco+..................       3,300           89
FirstFed Financial
  Corporation+................       6,600          168
MAF Bancorp, Incorporated.....       5,400          130
Provident Financial Group,
  Incorporated................       1,900           57
Republic Bancorp,
  Incorporated................       2,000           19
Republic Security Financial
  Corporation.................      11,900           81
Riggs National Corporation....         600            7
Washington Federal,
  Incorporated................      12,500          279
Webster Financial Corporation
  of Waterbury................      10,200          249
Westcorp, Incorporated........       1,200           19
                                             ----------
    TOTAL BANKS...............                    3,814
                                             ----------
DIVERSIFIED FINANCIALS - 1.77%
Advanta Corporation...........       3,900           40
Grove Property Trust..........      27,900          473
Liberty Financial Companies,
  Incorporated................      14,600          394

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
PFF Bancorp, Incorporated.....       2,500   $       46
Tucker Anthony Sutro
  Corporation.................       1,200           28
                                             ----------
    TOTAL DIVERSIFIED
      FINANCIALS..............                      981
                                             ----------
INSURANCE - 6.10%
American Financial Group,
  Incorporated................       2,200           47
AmerUs Group Company..........       9,100          240
E. W. Blanch Holdings,
  Incorporated................       2,300           43
Commerce Group, Incorporated..       8,100          207
Delphi Financial Group,
  Incorporated+...............       6,072          225
Enhance Financial Services
  Group, Incorporated.........      79,600          925
Esg Re Limited................      61,000          177
Fidelity National Financial,
  Incorporated................       7,100          174
Horace Mann Educators
  Corporation.................      40,200          676
IPC Holdings Limited..........       8,300          169
Landamerica Financial Group,
  Incorporated................       4,200          124
Mutual Risk Management
  Limited.....................      10,700          194
National Western Life
  Insurance Company+..........         900           80
Scottish Annuity & Life.......         400            4
State Auto Financial
  Corporation.................       7,400          100
                                             ----------
    TOTAL INSURANCE...........                    3,385
                                             ----------
REAL ESTATE - 6.10%
Amerco+.......................       8,900          180
Avis Group Holdings,
  Incorporated+...............      21,400          639
Camden Property Trust.........       7,200          206
Del Webb Corporation+.........      10,800          290
Dollar Thrifty Automotive
  Group+......................      27,900          429
Firstservice Corporation+.....       1,300           18
Glenborough Realty Trust,
  Incorporated................      13,800          222
Interpool, Incorporated.......       8,800          113
Mack-Cali Realty
  Corporation.................       6,600          179
McGrath Rentcorp..............         900           16
Trammell Crow Company+........       9,600          129
Ventas, Incorporated..........     170,600          853
Winston Hotels,
  Incorporated................      15,100          112
                                             ----------
    TOTAL REAL ESTATE.........                    3,386
                                             ----------
    TOTAL FINANCIALS..........                   11,566
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
HEALTH CARE - 1.57%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.36%
Ocular Sciences,
  Incorporated+...............         700   $        8
Thermo Cardiosystems,
  Incorporated+...............      23,300          191
                                             ----------
    TOTAL HEALTH CARE
      EQUIPMENT & SUPPLIES....                      199
                                             ----------
HEALTH CARE PROVIDERS & SERVICES - 1.21%
Apria Healthcare Group,
  Incorporated+...............       8,000          160
Service Corporation
  International+..............      10,400           24
Stewart Enterprises,
  Incorporated................      32,800           70
US Oncology, Incorporated+....      77,701          418
                                             ----------
    TOTAL HEALTH CARE
      PROVIDERS & SERVICES....                      672
                                             ----------
    TOTAL HEALTH CARE.........                      871
                                             ----------
INDUSTRIALS - 13.56%
AEROSPACE & DEFENSE - 1.07%
Alliant Techsystems,
  Incorporated+...............       5,300          477
GenCorp, Incorporated.........      13,400          112
Kaman Corporation.............         400            6
                                             ----------
    TOTAL AEROSPACE &
      DEFENSE.................                      595
                                             ----------
AIR FREIGHT & COURIERS - 0.10%
CNF Transportation,
  Incorporated................       2,100           56
                                             ----------
    TOTAL AIR FREIGHT &
      COURIERS................                       56
                                             ----------
BUILDING PRODUCTS - 1.30%
Dal-Tile International,
  Incorporated+...............      11,400          141
Griffon Corporation+..........       4,400           34
NCI Building Systems,
  Incorporated+...............       6,200           97
Nortek, Incorporated+.........       3,000           56
Universal Fastener Products,
  Incorporated................       5,500           74
USG Corporation...............       3,000           51
York International
  Corporation.................       9,800          266
                                             ----------
    TOTAL BUILDING PRODUCTS...                      719
                                             ----------
COMMERCIAL SERVICES & SUPPLIES - 1.95%
C D I Corporation+............       5,600           89
Deluxe Corporation............       5,200          117

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Galileo International,
  Incorporated................       6,500   $      128
Mac Gray Corporation+.........      25,500           88
Mail-Well, Incorporated+......      13,800           68
New England Business Service,
  Incorporated................       2,100           37
Pittston Brinks Group.........      15,400          244
Spherion Corporation+.........       7,700           91
Standard Register Company.....       4,900           59
Unifirst Corporation..........       7,500           72
Wallace Computer Services,
  Incorporated................       5,900           86
                                             ----------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES..............                    1,079
                                             ----------
ELECTRICAL EQUIPMENT - 1.79%
A O Smith Corporation.........       4,700           66
Ametek Aerospace Products,
  Incorporated................       3,200           70
Generale Cable Corporation....       9,300           56
National Service Industries,
  Incorporated................       7,100          145
SLI, Incorporated.............       1,400           11
Tecumseh Products Company.....      13,300          530
Triumph Group, Incorporated+..       3,400          116
                                             ----------
    TOTAL ELECTRICAL
      EQUIPMENT...............                      994
                                             ----------
INDUSTRIAL CONGLOMERATES - 0.59%
Gentek, Incorporated..........       2,700           45
Standex International
  Corporation.................       4,300           79
U.S. Industries,
  Incorporated................      22,700          201
                                             ----------
    TOTAL INDUSTRIAL
      CONGLOMERATES...........                      325
                                             ----------
MACHINERY - 4.41%
Albany International
  Corporation+................       5,352           57
Avteam, Incorporated+.........      64,000           64
Briggs & Stratton
  Corporation.................       5,900          210
Cummins Engine Company,
  Incorporated................       1,700           58
Denison International PLC+....      35,800          472
Graco, Incorporated...........       2,600           93
JLG Industries,
  Incorporated................      11,700          163
Lincoln Electric Holdings,
  Incorporated................      11,100          191
Manitowoc Company,
  Incorporated................       4,600          125
Milacron, Incorporated........      11,100          177

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Nacco Industries,
  Incorporated................       2,200   $       84
Regal Beloit Corporation......       3,800           64
Reliance Steele & Aluminum
  Company.....................       2,600           62
Terex Corporation+............       7,300           90
Titan International,
  Incorporated................      43,100          197
Trinity Industries,
  Incorporated................       2,600           62
USEC, Incorporated............       3,500           18
Wabash National Corporation...       6,100           49
Watts Industries,
  Incorporated................       3,900           44
Woodward Governor Company.....       3,700          166
                                             ----------
    TOTAL MACHINERY...........                    2,446
                                             ----------
MARINE - 0.99%
Knightsbridge Tankers
  Limited.....................      25,500          550
                                             ----------
    TOTAL MARINE..............                      550
                                             ----------
ROAD & RAIL - 1.36%
American Freightways
  Corporation+................       1,000           16
Arkansas Best Corporation+....       2,600           42
Arnold Industries,
  Incorporated................       8,100          142
Kansas City Southern
  Industries, Incorporated+...      14,100          122
Roadway Express,
  Incorporated................         400            8
Rollins Truck Leasing
  Corporation.................       7,600           40
US Freightways Corporation....       1,200           31
Wabtec Corporation............      13,700          139
Wisconsin Central
  Transportation
  Corporation+................       6,800           87
Yellow Corporation+...........       7,200          130
                                             ----------
    TOTAL ROAD & RAIL.........                      757
                                             ----------
    TOTAL INDUSTRIALS.........                    7,521
                                             ----------
INFORMATION TECHNOLOGY - 3.83%
COMMUNICATIONS EQUIPMENT - 0.35%
Cable Design Technologies
  Corporation+................       8,350          193
                                             ----------
    TOTAL COMMUNICATIONS
      EQUIPMENT...............                      193
                                             ----------
COMPUTERS & PERIPHERALS - 0.17%
Creative Technology Limited...       5,500           93
                                             ----------
    TOTAL COMPUTERS &
      PERIPHERALS.............                       93
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.18%
Pioneer Standard Electronics,
  Incorporated................         400   $        5
Tech Data Corporation+........       2,200           92
                                             ----------
    TOTAL ELECTRONIC EQUIPMENT
      & INSTRUMENTS...........                       97
                                             ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.05%
Kulicke & Soffa Industries,
  Incorporated+...............       1,900           28
                                             ----------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS....                       28
                                             ----------
SOFTWARE - 3.08%
Avant! Corporation+...........      10,400          175
AVT Corporation+..............      27,600          173
Fair Issac & Company,
  Incorporated................       6,400          262
Gerber Scientific,
  Incorporated................      14,000          112
JDA Software Group,
  Incorporated+...............      23,300          351
THQ, Incorporated+............      31,200          640
                                             ----------
    TOTAL SOFTWARE............                    1,713
                                             ----------
    TOTAL INFORMATION
      TECHNOLOGY..............                    2,124
                                             ----------
MATERIALS - 5.35%
CHEMICALS - 2.34%
Crompton Corporation..........      15,800          126
Cytec Industries,
  Incorporated+...............      12,500          433
Georgia Gulf Corporation......       2,200           29
International Specialty
  Products+...................       9,900           62
NL Industries, Incorporated...      16,600          392
Polyone Corporation+..........      10,400           82
Schulman A., Incorporated.....       7,200           79
Solutia, Incorporated.........       7,600           97
                                             ----------
    TOTAL CHEMICALS...........                    1,300
                                             ----------
CONSTRUCTION MATERIALS - 0.32%
Centex Construction Products,
  Incorporated................       3,300           86
Lafarge Corporation...........       5,000           94
                                             ----------
    TOTAL CONSTRUCTION
      MATERIALS...............                      180
                                             ----------
CONTAINERS & PACKAGING - 1.14%
Ball Corporation..............       5,800          204

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Myers Industries,
  Incorporated................       3,450   $       46
Owens-Illinois,
  Incorporated+...............       1,200            7
Pactiv Corporation+...........      19,400          204
Silgan Holdings,
  Incorporated+...............       4,300           36
Sonoco Products Company.......       7,100          137
                                             ----------
    TOTAL CONTAINERS &
      PACKAGING...............                      634
                                             ----------
METALS & MINING - 0.94%
AK Steel Holdings
  Corporation.................      19,100          177
Commercial Metals Company.....       4,200          115
Quanex Corporation............       4,700           93
Ryerson Tull, Incorporation...       1,100            8
Steel Dynamics,
  Incorporated+...............       3,200           38
Wolverine Tube,
  Incorporated+...............       2,800           38
Worthington Industries,
  Incorporated................       5,600           54
                                             ----------
    TOTAL METALS & MINING.....                      523
                                             ----------
PAPER & FOREST PRODUCTS - 0.61%
Georgia-Pacific Corporation...       6,100          173
Glatfelter PH Company.........       4,600           48
Louisiana-Pacific
  Corporation.................       9,200           78
Rock Tenn Company.............       4,500           40
                                             ----------
    TOTAL PAPER & FOREST
      PRODUCTS................                      339
                                             ----------
    TOTAL MATERIALS...........                    2,976
                                             ----------
UTILITIES - 3.83%
ELECTRIC UTILITIES - 3.26%
CH Energy Group,
  Incorporated................       4,700          185
Cleco Corporation.............       5,900          281
MDU Resource Group,
  Incorporated................       4,200          123
Public Service Company........       3,400           94
R G S Energy Group,
  Incorporated................      35,900        1,059
UIL Holdings Corporation......       1,400           65
                                             ----------
    TOTAL ELECTRIC
      UTILITIES...............                    1,807
                                             ----------
GAS UTILITIES - 0.57%
UGI Corporation...............      13,600          315
                                             ----------
    TOTAL GAS UTILITIES.......                      315
                                             ----------
    TOTAL UTILITIES...........                    2,122
                                             ----------
    TOTAL COMMON STOCK........                   42,158
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                   PAR
                                  AMOUNT       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 36.56%
U. S. TREASURY BILLS - 1.83%
U. S. Treasury Bill, 11.845%,
  Due 12/14/2000 (Note A).....  $    1,020   $    1,013
                                             ----------
    TOTAL U. S. TREASURY
      BILLS...................                    1,013
                                             ----------
                                  SHARES
                                ----------
OTHER SHORT-TERM INVESTMENTS - 34.73%
American Select Cash Reserve
  Fund........................  14,815,735       14,816

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
AMR Investments Enhanced Yield
  Business Trust..............   4,449,386   $    4,449
                                             ----------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS.............                   19,265
                                             ----------
    TOTAL SHORT-TERM
      INVESTMENTS.............                   20,278
                                             ----------
TOTAL INVESTMENTS - 112.57%
  (COST $63,199)..............                   62,436
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (12.57%)...........                   (6,970)
                                             ----------
TOTAL NET ASSETS - 100%.......               $   55,466
                                             ==========

------------

Based on the cost of investments of $63,212 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $5,250, the aggregate gross unrealized depreciation was $6,026, and the net unrealized depreciation of investments was $776.

(A) At October 31, 2000, security held as collateral for open futures contracts.

ABBREVIATIONS:

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ----------
                                 (DOLLARS IN THOUSANDS)
STOCKS - 96.21%
AUSTRALIA COMMON STOCKS - 3.45%
Australia & New Zealand Banking
  Group........................   1,646,602   $   12,158
Broken Hill Property...........     323,260        3,132
Cable and Wireless Optus, 144a
  (Note A).....................   1,407,803        2,982
CSR Limited....................   1,850,000        3,787
Mayne Nickless Limited.........     965,000        2,560
News Corporation Preferred
  Rights.......................     345,000        3,093
Onesteel Limited...............      86,190           41
QBE Insurance Group Limited....   1,899,848        8,761
Westralian Sands...............     360,594          753
WMC Limited....................     785,000        3,000
                                              ----------
    TOTAL AUSTRALIA COMMON
      STOCK....................                   40,267
                                              ----------
AUSTRIA - 0.75%
PREFERRED STOCK - 0.35%
Bank Austria AG, 144a (Note
  A)...........................      76,000        4,107
                                              ----------
    TOTAL AUSTRIA PREFERRED
      STOCK....................                    4,107
                                              ----------
COMMON STOCK - 0.40%
Boehler-Uddeholm...............      66,825        2,096
Evn Energie-Versorgung
  Niederoesterreich AG.........      13,380          322
VA Technologie AG, 144a (Note
  A)...........................      11,000          445
Wienerberger Baust.............      97,000        1,823
                                              ----------
    TOTAL AUSTRIA COMMON
      STOCK....................                    4,686
                                              ----------
    TOTAL AUSTRIA..............                    8,793
                                              ----------
CANADA COMMON STOCK - 2.86%
Alcan Aluminum Limited.........     125,000        3,933
BCE, Incorporated..............     236,170        6,340
Canadian National Railway
  Company......................     101,300        3,184
Canadian Natural Resources
  Limited......................      33,037          973
Husky Energy Incorporated......     240,000        1,894
Manulife Financial
  Corporation..................     533,010       13,820
Transcanada Pipelines
  Limited......................     351,000        3,335
                                              ----------
    TOTAL CANADA COMMON
      STOCK....................                   33,479
                                              ----------
DENMARK COMMON STOCK - 0.21%
Tele Danmark AS................      52,000        2,458
                                              ----------
    TOTAL DENMARK COMMON
      STOCK....................                    2,458
                                              ----------

                                   SHARES       VALUE
                                 ----------   ----------
                                 (DOLLARS IN THOUSANDS)
FINLAND COMMON STOCK - 2.31%
Enso-Gutzeit OY, "R"...........     212,000   $    2,174
Konecranes International.......      96,000        2,237
Metsa-Serla OY, "B"............     100,000          627
Metso OYJ......................     173,869        1,327
Nordic Baltic Holdings.........     882,300        6,656
UPM-Kymmene OY.................     496,390       14,033
                                              ----------
    TOTAL FINLAND COMMON
      STOCK....................                   27,054
                                              ----------
FRANCE COMMON STOCK - 8.69%
Alcatel Alsthom CG.............      90,250        5,500
Aventis SA.....................     374,773       27,002
Axa SA.........................      94,007       12,430
Banque Nationale de Paris......     190,500       16,406
BIC SA.........................     117,845        4,081
Lagardere S.C.A................      43,500        2,467
Pechiney SA....................      51,800        1,932
Pernod-Ricard..................      88,817        4,066
Saint Gobain...................      21,284        2,813
Total Fina.....................     150,472       21,504
Vivendi........................      47,225        3,391
                                              ----------
    TOTAL FRANCE COMMON
      STOCK....................                  101,592
                                              ----------
GERMANY COMMON STOCK - 6.62%
Allianz AG.....................      18,005        6,098
BASF AG........................      57,000        2,232
BAYER AG.......................      90,000        3,902
Bayer Hypo Vereins.............     105,800        5,807
BBS Kraftfahrzeugt.............      15,260          206
Boss (Hugo) AG.................      26,400        6,722
Depfa DT Pfander...............      64,700        4,771
Dragerwerk AG..................      93,857          688
E. on AG.......................     395,661       20,083
Gehe AG........................     118,800        4,320
Krones AG......................     105,000        2,581
Merck KGAA.....................      94,000        3,570
Muenchener Rueckversicherung
  AG, DEM 10...................      13,676        4,295
Muenchener Rueckversicherung
  AG, DEM 5....................         293           26
Thyssen Krupp AG...............     427,800        6,092
Veba AG........................     395,661       20,083
Volkswagen AG..................      78,500        3,917
Vossloh AG.....................     138,145        2,049
                                              ----------
    TOTAL GERMANY COMMON
      STOCK....................                   77,359
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ----------
                                 (DOLLARS IN THOUSANDS)
HONG KONG COMMON STOCK - 3.28%
Cheung Kong Holdings
  Limited......................     330,000   $    3,650
Henderson Land Development
  Company......................   1,581,000        6,812
Hong Kong Electric Holdings....   2,714,400        8,962
Huaneng Power International....   9,916,000        3,878
Hutchinson Whampoa Limited.....     165,000        2,052
New World Development Company
  Limited......................   1,803,000        2,138
South China Morning Post.......   7,557,000        5,184
Swire Pacific..................     918,200        5,663
                                              ----------
    TOTAL HONG KONG COMMON
      STOCK....................                   38,339
                                              ----------
IRELAND COMMON STOCK - 1.30%
Allied Irish Banks.............     641,948        6,530
Greencore Group................   1,471,180        3,429
Jefferson Smurfit..............   2,945,742        5,244
                                              ----------
    TOTAL IRELAND COMMON
      STOCK....................                   15,203
                                              ----------
ITALY COMMON STOCK - 2.79%
Alleanza Assicuraz.............     249,100        3,300
BCA Naz Del Lavoro.............   1,030,000        3,335
Eni SPA........................   2,374,895       12,844
Sao Paolo Imi SPA..............     226,980        3,675
STET Telecom Italia............     811,670        9,391
                                              ----------
    TOTAL ITALY COMMON STOCK...                   32,545
                                              ----------
JAPAN COMMON STOCK - 14.60%
Best Denki Company.............     300,000        1,682
Canon, Incorporated............     367,000       14,554
Circle K Japan Company.........     175,800        5,668
Fujitsu........................     281,000        5,003
Hitachi Limited................     483,000        5,176
Kanamoto Company...............     310,000        1,675
KAO Corporation................     249,000        7,457
Komatsu........................     711,000        3,152
Makita Corporation.............     105,000          765
Matsushita Electric Industrial
  Company......................     164,000        4,761
Matsuzakaya Company............     500,000        1,149
Mizuho Holdings................         749        5,755
Namco..........................     254,200        6,565
Nikko Securities Company
  Limited......................     311,000        2,683
Nintendo Company Limited.......      93,500       15,457
Nippon Telephone & Telegraph
  Company......................       1,040        9,458
Nissan Motor Company...........   1,921,000       13,178
Nomura Securities..............     350,000        7,421
NTT Mobile Communication.......         240        5,913
Okumura Corporation............     700,000   $    2,052

                                   SHARES       VALUE
                                 ----------   ----------
                                 (DOLLARS IN THOUSANDS)
Orix Corporation...............      30,900        3,240
Promise Company Limited........      62,200        4,666
Sakura Bank....................     690,000        5,023
Sankyo Company.................     288,000        6,344
Sanyo Shinpan Finance
  Company......................     124,000        2,953
Sony Corporation...............     161,300       12,882
Sumitomo Electrical
  Industries...................     132,000        2,436
Sumitomo Trust & Banking.......     412,000        3,170
TDK Corporation................      64,700        6,518
Welfide........................     501,000        3,602
Yamato Kogyo Company
  Limited......................      87,000          284
                                              ----------
    TOTAL JAPAN COMMON STOCK...                  170,642
                                              ----------
LUXEMBOURG COMMON STOCK - 0.24%
Stolt-Nielsen SA, "B"..........     152,000        2,810
                                              ----------
    TOTAL LUXEMBOURG COMMON
      STOCK....................                    2,810
                                              ----------
MALAYSIA COMMON STOCK - 0.21%
Golden Hope Plantations BHD....   2,603,000        2,493
                                              ----------
    TOTAL MALAYSIA COMMON
      STOCK....................                    2,493
                                              ----------
MEXICO COMMON STOCK - 0.52%
Industrias Penoles.............     430,000          501
Telmex ADR.....................     104,000        5,610
                                              ----------
    TOTAL MEXICO COMMON
      STOCK....................                    6,111
                                              ----------
NETHERLANDS COMMON STOCK - 6.03%
Akzo Nobel NV..................     463,074       21,059
CNH Global NV..................     240,000        2,325
Ing Groep NV...................     363,649       24,943
Philips Electronics NV.........     476,312       18,697
Wolters Kluwer.................     150,300        3,379
                                              ----------
    TOTAL NETHERLANDS COMMON
      STOCK....................                   70,403
                                              ----------
NEW ZEALAND COMMON STOCK - 0.94%
Carter Holt Harvey Limited.....   1,205,889          799
Fisher & Paykel Limited........     880,000        2,514
Fletcher Challenge Building....   2,340,177        1,672
Telecom Corporation of New
  Zealand......................   2,700,477        5,980
                                              ----------
    TOTAL NEW ZEALAND COMMON
      STOCK....................                   10,965
                                              ----------
NORWAY COMMON STOCK - 1.16%
DNB Holdings, AS...............     810,000        3,510
Kvaerner Industries AS, Series
  A............................     349,877        3,442

                             See accompanying notes
--------------------------------------------------------------------------------
                                       66
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AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ----------
                                 (DOLLARS IN THOUSANDS)
Norsk Hydro AS.................      90,000   $    3,571
Nycomed AS, Series B...........     324,320        2,982
                                              ----------
    TOTAL NORWAY COMMON
      STOCK....................                   13,505
                                              ----------
PORTUGAL COMMON STOCK - 0.94%
Electric De Portugal...........     571,600        1,551
Portugal Telecom...............   1,059,125        9,426
                                              ----------
    TOTAL PORTUGAL COMMON
      STOCK....................                   10,977
                                              ----------
SINGAPORE COMMON STOCK - 3.43%
Development Bank of Singapore
  Group Holdings...............     540,795        6,377
Creative Technology............     348,350        5,655
Natsteel Electronics...........   2,094,000        5,439
Overseas Chinese Bank..........     715,650        4,566
United OverSeas Bank...........   2,439,225       18,064
                                              ----------
    TOTAL SINGAPORE COMMON
      STOCK....................                   40,101
                                              ----------
SPAIN COMMON STOCK - 3.52%
Banco Popular Espanol..........      84,000        2,510
Endesa SA......................     287,545        4,680
Iberdrola SA...................     200,357        2,447
Repsol SA (RG).................     706,090       11,204
Telefonica de Espana...........   1,062,861       20,244
                                              ----------
    TOTAL SPAIN COMMON STOCK...                   41,085
                                              ----------
SOUTH KOREA COMMON STOCK - 0.76%
Hyundai Electrical
  Industries...................     340,000        2,089
Kookmin Bank GDR, 144a (Note
  A)...........................     208,356        2,396
Korea Electric Power
  Corporation..................      80,860        1,806
LG Electronics, Incorporated...     182,000        2,536
                                              ----------
    TOTAL SOUTH KOREA COMMON
      STOCK....................                    8,827
                                              ----------
SWEDEN COMMON STOCK - 3.36%
Assidoman......................      72,800           23
Assidoman AB, 144a (Note A)....      72,800        1,232
Astrazeneca....................      27,847        1,312
Autoliv, Incorporated..........     125,000        2,732
Electrolux AB, "B".............     918,970       11,556
Foreningssparbk................     208,000        2,979
Granges AB.....................      15,000          210
Investor AB....................     389,900        5,137
Nordic Baltic Holdings.........     411,060        3,031
Stora Enso OY, Series A........      62,062          632
Stora Enso OY, Series R........     152,602        1,560
Svedala Industries, "A" Free...     180,000        2,677

                                   SHARES       VALUE
                                 ----------   ----------
                                 (DOLLARS IN THOUSANDS)
Svenska Handelsbanken..........     230,390   $    3,610
Volvo AB.......................     170,000        2,613
                                              ----------
    TOTAL SWEDEN COMMON
      STOCK....................                   39,304
                                              ----------
SWITZERLAND COMMON STOCK - 5.79%
ABB AG.........................      86,006        7,641
Clariant.......................      12,700        3,871
Novartis AG....................       4,997        7,579
Roche Holdings AG..............         421        3,845
Saurer AG......................       8,469        3,697
Schweitz Ruckversiche..........       2,500        4,929
Sig Schweitz Industries AG.....      21,225       12,511
Sulzer AG......................       9,967        6,436
Zurich Financial Services
  Group........................      35,399       17,128
                                              ----------
    TOTAL SWITZERLAND COMMON
      STOCK....................                   67,637
                                              ----------
UNITED KINGDOM - 22.45%
Alliance and Lei PLC...........     467,000        3,994
Allied Domecq PLC..............   2,063,794       10,676
Astrazeneca....................      95,110        4,458
BAA PLC........................   1,172,280        9,754
BAE PLC........................   3,433,083       19,517
BG Group PLC...................     470,587        1,886
BP Amoco.......................     739,330        6,275
British American Tobacco
  Industries PLC...............     708,985        4,973
British Energy PLC.............     538,750        1,408
British Telecommunications.....   1,103,810       12,951
Cadbury Schweppes..............     598,220        3,700
Celltech Group.................     431,137        8,577
Commercial Union PLC...........     305,970        4,096
Cookson Group PLC..............   2,944,055        8,016
Diageo.........................     502,443        4,746
GKN PLC........................     186,700        2,141
Great Universal Stores PLC.....     531,900        3,676
Halifax Group PLC..............     322,500        2,538
Hanson PLC.....................   2,166,340       11,435
HSBC Holdings PLC..............     381,665        5,442
Imperial Chemical Industries
  PLC..........................     412,000        2,525
Innogy Holdings................     460,000        1,336
Invensys.......................   1,584,108        3,784
Lasmo PLC......................   1,340,000        2,851
Lattice Group..................     470,587        1,005
Lloyds TSB Group PLC...........     630,321        6,425
Marconi PLC....................     285,000        3,600
Marks & Spencer................     500,000        1,394
National Grid Group PLC........     633,400        5,496
National Power PLC.............     460,000        1,857
Next PLC.......................     290,000        2,887
Northern Foods PLC.............   1,000,000        1,625

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ----------
                                 (DOLLARS IN THOUSANDS)
PowerGen PLC...................     473,000   $    3,668
Prudential Corporation.........     294,565        3,965
Reed International PLC.........   1,630,020       15,077
Royal Bank of Scotland PLC.....     198,784        4,465
Safeway PLC....................     709,677        2,952
Scapa Group....................     471,000          793
Shell Transportation & Trading
  Company PLC..................     535,000        4,308
Smiths Industries PLC..........     522,900        5,604
Stagecoach Holdings............   1,370,000        1,373
Tesco PLC......................   3,925,097       14,976
Thames Water Group PLC.........     173,983        3,052
TI Group PLC...................     681,500        3,681
Tomkins........................   1,543,478        3,676
Unilever PLC...................   2,230,171       15,099
United News & Media PLC........     446,072        5,587
Williams PLC...................   1,893,034        9,074
                                              ----------
    TOTAL UNITED KINGDOM.......                  262,394
                                              ----------
    TOTAL STOCKS...............                1,124,343
                                              ----------

                                   SHARES       VALUE
                                 ----------   ----------
                                 (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 10.99%
American Select Cash Reserve
  Fund.........................  60,449,783   $   60,450
AMR Investments Enhanced Yield
  Business Trust...............  68,040,302       68,040
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS..............                  128,490
                                              ----------
TOTAL INVESTMENTS - 107.20%
  (COST $1,198,645)............                1,252,833
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (7.20%).............                  (84,112)
                                              ----------
TOTAL NET ASSETS - 100%........               $1,168,721
                                              ==========

---------------

Based on the cost of investments of $1,205,597 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $172,199, the aggregate gross unrealized depreciation was $124,963, and the net unrealized appreciation of investments was $47,236.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,162 or 0.96% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY INDUSTRY DIVERSIFICATION
October 31, 2000
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    12.35%
Consumer Staples............................................     6.51%
Energy......................................................     5.41%
Finance.....................................................    27.13%
Healthcare..................................................     6.36%
Industrials.................................................    12.68%
Information Technology......................................     5.27%
Materials...................................................     6.65%
Publishing..................................................     0.29%
Telecommunication Services..................................     7.77%
Utilities...................................................     5.79%
Short-Term Investments......................................    10.99%
Other Assets................................................    (7.20%)
                                                               -------
          NET ASSETS........................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 94.92%
ARGENTINA - 1.05%
Acindar Industria.............       1,440   $        1
Banco Frances Del Rio La
  Plata, ADR..................         110            2
Banco Hipotecario+............       9,700           83
Grupo Financiero Galicia SA...         184            3
Irsa Inversiones Y Represent,
  GDR.........................         200            4
Siderar SA....................         648            2
Telecom Argentina Stet France,
  ADR.........................       5,020           86
                                             ----------
    TOTAL ARGENTINA...........                      181
                                             ----------
BRAZIL - 9.65%
Banco Est Sao Paulo...........   2,600,000           88
Celular Crt Partic............     237,350           78
Cemig Companhia
  Energy MG...................   6,200,000           94
Centrais Eletricas
  Brasileiras, ADR, Class B...         800            7
Companhia Energetica de Minas,
  ADR.........................       1,400           21
Companhia Rio Grand Telec.....     217,700           67
Companhia Vale Do Rio Doce,
  ADR.........................       2,900           68
Embraer Empresa Brasileira de,
  ADR.........................       2,000           58
Embratel Participa............   4,817,000           77
Embratel Participacoes SA,
  ADR.........................         260            4
Petrol Brasileiros............       6,900          183
Petroleo Brasileiro SA, ADR...       2,800           81
Tele Celular Sul
  Participacoes, ADR..........       2,400           61
Tele Centro Sul Pa............   6,121,000           66
Tele Nordeste Celular
  Particip, ADR...............         200            8
Tele Norte Leste Participacoes
  SA, ADR.....................       7,200          159
Telecomunicacoes Brasileiras,
  ADR.........................       2,900          213
Telemig Celular Participacoes,
  Preferred, ADR..............         400           21
Telesp Celular Participacoes,
  Preferred, ADR..............       2,600           82
Ultrapar Participacoes SA,
  ADR.........................       6,000           61
Unibanco Uniao de Barncos
  Brasileiras, GDR............       3,200           81
Vale Rio Doce Companhia.......       3,000           69
Votorantim Celulose e Papel
  SA, ADR.....................       1,050           18
                                             ----------
    TOTAL BRAZIL..............                    1,665
                                             ----------
CAYMAN ISLAND - 0.01%
Sina Company, ADR.............         200            1
                                             ----------
    TOTAL CAYMAN ISLAND.......                        1
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
CHILE - 1.63%
Administradora de Fondas de
  PE, ADR.....................       2,500   $       53
Chilectra SA ADR, 144a (Note
  A)..........................       5,800           79
Compania de Telecom de Chile,
  ADR.........................       1,000           15
Cristalena's de Chile SA,
  ADR.........................       3,100           47
Quinenco SA, ADR..............      10,500           88
                                             ----------
    TOTAL CHILE...............                      282
                                             ----------
CHINA - 0.51%
Netease Com, Incorporated,
  ADR.........................       1,800            6
Petrochina Company Limited,
  ADR+........................       3,200           67
Sohu Com, Incorporated+.......       1,200            4
Yanzhou Coal Mining Company
  Limited, ADR................         800           10
                                             ----------
    TOTAL CHINA...............                       87
                                             ----------
CZECH REPUBLIC - 0.20%
Cesky Telecom AS, GDR.........       2,607           34
                                             ----------
    TOTAL CZECH REPUBLIC......                       34
                                             ----------
EGYPT - 1.82%
Al Ahram Beverage Company SAE,
  GDR+........................         200            2
Commercial International Bank
  Egypt SAE, GDR, 144a (Note
  A)..........................      11,000           91
Eastern Tobacco Company.......          35            1
Egypt Gas.....................         165            7
Egypt Mobile Phone............       3,300           65
MISR International Bank SAE,
  GDR, 144a (Note A)..........       6,000           28
Paints and Chemicals
  Industries Company SAE, GDR,
  144a (Note A)...............      22,100           41
Suez Cement Company SAE, GDR,
  144a (Note A)...............       8,800           79
                                             ----------
    TOTAL EGYPT...............                      314
                                             ----------
GREECE - 1.87%
Alpha Bank....................         430           16
Bank of Piraeus...............         680           10
Commercial Bank of Greece.....         220           10
EFG Eurobank Ergas............          90            2
Hellenic Telecommunications,
  ADR.........................      29,023          254
National Bank of Greece.......         410           16
National Bank of Greece SA,
  ADR.........................         160            1
OTE (Hellenic TLCM)...........         790           14
                                             ----------
    TOTAL GREECE..............                      323
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
HONG KONG - 6.14%
Asia Satellite Telephone......       4,000   $        8
Beijing Datang Power..........     206,000           49
China Merchants Holdings
  International...............      28,000           19
China Mobile..................      42,000          269
China Petroleum and Chemical
  Corporation+................     117,000           23
China Pharmaceutical..........     555,000           63
China Unicom..................       6,000           12
Citic Pacific Limited.........       8,000           32
Cosco Pacific Limited.........      32,000           24
Founder Holdings Limited......      30,000            7
Great Wall Technology Company
  Limited+....................      90,000           27
Guangdong Kelon Group.........     158,000           30
Guangshen Railway Company.....     880,000          107
Hengan International..........     250,000           60
Legend Holdings...............      48,000           41
Nanjing Panda Electric........      50,000           10
Petrochina Company............     100,000           21
Qingling Motors Company.......     452,000           56
Shandong International Power..     376,000           59
Shenzhen Expressway...........     400,000           46
TCL International Holdings
  Limited+....................     114,000           19
Timeless Software Limited+....      46,000            6
Yue Yuen Industrials
  Holdings+...................       7,000           13
Zhejiang Expressway...........     366,000           59
                                             ----------
    TOTAL HONG KONG...........                    1,060
                                             ----------
HUNGARY - 1.00%
Matav RT, ADR.................       2,297           54
Mol Magyar Olaj Es Gas........       1,400           21
OTP Bank RT...................       1,471           68
Pick Szeged RT................       1,200           30
                                             ----------
    TOTAL HUNGARY.............                      173
                                             ----------
INDIA - 8.17%
Aptech Limited, GDR...........       7,500           31
Bajaj Auto Limited, GDR, 144a
  (Note A)....................      17,300          102
BSES, GDR.....................       2,600           29
Dr. Reddy's Labs, GDR.........       1,020           29
Gas Authority of India
  Limited, GDR, 144a (Note
  A)..........................      18,700           93
Grasim Industries Limited,
  GDR, 144a (Note A)..........       3,600           18
Gujarat Ambuja Cements
  Limited, GDR................      20,000           53
Hindalco Industries Limited
  GDR, 144a (Note A)..........         950           14
ICICI Limited, ADR............       4,200           40

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Indian Hotels Companies
  Limited, GDR, 144a (Note
  A)..........................      17,000   $       68
Infosys Technologies Limited,
  ADR.........................       1,194          164
Larsen and Toubro, GDR........       3,000           18
Mahangar Telephone Nigam
  Limited.....................       6,500           38
Mahangar Telephone Nigam
  Limited, GDR, 144a (Note
  A)..........................      31,300          182
Mahindra & Mahindra Limited,
  GDR, 144a (Note A)..........      13,000           36
Ranbaxy Laboritories Limited,
  GDR.........................       2,300           39
Rediff Com India Limited,
  ADR.........................       1,500            8
Reliance Industries Limited,
  GDR, 144a (Note A)..........       4,000           52
Satyam Infoway Limited, ADR...       1,000            8
Silverline Technologies
  Limited, ADR................       1,500           22
State Bank of India, GDR, 144a
  (Note A)....................      13,300           88
Tata Engineering and
  Locomotive Limited, GDR,
  144a (Note A)...............      30,000           46
Tata Engineering, GDR.........      20,000           31
Videsh Sanchar Nigam Limited,
  ADR.........................       6,900           51
Videsh Sanchar Nigam Limited,
  GDR, 144a (Note A)..........      16,700          124
Wipro Limited, ADR+...........         500           26
                                             ----------
    TOTAL INDIA...............                    1,410
                                             ----------
INDONESIA - 1.22%
Gudang Garam (Perus)..........      24,000           26
Indah Kiat Pulp & Paper
  Corporation.................     626,500           69
Perusahaan Perseroan Indosat,
  ADR.........................       7,700           54
Perusahaan Telekomunikiasi
  Industries, ADR.............      11,800           62
                                             ----------
    TOTAL INDONESIA...........                      211
                                             ----------
ISRAEL - 5.94%
Aladdin Knowledge System,
  ADR.........................         900            6
Amdocs Limited+...............         400           26
Bank Hapoalim BM..............      50,500          128
Blue Square Israel Limited,
  ADR.........................       8,000           74
Breezecom Limited, ADR........       1,013           19
Ceragon Networks Limited,
  ADR.........................         100            1
Check Point Software, ADR.....       1,100          174

                             See accompanying notes
--------------------------------------------------------------------------------
                                       71

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
DSP Group, Incorporated+......       1,500   $       43
ECI Telecom Limited, ADR......       8,906          211
Galileo Technology Limited,
  ADR+........................       3,000           81
Gilat Satellite Networks
  Limited, ADR+...............         800           41
M Systems Flash Disk Pioneers
  Limited, ADR................         524           13
Nice Systems Limited, ADR+....         429           20
Optibase Limited, ADR.........       1,582           18
Radvision Limited, ADR........         328            7
Radware Limited, ADR+.........       1,586           36
Tecnomatix Technologies
  Limited, ADR+...............       4,256           26
Teva Pharmaceutical Industries
  Limited, ADR................         890           53
TTI Team Telecom, ADR.........       1,610           28
Zoran Corporation+............         404           20
                                             ----------
    TOTAL ISRAEL..............                    1,025
                                             ----------
KOREA - 16.34%
Cheil Communication...........         490           31
Cheil Jedang..................       1,830           54
CJ39 Shopping.................         290            6
Communication Network
  International...............       2,380            5
Hana Bank.....................       1,590            9
Hanvit Bank+..................      12,370           15
Housing & Commercial Bank.....         190            5
Housing & Commercial Bank,
  GDR, 144a (Note A)..........       6,800          161
Humax Company Limited+........       2,400           23
Hyundai Electric Industries...      15,930           98
Hyundai Motor Company.........       6,750           77
Kookmin Bank, GDR, 144a (Note
  A)..........................      10,100          116
Korea Electric Power
  Corporation.................       5,950          133
Korea Electric Power
  Corporation, ADR............      14,200          173
Korea Fine Chemical Company
  Limited.....................       3,600           65
Korea Telecom.................         320           19
Korea Telecom, ADR............       8,500          313
Korea Telecom, Free...........         370           13
LG Electronics, Incorporated,
  GDR, 144a (Note A)..........      19,000           71
LG Home Shopping..............         320           19
LG Investments and
  Securities..................       1,790           11
Pohang Iron and Steel Limited,
  ADR.........................      13,900          220
Samsung Electro-Mech
  Company.....................       1,150           37
Samsung Electronics...........       1,250          157

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Samsung Electronics Limited,
  GDR, 144a (Note A)..........       3,800   $      279
Samsung SDI Company Limited,
  GDR, 144a (Note A)..........       8,800           88
Samsung Securities Company....         890           16
Samsung Company...............      11,000           61
Shinhan Bank..................         390            4
Shinhan Bank, GDR.............       1,200           24
SK Corporation................      15,700          189
SK Telecom....................          40            9
SK Telecom Limited, ADR.......      11,900          298
Telson Electronics Company
  Limited+....................       2,460           12
Tongyang Confect..............         440           11
                                             ----------
    TOTAL KOREA...............                    2,822
                                             ----------
MALAYSIA - 2.41%
Berjaya Sports................      70,000           92
British American Tobacco......       3,000           28
Commerce Asset Holdings.......       4,000           10
Digi.com Berhad...............      12,000           18
Malayan Bank BHD..............       9,000           36
Malaysian Pacific.............       2,000           11
Petronas Dagangan Berhad......      29,000           26
Petronas Gas Berhad...........      32,000           58
Resorts World BHD.............       4,000            7
Sime Darby Berhad.............      69,000           87
Telekom Malaysia..............       8,000           25
Tenaga Nasional Berhad........       6,000           19
                                             ----------
    TOTAL MALAYSIA............                      417
                                             ----------
MEXICO - 11.52%
Apasco SA.....................      12,200           62
Banco Latino Americano de
  Exportacions, ADR...........       4,200          105
Cemex SA, ADR.................       4,350           92
Cemex SA, PTG CERT............      14,400           60
Consorico Ara SA+.............      24,100           34
Controladora Commercial
  Mexicana SA, GDR............       2,200           49
Desc SA de CV.................     215,200           94
Fomento Economico Mexicano,
  ADR.........................       2,590           99
GF BBVA Bancomer..............      87,000           54
Grupo Aeroportuari............       3,700            6
Grupo Aeroportuario, ADR......       1,400           21
Grupo Carso+..................       9,500           29
Grupo Continential............      68,800           81
Grupo Financiero Banamex AC...      38,400           60
Grupo Industrial Alfa SA+.....      61,300          123
Grupo Modelo SA de............       1,800            5
Grupo Television SA de CV,
  ADR.........................       1,904          103

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Kimberly Clark de Mexico......      64,400   $      165
Pepsi Gemex SA de CV, GDR+....      20,000           87
Telefonos de Mexico SA, ADR...      11,255          607
Walmart de Mexico.............      21,900           53
                                             ----------
    TOTAL MEXICO..............                    1,989
                                             ----------
PHILIPPINE - 1.81%
Bank of Philippine Island.....      54,500           56
First Philippine Holding......      38,000           16
La Tondena Distillers.........      75,000           42
Manila Electric Company.......     138,000          113
Philippine Long Distance
  Telephone Company, ADR......       4,100           64
Universal Robina..............     300,000           21
                                             ----------
    TOTAL PHILIPPINE..........                      312
                                             ----------
POLAND - 1.10%
Bank Pekao+...................       8,000           80
Polski Koncern Naftowy SA+....      13,000           50
Telekomunikacja Polska, GDR...      11,853           59
                                             ----------
    TOTAL POLAND..............                      189
                                             ----------
RUSSIA - 2.14%
Oil Company Lukoil, ADR.......       2,650          142
Open Joint Stock Company
  Vimpel Communications,
  ADR.........................         309            6
Rostelecom, ADR...............       1,092           10
Surgutneftegaz JSC, ADR+......      10,613          136
Surgutneftegaz JSC, Preferred,
  ADR.........................         110            1
Unified Energy Systems Russia,
  ADR.........................         300            4
Unified Energy Systems Russia,
  GDR.........................       5,610           71
                                             ----------
    TOTAL RUSSIA..............                      370
                                             ----------
SINGAPORE - 1.30%
Del Monte Pacific.............     210,000           44
Elec and Eltek International
  Company Limited, ADR........      23,000           64
Golden Agri Resource+.........     275,000           49
Mandarin Oriental, ADR........      90,000           58
Total Access Communication,
  ADR.........................       3,000            9
                                             ----------
    TOTAL SINGAPORE...........                      224
                                             ----------
SOUTH AFRICA - 6.25%
Amalagated Bank of South
  Africa Group Limited........      37,600          128
Anglo American Platinum
  Corporation.................       1,600           62
Bidvest Group.................       3,080           17

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Comparex Holdings.............      30,000   $       38
Computer Configurations+......      65,000           29
DeBeers Centenary.............       2,495           69
DeBeers Construction Mines,
  Limited, ADR................         800           22
Del Monte Royal Food Limited..      50,200           29
Dimension Data Holdings
  Limited+....................         200            2
Ellerine Holdings Limited+....       2,900            7
Foschini Limited..............      24,200           30
Illovo Sugar Limited..........      61,300           40
Impala Platinum...............         311           13
Iscor Limited.................      25,000           40
Liberty Group Limited.........       1,380           11
M Cell........................       7,819           29
Metro Cash and Carry..........     138,700           58
Murray & Roberts Holdings.....      81,800           34
Nampak Limited................      57,500           84
Nedcor Limited................       1,777           33
Pretonia Portland Cement......       7,400           48
Remgro Limited................       4,800           29
Sage Group Limited............      17,000           32
Sasol Limited.................       8,300           64
Tiger Brands Limited..........      12,500           87
Venfin Limited................       4,800           13
Woolworths Holdings...........      81,874           32
                                             ----------
    TOTAL SOUTH AFRICA........                    1,080
                                             ----------
TAIWAN - 7.41%
Accton Technology Corporation,
  GDR+........................       8,600           20
Acer Communication & Multi-
  Media, Incorporated, GDR....       6,400           40
Advanced Semiconductor, ADR...       5,091           31
ASE Test Limited, ADR+........         900           14
Asustek Computer,
  Incorporated, GDR...........      13,000           70
Asustek Computer,
  Incorporated, GDR, 144a
  (Note A)....................      18,800          101
China Steel...................         948           11
China Steel Corporation, ADR,
  144a (Note A)...............       6,120           69
Compal Electronic, GDR........      13,500          105
D Link Corporation, GDR.......       4,800           32
D Link Corporation, GDR, 144a
  (Note A)....................      13,900           90
Far Eastern Textile Limited,
  GDR+........................       2,384           19
Hon Hai Precision Industries
  Limited, GDR+...............       8,000           90
Siliconware Precision
  Industries Limited, ADR+....       3,900           16

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Standard Foods Taiwan Limited,
  GDR, 144a (Note A)..........      26,000   $       50
Taiwan Semiconductor
  Manufacturing Company
  Limited, ADR+...............      14,400          327
United Microelectronics
  Corporation, ADR+...........      13,500          153
Winbond Electronics
  Corporation, GDR............       2,800           27
Yageo Corporation, GDR........       3,500           13
                                             ----------
    TOTAL TAIWAN..............                    1,278
                                             ----------
THAILAND - 1.09%
Advanced Information
  Services....................       3,800           31
Bec World.....................       3,000           14
Delta Electronics.............       4,000           18
Saha Union Corporation PLC....     150,000           38
Shin Corporations.............       3,500           11
Thai Farmers Bank+............     144,300           75
                                             ----------
    TOTAL THAILAND............                      187
                                             ----------
TURKEY - 3.47%
AK Bank.......................   5,910,000           38
Akcansa Cimento SA............   5,468,600           74
Alcatel Teletas...............      49,907            8
Anadolu Efes..................     351,296           21
Arcelik+......................     628,000           20
Dogan Holding.................   2,087,009           36
Netas.........................     285,620           36
T Garanti Bankasi.............   3,149,575           32
Tupras+.......................      71,000            3
Turk Ekonomi Bankasi AS, GDR,
  144a (Note A)+..............      18,550           93

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Turkcell Iletisim.............     165,707   $        7
Turkcell Iletisim Hizmetleri,
  ADR.........................         800            9
Uzel Makina Sanayi AS, ADR,
  144a (Note A)...............      10,000           36
Vestel Electronic.............     230,654           47
Yapi Kredi Bankasi............  16,060,102          139
                                             ----------
    TOTAL TURKEY..............                      599
                                             ----------
UNITED KINGDOM - 0.83%
Batm Advanced
  Communications..............       3,324           25
Dimension Data Holdings PLC...       3,138           27
South African Breweries.......      15,200           92
                                             ----------
    TOTAL UNITED KINGDOM......                      144
                                             ----------
VIRGIN ISLANDS - 0.04%
MIH Limited Tortola, ADR......         280            7
                                             ----------
    TOTAL VIRGIN ISLANDS......                        7
                                             ----------
    TOTAL STOCKS..............                   16,384
                                             ----------
SHORT TERM INVESTMENTS - 30.28%
American Select Cash Reserve
  Fund........................   5,228,089        5,228
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS.............                    5,228
                                             ----------
TOTAL INVESTMENTS - 125.20%
  (COST $25,357)..............                   21,612
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (25.20%)...........                   (4,350)
                                             ----------
TOTAL NET ASSETS - 100%.......               $   17,262
                                             ==========

---------------

Based on the cost of investments of $25,435 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $297, the aggregate gross unrealized depreciation was $4,120, and the net unrealized depreciation of investments was $3,823.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,295 or 13.30% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt (Argentina, Brazil, Chile, Greece, Hungary, India, Indonesia, Israel, Korea, Mexico, Philippine, Russia, South Africa, Taiwan, Turkey)

GDR - Global Depository Receipt (Argentina, Brazil, Czech Republic, Egypt, India, Korea, Mexico, Poland Russia, Taiwan, Turkey)

+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
EMERGING MARKETS INDUSTRY DIVERSIFICATION
October 31, 2000
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................     5.44%
Consumer Staples............................................     5.12%
Energy......................................................     6.40%
Financials..................................................    22.59%
Health Care.................................................     0.89%
Industrials.................................................     8.06%
Information Technology......................................    15.99%
Materials...................................................    10.05%
Telecomm Services...........................................    16.29%
Utilities...................................................     4.09%
Short-Term Investments......................................    30.28%
Other Assets................................................   (25.20%)
                                                               -------
          NET ASSETS........................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 23.32%
U.S. TREASURY BONDS - 9.72%
10.75%, Due 2/15/2003.......................................  $       495     $    545
7.25%, Due 5/15/2016........................................          650          731
8.125%, Due 8/15/2019.......................................          540          667
8.75%, Due 8/15/2020........................................          500          657
6.875%, Due 8/15/2025.......................................          550          613
6.125%, Due 11/15/2027......................................          730          746
                                                                              --------
    TOTAL U.S. TREASURY BONDS...............................                     3,959
                                                                              --------
U.S. TREASURY NOTES - 13.60%
6.25%, Due 6/30/2002........................................          500          502
6.25%, Due 2/15/2003........................................           75           75
5.50%, Due 2/28/2003........................................          500          495
5.25%, Due 8/15/2003........................................          500          492
5.75%, Due 8/15/2003........................................          800          797
5.875%, Due 11/15/2004......................................          500          500
6.75%, Due 5/15/2005........................................          750          778
6.625%, Due 5/15/2007.......................................        1,050        1,093
6.125%, Due 8/15/2007.......................................          400          406
6.00%, Due 8/15/2009........................................          400          404
                                                                              --------
    TOTAL U.S. TREASURY NOTES...............................                     5,542
                                                                              --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                     9,501
                                                                              --------
U.S. AGENCY OBLIGATIONS - 5.32%
Federal Home Loan Mortgage Corporation, 6.25%, Due
  7/15/2004.................................................        1,000          991
Federal National Mortgage Association, 6.625%, Due
  9/15/2009.................................................        1,000          996
Federal National Mortgage Association, 7.125%, Due
  1/15/2030.................................................          175          182
                                                                              --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                     2,169
                                                                              --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 31.53%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.62%
Gold Pool #E69244, 6.00%, Due 3/1/2013......................        1,020          984
Gold Pool #E00669, 6.00%, Due 5/1/2014......................        1,775        1,712
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     2,696
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.73%
Pool #323788, 6.50%, Due 6/1/2014...........................          510          500
Pool #535213, 7.00%, Due 3/1/2015...........................          502          499
Pool #100292, 10.00%, Due 9/1/2018..........................          932          980
Pool #100293, 9.50%, Due 8/1/2029...........................        1,165        1,220
Pool #252805, 7.00%, Due 10/1/2029..........................          643          630
Pool #534059, 7.00%, Due 3/1/2030...........................          343          336
Pool #538285, 7.50%, Due 5/1/2030...........................        1,673        1,671
TBA, 6.00%..................................................          220          206
TBA, 7.50%..................................................          365          365
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     6,407
                                                                              --------

                             See accompanying notes
--------------------------------------------------------------------------------
                                       76

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.18%
Pool #780085, 11.50%, Due 8/15/2018.........................  $       581     $    639
Pool #358211, 7.00%, Due 6/15/2023..........................          450          446
Pool #351417, 7.00%, Due 1/15/2024..........................          484          479
Pool #354810, 7.50%, Due 4/15/2024..........................          484          488
Pool #002433, 8.00%, Due 5/20/2027..........................          480          485
Pool #002457, 7.50%, Due 7/20/2027..........................          486          485
Pool #780680, 6.50%, Due 11/15/2027.........................          493          478
TBA, 7.50%..................................................          240          241
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                     3,741
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    12,844
                                                                              --------
CORPORATE OBLIGATIONS - 32.51%
FINANCIAL - 12.23%
American General Corporation, 7.50%, Due 8/11/2010..........          200          200
Bank of America Corporation, 7.80%, Due 2/15/2010...........          350          355
Chase Manhattan Corporation, 7.125%, Due 6/15/2009..........          500          486
First United Corporation, 7.55%, Due 8/18/2005..............          225          226
Ford Motor Credit Corporation, 7.375%, Due 10/28/2009.......          775          755
Goldman Sachs Group, Incorporated, 7.80%, Due 1/28/2010.....          500          505
Mellon Bank National Association, 7.375%, Due 5/15/2007.....          500          505
Merrill Lynch & Company, Incorporated, 7.08%, Due
  10/3/2005.................................................          500          498
PNC Funding Corporation, 6.875%, Due 7/15/2007..............          500          480
Simon Property Group, Incorporated, 144a (Note A), 6.625%,
  Due 6/15/2003.............................................          500          487
Swiss Bank Corporation, 7.375%, Due 7/15/2015...............          500          485
                                                                              --------
    TOTAL FINANCIAL.........................................                     4,982
                                                                              --------
INDUSTRIAL - 16.01%
Atlantic Richfield Company, 9.125%, Due 3/1/2011............          500          572
Caterpillar Financial Services, 7.58%, Due 7/7/2003.........          750          760
Cendant Corporation, 7.75%, Due 12/1/2003...................          500          485
Coca Cola Enterprises, Incorporated, 6.95%, Due
  11/15/2026................................................          200          181
Conagra, Incorporated, 7.875%, Due 9/15/2010................          200          204
Conoco, Incorporated, 6.95%, Due 4/15/2029..................          200          186
Corning, Incorporated, 6.85%, Due 3/1/2029..................          225          198
Federated Department Stores, Incorporated, 6.79%, Due
  7/15/2027.................................................        1,000          971
General Motors Corporation, 6.75%, Due 5/1/2028.............          200          174
Honeywell International, Incorporated, 7.50%, Due
  3/1/2010..................................................          200          206
Kimberly Clark Corporation, 7.10%, Due 8/1/2007.............          300          306
Kroger Company, 7.65%, Due 4/15/2007........................          200          199
Lockheed Martin Corporation, 7.20%, Due 5/1/2036............          400          391
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................          500          497
Time Warner, Incorporated, 6.85%, Due 1/15/2026 (Note A)....          515          510
Union Oil of California Corporation, 7.90%, Due 4/18/2008...          200          201
Williams Companies, Incorporated, 6.50%, Due 8/1/2006.......          500          481
                                                                              --------
    TOTAL INDUSTRIAL........................................                     6,522
                                                                              --------
FOREIGN - 1.01%
Nova Scotia Province, Canada, 9.375%, Due 7/15/2002.........          200          208
Quebec Province, Canada, 7.50%, Due 9/15/2029...............          200          202
                                                                              --------
    TOTAL FOREIGN...........................................                       410
                                                                              --------
UTILITIES - 3.26%
Entergy Louisiana, Incorporated, 8.50%, Due 6/1/2003........          400          411

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Deutsche Telekom International Finance Corporation, 8.25%,
  Due 6/15/2030.............................................  $       200     $    205
Sprint Capital Corporation, 6.125%, Due 11/15/2008..........          800          713
                                                                              --------
    TOTAL UTILITIES.........................................                     1,329
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    13,243
                                                                              --------

                                                                SHARES
SHORT-TERM INVESTMENTS - 28.12%                               -----------
American Select Cash Reserve Fund...........................    9,377,478        9,377
AMR Investments Enhanced Yield Business Trust...............    2,078,704        2,079
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    11,456
                                                                              --------
    TOTAL INVESTMENTS - 120.80% (COST $49,331)..............                    49,213
                                                                              --------
    LIABILITIES, NET OF OTHER ASSETS - (20.80%).............                    (8,479)
                                                                              --------
    TOTAL NET ASSETS - 100%.................................                  $ 40,735
                                                                              ========

---------------

Based on the cost of investments of $49,370 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $398, the unrealized depreciation was $555, and the net unrealized depreciation of investments was $157.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $997 or 2.45% of net assets.

ABBREVIATIONS:

TBA-To Be Announced

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY NOTE - 8.03%
  5.75%, Due 10/31/2002.....................................  $    5,000      $ 4,984
                                                                              -------
    TOTAL U.S. TREASURY NOTE................................                    4,984
                                                                              -------
U.S. AGENCY OBLIGATIONS - 3.03%
  Federal Home Loan Mortgage Corporation, 6.00%, Due
    2/15/2004...............................................         912          900
  Federal Home Loan Mortgage Corporation, 6.25%, Due
    7/15/2004...............................................       1,000          982
                                                                              -------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    1,882
                                                                              -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 16.86%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 11.72%
  REMIC, M H-1 A, 10.15%, Due 4/15/2006.....................          10           10
  Pool #E44213, 7.00%, Due 1/1/2008.........................       2,278        2,281
  Pool #A01679, 9.75%, Due 12/1/2016........................       1,555        1,621
  Pool #555436, 8.50%, Due 1/1/2019.........................       1,886        1,918
  Pool #100244, 11.00%, Due 7/1/2020........................         667          723
  Pool #A01417, 10.00%, Due 3/1/2021........................         690          724
                                                                              -------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                    7,277
                                                                              -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.56%
  Pool #050763, 7.00%, Due 7/1/2008.........................       1,008        1,010
  Pool #100089, 13.00%, Due 11/15/2015......................         517          578
                                                                              -------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    1,588
                                                                              -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.58%
  Pool #001429, 7.50%, Due 10/20/2023.......................       1,600        1,605
                                                                              -------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    1,605
                                                                              -------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   10,470
                                                                              -------
CORPORATE OBLIGATIONS - 55.40%
FINANCIAL - 25.03%
Associates Corporation of North America, 6.375%, Due
  10/15/2002................................................       1,000          995
Bank of America Corporation, 7.35%, Due 4/3/2002............         350          352
Caterpillar Financial Services Corporation, 5.45%, Due
  1/15/2002.................................................       2,000        1,970
EOP Operating Limited Partnership, 144a, 6.375%, Due
  1/15/2002 (Note A)........................................       1,000          989
Ford Motor Credit Company, 8.20%, Due 2/15/2002.............         500          508
General Motors Acceptance Corporation, 5.48%, Due
  12/16/2002................................................       1,000          971
Goldman Sachs Group, 144a, 7.125%, Due 3/1/2003 (Note A)....       1,000          997
Heller Financial, Incorporated, 5.875%, Due 11/1/2000.......       3,000        3,000
Lehman Brothers Holdings, Incorporated, 6.97%, Due
  7/8/2002..................................................       1,000        1,001
Morgan Stanley Group, Incorporated, 6.375%, Due 8/1/2002....       1,000          993
Sanwa Business Credit Corporation, 144a, 7.25%, Due
  9/15/2001 (Note A)........................................         195          195
Sears Roebuck Acceptance Corporation
  7.13%, Due 6/26/2001......................................         400          401
  6.87%, Due 7/3/2001.......................................       1,000        1,001
Simon Property Group Incorporated, 144a, 6.625%, Due
  6/15/2003 (Note A)........................................       1,200        1,168
Weingarten Realty Investments, 7.23%, Due 7/18/2002.........       1,000        1,001
                                                                              -------
    TOTAL FINANCIAL.........................................                   15,542
                                                                              -------
INDUSTRIAL - 24.24%
Cendant Corporation, 7.75%, Due 12/1/2003...................       1,590        1,542
Fort James Corporation, 8.375%, Due 11/15/2001..............       3,000        3,013
Occidental Petroleum Corporation, 6.75%, Due 11/15/2002.....       2,500        2,486
Philip Morris Companies, Incorporated, 7.25%, Due
  1/15/2003.................................................       3,000        2,964
Raytheon Company, 144a, 7.31%, Due 3/1/2002 (Note A)........       2,000        2,000
Union Oil Company of California, 6.375%, Due 2/1/2004.......       1,880        1,832
Weyerhaeuser Company, 9.05%, Due 2/1/2003...................       1,000        1,041
Xerox Corporation, MTN, 6.685%, Due 10/23/2001..............         200          169
                                                                              -------
    TOTAL INDUSTRIAL........................................                   15,047
                                                                              -------
UTILITY - 6.13%
Airtouch Communications, Incorporated, 7.00%, Due
  10/1/2003.................................................       1,000          996

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
Sprint Capital Corporation, 5.70%, Due 11/15/2003...........  $    1,000      $   957
TXU Corporation, 7.375%, Due 8/1/2001.......................       1,000        1,002
Verizon Communications, 6.50%, Due 4/15/2002................         850          848
                                                                              -------
    TOTAL UTILITY...........................................                    3,803
                                                                              -------
    TOTAL CORPORATE OBLIGATIONS.............................                   34,392
                                                                              -------
YANKEE SOVEREIGN - 1.97%
Novia Scotia Province, 9.375%, Due 7/15/2002................       1,175        1,221
                                                                              -------
    TOTAL YANKEE SOVEREIGN..................................                    1,221
                                                                              -------
ASSET-BACKED SECURITIES - 19.36%
Citibank Credit Card Master Trust I, Series 1997-3 B,
  6.989%, Due 2/10/2004.....................................       3,000        2,999
Countrywide Home Loans 2000-5 2 A2, 7.75%, Due 1/25/2003....         816          817
DaimlerChrysler Auto Trust, 6.66%, 1/8/2005.................       1,000        1,000
Discover Card Master Trust 1999-4 A, 5.65%, Due
  11/15/2004................................................       1,000          983
Ford Credit Auto Owner Trust, 7.07%, 4/15/2004..............       2,000        2,017
GE Capital Mortgage Services, Incorporated 1994-HE3 A3,
  6.52%, Due 8/25/2013......................................         857          852
Green Tree Lease Financial, LLC 1998-1 A4, 5.74%, Due
  1/20/2004.................................................         350          344
Mitsubishi Motor Company of America Auto Owner Trust 2000-1
  A2, 6.95%, Due 2/15/2003..................................       1,000        1,001
Residential Funding Securities II, Incorporated 2000-HI4
  AI2, 7.39%, Due 4/25/2011.................................       1,000          998
USAA Auto Owner Trust 2000-1 A3, 6.95%, Due 6/15/2004.......       1,000        1,007
                                                                              -------
    TOTAL ASSET-BACKED SECURITIES...........................                   12,018
                                                                              -------

                                                               SHARES
                                                              ---------
SHORT-TERM INVESTMENTS - 1.78%
American Select Cash Reserve Fund...........................  1,110,270        1,110
                                                                             -------
    TOTAL SHORT-TERM INVESTMENTS............................                   1,110
                                                                             -------
TOTAL INVESTMENTS - 106.43% (COST $66,811)..................                  66,077
                                                                             -------
LIABILITIES, NET OF OTHER ASSETS - (6.43)%..................                  (3,991)
                                                                             -------
TOTAL NET ASSETS - 100%.....................................                 $62,086
                                                                             =======

---------------

Based on the cost of investments of $66,811 for federal income tax purposes at October 31, 2000, the aggregate gross unrealized appreciation was $81, the unrealized depreciation was $815 and the net unrealized depreciation of investments was $734

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,349 or 8.62% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation
MTN - Medium-Term Note

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------

                                                                                                                         SHORT-
                                         LARGE CAP   LARGE CAP   SMALL CAP   INTERNATIONAL   EMERGING   INTERMEDIATE      TERM
                             BALANCED      VALUE      GROWTH       VALUE        EQUITY       MARKETS        BOND          BOND
                             ---------   ---------   ---------   ---------   -------------   --------   ------------   ----------
                                                                        (IN THOUSANDS)
ASSETS:
   Investments in
    securities at value*...  $845,560    $777,735     $24,225     $62,436     $1,252,833     $21,612      $49,213       $66,077
   Cash, including foreign
    currency...............       550         589         100          58          4,020         116            -             -
   Dividends and interest
    receivable.............     5,306       1,045          12          97          1,908          15          571           961
   Reclaims receivable.....         -           -           -           -            205           -            -             -
   Receivable for Variation
    Margin on open futures
    contracts..............     1,270         870           4         334            166           -            -
   Receivable for
    investments sold.......     1,867       4,759          70         530          8,173         158            -         1,978
   Other assets............         -           -           7           -              -           -            -             -
                             ---------   --------     -------     -------     ----------     -------      -------       -------
      TOTAL ASSETS.........   854,553     784,998      24,418      63,455      1,267,305      21,901       49,784        69,016
                             ---------   --------     -------     -------     ----------     -------      -------       -------
LIABILITIES:
   Payable for investments
    purchased..............    12,804          52         229         142          1,204         189        1,310         6,885
   Payable upon return of
    securities loaned......    41,513      22,541       4,533       7,707         94,293       4,389        7,713             -
   Management and
    investment advisory
    fees payable (Note
    2).....................       619         605          25         110          1,259          45           14            16
   Accrued organization
    costs..................         3           8           -           -              -           -            4             8
   Unrealized depreciation
    on foreign currency
    contracts..............         -           -           -           -          1,444           -            -             -
   Other liabilities.......       107         111         229          30            384          16            8            21
                             ---------   --------     -------     -------     ----------     -------      -------       -------
      TOTAL LIABILITIES....    55,046      23,317       5,016       7,989         98,584       4,639        9,049         6,930
                             ---------   --------     -------     -------     ----------     -------      -------       -------
NET ASSETS APPLICABLE TO
 INVESTORS' BENEFICIAL
 INTERESTS.................  $799,507    $761,681     $19,402     $55,466     $1,168,721     $17,262      $40,735       $62,086
                             =========   ========     =======     =======     ==========     =======      =======       =======
* Cost of investments......  $817,349    $752,369     $25,099     $63,199     $1,198,645     $25,357      $49,331       $66,811

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              LARGE CAP    LARGE CAP    SMALL CAP   INTERNATIONAL    EMERGING
                                   BALANCED     VALUE       GROWTH        VALUE        EQUITY         MARKETS
                                   --------   ---------   -----------   ---------   -------------   -----------
                                        YEAR ENDED        JULY 31 TO           YEAR ENDED           JULY 31 TO
                                       OCTOBER 31,        OCTOBER 31,          OCTOBER 31,          OCTOBER 31,
                                           2000              2000                 2000                 2000
                                   ----------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
INVESTMENT INCOME:
   Interest income...............  $26,760    $  2,812      $    26      $  458       $  6,410        $    28
   Dividend income (net of
     foreign taxes of $129, $232,
     $5,122 and $4 in Balanced,
     Large Cap Value,
     International Equity and
     Emerging Markets Portfolios,
     respectively)...............   15,957      32,795           18       1,189         26,758             39
   Income derived from commission
     recapture (Note 6)..........       59         200            -           2            299              -
   Income derived from securities
     lending, net (Note 5).......      218         105            -          33            969              1
                                   -------    --------      -------      ------       --------        -------
       TOTAL INVESTMENT INCOME...   42,994      35,912           44       1,682         34,436             68
                                   -------    --------      -------      ------       --------        -------
EXPENSES:
   Management and investment
     advisory fees (Note 2)......    2,603       3,080           28         402          5,029             49
   Custodian fees................      224         257            4          26          1,349             15
   Professional fees.............       20          12            6           4             38              6
   Other expenses................       55          35            2          15              7              2
                                   -------    --------      -------      ------       --------        -------
       TOTAL EXPENSES............    2,902       3,384           40         447          6,423             72
                                   -------    --------      -------      ------       --------        -------
   Less fees waived (Note 2).....        -           -            7           -              -              -
                                   -------    --------      -------      ------       --------        -------
       NET EXPENSES..............    2,902       3,384           33         447          6,423             72
                                   -------    --------      -------      ------       --------        -------
NET INVESTMENT INCOME (LOSS).....   40,092      32,528           11       1,235         28,013             (4)
                                   -------    --------      -------      ------       --------        -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
     Investments.................   (3,654)     20,034          (91)      1,238        202,261            (37)
     Foreign currency
       transactions..............        -           -            -           -        (57,517)           (23)
     Futures contracts...........   (1,344)     (4,949)         (99)        (30)        (1,440)             -
   Change in net unrealized
     appreciation or
     (depreciation) of:
     Investments.................      359     (43,470)        (874)      6,316         (8,783)        (3,424)
     Foreign currency contracts
       and translations..........        -           -            -           -       (109,311)          (321)
     Futures contracts...........     (427)      1,616            7        (160)            97              -
                                   -------    --------      -------      ------       --------        -------
       NET GAIN (LOSS) ON
        INVESTMENTS..............   (5,066)    (26,769)      (1,057)      7,364         25,307         (3,805)
                                   -------    --------      -------      ------       --------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................  $35,026    $  5,759      $(1,046)     $8,599       $ 53,320        $(3,809)
                                   =======    ========      =======      ======       ========        =======

                                   INTERMEDIATE   SHORT-TERM
                                       BOND          BOND
                                   ------------   ----------
                                          YEAR ENDED
                                          OCTOBER 31,
                                             2000
                                   -------------------------
                                        (IN THOUSANDS)
INVESTMENT INCOME:
   Interest income...............    $  7,113       $4,742
   Dividend income (net of
     foreign taxes of $129, $232,
     $5,122 and $4 in Balanced,
     Large Cap Value,
     International Equity and
     Emerging Markets Portfolios,
     respectively)...............           -            -
   Income derived from commission
     recapture (Note 6)..........           -            -
   Income derived from securities
     lending, net (Note 5).......          40            -
                                     --------       ------
       TOTAL INVESTMENT INCOME...       7,153        4,742
                                     --------       ------
EXPENSES:
   Management and investment
     advisory fees (Note 2)......         256          165
   Custodian fees................          32           18
   Professional fees.............           6            -
   Other expenses................          17            2
                                     --------       ------
       TOTAL EXPENSES............         311          185
                                     --------       ------
   Less fees waived (Note 2).....           -            -
                                     --------       ------
       NET EXPENSES..............         311          185
                                     --------       ------
NET INVESTMENT INCOME (LOSS).....       6,842        4,557
                                     --------       ------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
     Investments.................     (12,767)      (1,218)
     Foreign currency
       transactions..............           -            -
     Futures contracts...........           -            -
   Change in net unrealized
     appreciation or
     (depreciation) of:
     Investments.................       8,440          497
     Foreign currency contracts
       and translations..........           -            -
     Futures contracts...........           -            -
                                     --------       ------
       NET GAIN (LOSS) ON
        INVESTMENTS..............      (4,327)        (721)
                                     --------       ------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................    $  2,515       $3,836
                                     ========       ======

                             See accompanying notes
--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

--------------------------------------------------------------------------------
                                       83

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          BALANCED                   LARGE CAP VALUE         LARGE CAP GROWTH
                                 --------------------------     --------------------------   ----------------

                                         YEAR ENDED                     YEAR ENDED              JULY 31 TO
                                        OCTOBER 31,                    OCTOBER 31,             OCTOBER 31,
                                    2000           1999            2000           1999             2000
                                 ----------     -----------     ----------     -----------   ----------------
                                                                (IN THOUSANDS)
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income
    (loss).....................  $   40,092     $   41,612      $   32,528     $   39,065        $     11
   Net realized gain (loss) on
    investments, futures
    contracts and foreign
    currency transactions......      (4,998)        59,888          15,085        221,657            (190)
   Change in net unrealized
    appreciation or
    depreciation of
    investments, futures
    contracts and foreign
    currency translations......         (68)       (89,696)        (41,854)      (203,626)           (867)
                                 ----------     ----------      ----------     ----------        --------
      NET INCREASE (DECREASE)
        IN NET ASSETS RESULTING
        FROM OPERATIONS........      35,026         11,804           5,759         57,096          (1,046)
                                 ----------     ----------      ----------     ----------        --------
TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS:
   Contributions...............     254,079        155,233         156,932        296,048          25,396
   Withdrawals.................    (496,854)      (238,306)       (859,324)      (797,887)         (4,948)
                                 ----------     ----------      ----------     ----------        --------
      NET INCREASE (DECREASE)
        IN NET ASSETS RESULTING
        FROM TRANSACTIONS IN
        INVESTORS' BENEFICIAL
        INTERESTS..............    (242,775)       (83,703)       (702,392)      (501,839)         20,448
                                 ----------     ----------      ----------     ----------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS........................    (207,749)       (71,269)       (696,633)      (444,743)         19,402
                                 ----------     ----------      ----------     ----------        --------
NET ASSETS:
   Beginning of period.........   1,007,256      1,078,525       1,458,314      1,903,057               -
                                 ----------     ----------      ----------     ----------        --------
   END OF PERIOD...............  $  799,507     $1,007,256      $  761,681     $1,458,314        $ 19,402
                                 ==========     ==========      ==========     ==========        ========
-------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
-------------------------------------------------------------------------------------------------------------
RATIOS:
   Expenses to average net
    assets (annualized)........        0.33%          0.32%           0.32%          0.32%           0.75%
   Net investment income to
    average net assets
    (annualized)...............        4.58%          3.82%           3.10%          2.19%           0.25%
   Portfolio turnover rate (not
    annualized)................         121%            90%             58%            33%              9%
   Decrease reflected in above
    expense ratio due to
    absorption of expenses by
    the Manager................           -              -               -              -            0.17%

                                       SMALL CAP VALUE
                                 ----------------------------
                                                DECEMBER 31,
                                 YEAR ENDED         1998
                                 OCTOBER 31,   TO OCTOBER 31,
                                    2000            1999
                                 -----------   --------------
                                        (IN THOUSANDS)
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income
    (loss).....................   $  1,235        $   320
   Net realized gain (loss) on
    investments, futures
    contracts and foreign
    currency transactions......      1,208          1,165
   Change in net unrealized
    appreciation or
    depreciation of
    investments, futures
    contracts and foreign
    currency translations......      6,156         (7,079)
                                  --------        -------
      NET INCREASE (DECREASE)
        IN NET ASSETS RESULTING
        FROM OPERATIONS........      8,599         (5,594)
                                  --------        -------
TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS:
   Contributions...............     34,901         90,405
   Withdrawals.................    (55,048)       (17,797)
                                  --------        -------
      NET INCREASE (DECREASE)
        IN NET ASSETS RESULTING
        FROM TRANSACTIONS IN
        INVESTORS' BENEFICIAL
        INTERESTS..............    (20,147)        72,608
                                  --------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS........................    (11,548)        67,014
                                  --------        -------
NET ASSETS:
   Beginning of period.........     67,014              -
                                  --------        -------
   END OF PERIOD...............   $ 55,466        $67,014
                                  ========        =======
--------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
--------------------------------------------------------------------------------------------
RATIOS:
   Expenses to average net
    assets (annualized)........       0.68%          0.72%
   Net investment income to
    average net assets
    (annualized)...............       1.88%          1.13%
   Portfolio turnover rate (not
    annualized)................         63%            31%
   Decrease reflected in above
    expense ratio due to
    absorption of expenses by
    the Manager................          -           0.17%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EMERGING
      INTERNATIONAL EQUITY          MARKETS          INTERMEDIATE BOND         SHORT-TERM BOND
    -------------------------   ---------------   -----------------------   ----------------------
           YEAR ENDED             JULY 31 TO            YEAR ENDED                YEAR ENDED
           OCTOBER 31,            OCTOBER 31,           OCTOBER 31,              OCTOBER 31,
       2000          1999            2000           2000         1999         2000        1999
    -----------   -----------   ---------------   ---------   -----------   --------   -----------
                                            (IN THOUSANDS)
    $    28,013   $   27,114        $    (4)      $   6,842    $ 14,641     $  4,557    $  6,202
        143,304      111,938            (60)        (12,767)     (3,536)      (1,218)     (2,001)
       (117,997)      79,728         (3,745)          8,440     (12,532)         497      (1,481)
    -----------   ----------        -------       ---------    --------     --------    --------
         53,320      218,780         (3,809)          2,515      (1,427)       3,836       2,720
    -----------   ----------        -------       ---------    --------     --------    --------
      1,485,799      948,727         22,277          46,108     174,791       16,783      35,387
     (1,712,523)    (853,527)        (1,206)       (261,316)    (98,940)     (32,884)    (74,093)
    -----------   ----------        -------       ---------    --------     --------    --------
       (226,724)      95,200         21,071        (215,208)     75,851      (16,101)    (38,706)
    -----------   ----------        -------       ---------    --------     --------    --------
       (173,404)     313,980         17,262        (212,693)     74,424      (12,265)    (35,986)
    -----------   ----------        -------       ---------    --------     --------    --------
      1,342,125    1,028,145              -         253,428     179,004       74,351     110,337
    -----------   ----------        -------       ---------    --------     --------    --------
    $ 1,168,721   $1,342,125        $17,262       $  40,735    $253,428     $ 62,086    $ 74,351
    ===========   ==========        =======       =========    ========     ========    ========
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
           0.44%        0.37%          1.49%           0.30%       0.28%        0.28%       0.29%
           1.93%        2.27%         (0.08)%          6.65%       5.91%        6.92%       6.29%
             45%          63%            23%            102%        123%          89%        115%
              -            -              -               -           -            -           -

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Large Cap Growth Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Emerging Markets Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio, (each a "Portfolio" and collectively the "Portfolios"). The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

--------------------------------------------------------------------------------
                                       86
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NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The International Equity Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value and International Equity Portfolios may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Portfolio so that the collateral's market value exceeds the carrying value of the repurchase agreement.

  Deferred Organization Expenses

     Expenses incurred by the Balanced, Large Cap Value, International Equity, Intermediate Bond and Short-Term Bond Portfolios in connection with their organization are being amortized on a straight-line basis over a five-year period.
--------------------------------------------------------------------------------
                                       87
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AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity, Emerging Markets and Intermediate Bond Portfolios ("Variable NAV Portfolios") are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Portfolios an annualized fee equal to
 .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolios. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Portfolio and pays a portion of their fee to the investment advisor hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Balanced Portfolio.................................  .225%-.70%     $2,603         $1,728          $  875
Large Cap Value Portfolio..........................  .225%-.70%      3,080          2,041           1,039
Large Cap Growth Portfolio.........................   .45%-.70%         28             23               5
Small Cap Value Portfolio..........................   .50%-.66%        402            337              65
International Equity Portfolio.....................   .25%-.70%      5,029          3,579           1,450
Emerging Markets Portfolio.........................  .80%-1.20%         49             44               5
Intermediate Bond Portfolio........................        .25%        256             88             168

     The Manager serves as the sole investment adviser to the Short-Term Bond Portfolio. Pursuant to the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Portfolio. During the period ended October 31, 2000, the Manager waived management fees totaling $7,000 for the Large Cap Growth Portfolio.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2000, the cost of air transportation was not material to any of the Portfolios.

--------------------------------------------------------------------------------
                                       88
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AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2000 (excluding short-term investments) are as follows (in thousands):

                                        LARGE CAP    LARGE CAP   SMALL CAP   INTERNATIONAL   EMERGING    INTERMEDIATE   SHORT-TERM
                            BALANCED      VALUE       GROWTH       VALUE        EQUITY        MARKETS        BOND          BOND
                           PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                           ----------   ----------   ---------   ---------   -------------   ---------   ------------   ----------
Purchases................  $  995,324   $  583,507    $21,556     $36,510      $596,501       $24,415      $103,477      $56,465
Proceeds from sales......  $1,202,912   $1,272,259    $ 1,449     $64,855      $795,199       $ 4,227      $307,736      $61,416

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the International Equity Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2000, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                      SETTLEMENT             UNREALIZED
CONTRACTS TO DELIVER                                                     DATE       VALUE    GAIN/(LOSS)
--------------------                                                  ----------   -------   -----------
(AMOUNTS IN THOUSANDS)
    2,445  Australian Dollar........................................   11/10/00    $ 1,267     $    69
    3,098  Canadian Dollar..........................................   11/10/00      2,028          49
      407  Euro Currency............................................    11/2/00        345          (6)
   20,892  Euro Currency............................................   11/10/00     17,738         418
1,864,851  Japanese Yen.............................................   11/10/00     17,123         180
    1,663  Pound Sterling...........................................    11/2/00      2,415         (27)
    9,451  Pound Sterling...........................................   11/10/00     13,717          65
    1,040  Singapore Dollar.........................................    11/1/00        593          --
   11,866  Swedish Krona............................................   11/10/00      1,189          46
    5,203  Swiss Franc..............................................   11/10/00      2,897          61
                                                                                   -------     -------
Total contracts to deliver (Receivable amount $60,167)..............               $59,312     $   855
                                                                                   =======     =======
CONTRACTS TO RECEIVE
--------------------
(AMOUNTS IN THOUSANDS)
    3,093  Australian Dollar........................................   11/10/00    $ 1,604     $  (167)
    4,210  Canadian Dollar..........................................   11/10/00      2,756         (86)
   25,845  Euro Currency............................................   11/10/00     21,943      (1,164)
2,231,298  Japanese Yen.............................................   11/10/00     20,486        (526)
   11,360  Pound Sterling...........................................   11/10/00     16,485         (81)
   15,547  Swedish Krona............................................   11/10/00      1,557        (109)
    6,626  Swiss Franc..............................................   11/10/00      3,689        (166)
                                                                                   -------     -------
Total contracts to receive (Payable amount $70,819).................               $68,520     $(2,299)
                                                                                   =======     =======

     The Portfolios may purchase securities with delivery or payment to occur at a later date. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place.

--------------------------------------------------------------------------------
                                       89
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AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

5.   SECURITIES LENDING

     The Portfolios participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolios receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolios also continue to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. At October 31, 2000, the Portfolios had securities on loan as follows:

                                           MARKET VALUE OF
               PORTFOLIO                  SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
               ---------                  ------------------   -------------------   ---------------
Balanced................................     $41,546,576           $1,018,470          $41,513,305
Large Cap Value.........................      21,785,174                   --           22,541,375
Large Cap Growth........................       4,706,124                   --            4,532,918
Small Cap Value.........................       7,519,393                   --            7,707,265
International Equity....................      90,607,776              162,712           94,292,512
Emerging Markets........................       4,352,887                   --            4,388,507
Intermediate Bond.......................       7,576,364               33,675            7,713,493

     The Custodian for each Portfolio invested the cash collateral in the AMR Investments Enhanced Yield Business Trust and the American Select Cash Reserve Fund (the "Funds").

     The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2000
--------------------------------------------------------------------------------

7.   FUTURES CONTRACTS

     A Summary of obligations under these financial instruments at October 31, 2000 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
BALANCED PORTFOLIO:
  S&P 500 Index.........................................  Dec. 2000       170      $61,208,500     $ (427,250)
LARGE CAP VALUE PORTFOLIO:
  S&P 500 Index.........................................  Dec. 2000       120       43,206,000      1,615,725
LARGE CAP GROWTH PORTFOLIO:
  S&P 500 Index.........................................  Dec. 2000         3          216,030          7,093
SMALL CAP VALUE PORTFOLIO:
  Russell 2000..........................................  Dec. 2000        55       13,763,750       (160,650)
INTERNATIONAL EQUITY PORTFOLIO:
  Hang Seng Index.......................................  Nov. 2000         4          385,762          4,122
  Spain IBEX Index......................................  Nov. 2000         7          617,201            360
  Sweden OMX Index......................................  Nov. 2000        55          646,469         11,814
  Australia Allord Index................................  Dec. 2000        13          552,401         (1,749)
  Canada S&P Index......................................  Dec. 2000        17        1,267,793        (80,207)
  France CAC Index......................................  Dec. 2000        47        2,572,088         72,525
  Germany DAX Index.....................................  Dec. 2000        13        1,962,448         87,356
  Italy MIB Index.......................................  Dec. 2000         5        1,014,365         31,679
  Japan Nikkei 300 Index................................  Dec. 2000       233        5,861,805       (103,691)
  UK FTSE Index.........................................  Dec. 2000        52        4,900,546         75,387

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                                       91

AMERICAN AADVANTAGE FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American AAdvantage Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                        [AMERICAN AADVANTAGE FUNDS LOGO]
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                         [GRAPHIC]                                                    [GRAPHIC]
                         BY E-MAIL:                                                ON THE INTERNET:
              american aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


                         [GRAPHIC]                                                    [GRAPHIC]
                       BY TELEPHONE:                                                   BY MAIL:

                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 967-9009                                        P.O. Box 619003, MD 5645
                                                                              DFW Airport, TX 75261-9003
                       AMR Class(sm)
                    Call (800) 433-2434

                     PlanAhead Class(R)
                    Call (800) 388-3344

FUND SERVICE PROVIDERS:

    CUSTODIAN                       TRANSFER AGENT                     INDEPENDENT AUDITORS     DISTRIBUTOR
    STATE STREET BANK AND TRUST     NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP        SWS FINANCIAL SERVICES
    Boston, Massachusetts           Kansas City, Missouri              Dallas, Texas            Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.